                                                                EXHIBIT 4.2

                                                                Draft of 7/15/97
                                                                ----------------


================================================================================



                     FIRST SUPPLEMENTAL INDENTURE OF TRUST


                                    between


                          EDUCATION LOANS INCORPORATED


                                      AND


                        FIRST BANK NATIONAL ASSOCIATION

                                   as Trustee


                            ------------------------

                            DATED AS OF JULY 1, 1997

                            ------------------------



================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                                                   Page
                                                                                                                  ------
PARTIES.........................................................................................................      1
RECITALS........................................................................................................      1

Section 1.    Definitions.......................................................................................      1
Section 2.    Authorization and Terms of Series 1997-1 Notes....................................................     19
Section 3.    Interest Payable on Auction Rate Series 1997-1 Notes and
                 LIBOR Rate Series 1997-1 Notes.................................................................     23
Section 4.    Determining the Auction Rate Series 1997-1 Note Interest Rate.....................................     30
Section 5.    Determination of Payment Defaults and Payment of
                 Auction Agent and Broker-Dealer Fees...........................................................     41
Section 6.    Calculation of Maximum Auction Rate, All Hold
                 Rate, Net Loan Rate, One-Month LIBOR, Three-Month
                 LIBOR, Non-Payment Rate, After-Tax Equivalent,
                 "AA" Composite Commercial Paper Rate, Index
                 and Applicable Percentage......................................................................     41
Section 7.    Notification of Rates, Amounts and Payment Dates..................................................     42
Section 8.    Auction Agent.....................................................................................     43
Section 9.    Broker-Dealers....................................................................................     44
Section 10.   Changes in Auction Period or Periods and
                 Certain Percentages............................................................................     45
Section 11.   Changes in the Auction Date.......................................................................     47
Section 12.   Additional Provisions Regarding the Auction Rate
                 Series 1997-1 Note Interest Rate...............................................................     48
Section 13.   Qualifications of Market Agent....................................................................     49
Section 14.   Purposes of Issuance of Series 1997-1 Notes.......................................................     50
Section 15.   Deposit of Series 1997-1 Note Proceeds............................................................     50
Section 16.   Redemption and Prepayment of Series 1997-1 Notes..................................................     52
Section 17.   Book-Entry Series 1997-1 Notes....................................................................     58
Section 18.   Series 1997-1 Accounts and Subaccounts............................................................     60
Section 19.   Deposits to Series 1997-1 Excess Earnings Subaccount..............................................     63
Section 20.   Obligors Not To Make Certain Purchases of Tax Exempt
                 Series 1997-1 Notes............................................................................     64
Section 21.   Arbitrage Provisions..............................................................................     64
Section 22.   Purchase of Eligible Loans From Series 1997-1 Tax Exempt
                 and Taxable Acquisition Accounts and Series 1997-1
                 Tax Exempt and Taxable Surplus Subaccounts.....................................................     65
Section 23.   Limitation on Costs of Issuance, Administrative Expenses
                 and Note Fees..................................................................................     66
Section 24.   Proceeds of Sales of Certain Student Loans To Be
                 Deposited in the Acquisition Fund..............................................................     66
Section 25.   Limitation on Acquisition of Consolidation Loans and
              Special Program Loans.............................................................................     66
Section 26.   Certain Findings, Determinations and Designations.................................................     67

Section 27.   Governing Law.....................................................................................     68
Section 28.   Section Headings; Table of Contents...............................................................     68
Section 29.   Severability......................................................................................     68
Section 30.   Counterparts......................................................................................     68
Section 31.   Effect of First Supplemental Indenture............................................................     68

SIGNATURES......................................................................................................     69

    Exhibit A-1 --  Form of Tax Exempt Auction Rate
                    Series 1997-1 Notes.........................................................................     A-1-1
    Exhibit A-2 --  Form of Series 1997-1F Notes................................................................     A-2-1
    Exhibit A-3 --  Form of Taxable Auction Rate Series 1997-1 Notes............................................     A-3-1
    Exhibit A-4 --  Form of LIBOR Rate Series 1997-1 Senior Notes...............................................     A-4-1
    Exhibit B-1 --  Form of Series 1997-1K Notes................................................................     B-1-1
    Exhibit B-2 --  Form of Series 1997-1L Notes................................................................     B-2-1
    Exhibit C   --  Form of Notice of A Payment Default.........................................................     C-1
    Exhibit D   --  Form of Notice of Cure of Payment Default...................................................     D-1
    Exhibit E   --  Form of Notice of Proposed Auction Period
                    Adjustment..................................................................................     E-1
    Exhibit F   --  Form of Notice Establishing Auction Period
                    Adjustment..................................................................................     F-1
    Exhibit G   --  Form of Notice of Change in Auction Date....................................................     G-1
    Exhibit H-1 --  List of Student Loan Purchase Agreements relating to
                    Eligible Loans acquired from the Series 1979 Trustee........................................     H-1-1
    Exhibit H-2 --  List of Student Loan Purchase  Agreements relating to
                    Eligible Loans acquired from Series 1989 Trustee............................................     H-2-1
    Exhibit H-3 --  List of Student Loan Purchase Agreements relating to
                    Eligible Loans acquired from Series 1994 Trustee
                    and financed from proceeds of Series 1996-1 Notes...........................................     H-3-1
    Exhibit H-4 --  List of Student Loan Purchase Agreements relating to
                    Eligible Loans to be financed from proceeds of Tax
                    Exempt Series 1997-1 Notes, Series 1989, 1991 and
                    1994 Bonds and Series 1996-1 Notes..........................................................     H-4-1
    Exhibit H-5 --  List of Student Loan Purchase Agreements relating to
                    Eligible Loans acquired from Series 1994 Trustee and
                    financed from proceeds of Series 1994-1, 1995-1 and
                    1995-2 Notes................................................................................     H-5-1
    Exhibit H-6 --  List of Student Loan Purchase Agreements relating to
                    Eligible Loans to be financed from proceeds of Taxable
                    Series 1997-1 Notes.........................................................................     H-6-1
    Exhibit I   --  Form of Notice of Proposed Adjustment
                    to Certain Percentages......................................................................     I-1
    Exhibit J   --  Form of Notice Establishing Adjustment
                    to Certain Percentages......................................................................     J-1

          THIS FIRST SUPPLEMENTAL INDENTURE OF TRUST, dated as of July 1, 1997, between EDUCATION LOANS INCORPORATED, a nonprofit corporation duly organized and existing under the laws of the State of South Dakota (the "Corporation"), and FIRST BANK NATIONAL ASSOCIATION, a national banking association duly established, existing and authorized to accept and execute trusts of the character herein set out under and by virtue of the laws of the United States (the "Trustee");

                             W I T N E S S E T H:

          WHEREAS, the Corporation and the Trustee, as trustee, have heretofore executed and delivered an Indenture of Trust, dated as July 1, 1997 (the "Original Indenture"); and

          WHEREAS, the Original Indenture prescribes the terms and conditions upon which the Corporation may from time to time authorize and issue series of Notes (as defined in the Original Indenture); and

          WHEREAS, the Corporation has, by proper action of its Board, authorized and determined to issue twelve series of Notes in the respective aggregate principal amounts of $___________________ (the "Series 1997-1A Notes"), $___________________ (the "Series 1997-1B Notes"), $___________________
(the "Series 1997-1C Notes"), $___________________ (the "Series 1997-1D Notes"),
$___________________ (the "Series 1997-1E Notes"), $__________________ (the
"Series 1997-1F Notes"), $___________________ (the "Series 1997-1G Notes"),
$___________________ (the "Series 1997-1H Notes"), $___________________ (the
"Series 1997-1I Notes") and $___________________ (the "Series 1997-1J Notes"),
each of which will be a series of Class A Notes, and $___________________ (the "Series 1997-1K Notes") and $___________________ (the "Series 1997-1L Notes,"
and, together with the Series 1997-1A Notes, the Series 1997-1B Notes, the Series 1997-1C Notes, the Series 1997-1D Notes, the Series 1997-1E Notes, the Series 1997-1F Notes, the Series 1997-1G Notes, the Series 1997-1H Notes, the Series 1997-1I Notes, the Series 1997-1J Notes and the Series 1997-1K Notes, the "Series 1997-1 Notes"), each of which will be a series of Class B Notes; and

          WHEREAS, the Corporation desires by this First Supplemental Indenture to prescribe the terms and provisions of the Series 1997-1 Notes, all as more fully set forth herein; and

          WHEREAS, the execution and delivery of this First Supplemental Indenture and the issuance of the Series 1997-1 Notes have been in all respects duly and validly authorized by the Corporation;

          NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

          SECTION 1.  DEFINITIONS.  In this First Supplemental Indenture, the
                      -----------
terms defined in the Original Indenture shall, except as otherwise provided in this Section 1, have the same meaning when used herein unless the context or use thereof indicates another or different meaning or intent. In addition, the following terms shall have the following respective meanings unless the context hereof clearly requires otherwise:

          "'AA' Composite Commercial Paper Rate" shall mean, with respect to a series of Tax Exempt Auction Rate Series 1997-1 Notes, (i) the interest equivalent of the 30-day rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by S&P, as such 30-day rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date of determination, or (ii) if the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of the interest equivalent of the 30-day rate on commercial paper placed on behalf of such issuers, as quoted to the Auction Agent on a discount basis or otherwise by the Commercial Paper Dealers, as of the close of business on the Business Day immediately preceding the date of determination. If, at the time quotations are required, any Commercial Paper Dealer does not quote a commercial paper rate required to determine the "'AA' Composite Commercial Paper Rate," or if less than three Commercial Paper Dealers are then serving as such for any reason, the "'AA' Composite Commercial Paper Rate" shall be determined on the basis of such quotation or quotations furnished by the Commercial Paper Dealer or Commercial Paper Dealers then serving as such and providing a quotation. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given day's maturity shall be equal to the product of (a) 100, times (b) the quotient (rounded upward to the next higher .00001) of (1) the discount rate (expressed in decimals) divided by
(2) the difference between (A) 1.00, and (B) a fraction, the numerator of which shall be the product of the discount rate (expressed in decimals) times the number of days from (and including) the date of determination to, but excluding, the date on which such commercial paper matures, and the denominator of which shall be 360.

          "Administrative Cost and Note Fee Rate" shall mean a rate per annum equal to the sum of (i) .______%, (ii) the Auction Agent Fee Rate and (iii) the Broker-Dealer Fee Rate.

          "After-Tax Equivalent" shall mean, with respect to a series of Tax Exempt Auction Rate Series 1997-1 Notes, the interest rate per annum equal to the product of (i) 1.00 minus the Statutory Corporate Tax Rate and (ii) the "AA" Composite Commercial Paper Rate.

          "All Hold Rate" shall mean (i) with respect to a series of Tax Exempt Auction Rate Series 1997-1 Notes, the interest rate per annum equal to 85% (as such percentage may be adjusted pursuant to Section 10 hereof) of the lesser of
(a) the After-Tax Equivalent and (b) the Index; provided that in no event shall the All Hold Rate be greater than the Maximum Auction Rate, and (ii) with respect to a series of Taxable Auction Rate Series 1997-1 Notes, One-Month LIBOR less .20%.

          "Applicable Percentage" shall mean, with respect to a series of Tax Exempt Auction Rate Series 1997-1 Notes, the percentage determined (as such percentage may be adjusted pursuant to Section 10 hereof) based on the ratings of Moody's and Fitch of the Tax Exempt Auction Rate Series 1997-1 Notes as set forth below:

       Moody 's                  Fitch's
     Credit Rating            Credit Rating         Applicable Percentage
     -------------            -------------         ---------------------
          "Aaa"                   "AAA"                      175%
          "Aa"                     "AA"                      175%
           "A"                     "A"                       175%
          "Baa"                   "BBB"                      200%
       Below "Baa"             Below "BBB"                   265%

provided that if the Tax Exempt Auction Rate Series 1997-1 Notes are not then rated by both Moody's and Fitch, the "Applicable Percentage" shall be 265%. In the event that one such Rating Agency has assigned a lower credit rating to the Tax Exempt Auction Rate Series 1997-1 Notes than the other Rating Agency, the "Applicable Percentage" shall be based upon such lower credit rating. All ratings referred to above shall be without regard to the gradations within each rating category. For purposes of the Auction Agent and the Auction Procedures, the ratings referred to in this definition shall be the last ratings of which the Auction Agent shall have been given notice pursuant to the Auction Agent Agreement.

          "Auction" shall mean the implementation of the Auction Procedures on an Auction Date.

          "Auction Agent" shall mean the Initial Auction Agent under the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement becomes effective, after which "Auction Agent" shall mean the Substitute Auction Agent.

          "Auction Agent Agreement" shall mean the applicable Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement is entered into, after which "Auction Agent Agreement" shall mean such Substitute Auction Agent Agreement.

          "Auction Agent Fee" shall have the meaning ascribed to such term in the Auction Agent Agreement.

          "Auction Agent Fee Rate" shall have the meaning ascribed to such term in the Auction Agent Agreement.

          "Auction Date" shall mean, initially, with respect to the Series 1997-1A Notes, ______________, 1997, with respect to the Series 1997-1B Notes, ______________, 1997, with respect to the Series 1997-1C Notes, ______________, 1997, with respect to the Series 1997-1D Notes, ______________, 1997, with respect to the Series 1997-1E Notes, ______________, 1997, with respect to the Series 1997-1G Notes, ______________, 1997, and with respect to the Series 1997-1H Notes,
______________, 1997, and, thereafter, with respect to each such series of Auction Rate Series 1997-1 Notes, the Business Day immediately preceding the first day of each Auction Period for such series, other than:

     (A) an Auction Period commencing after the ownership of such series is no longer maintained in Book-Entry Form by the Securities Depository;

     (B) an Auction Period commencing after and during the continuance of a Payment Default; or

     (C) an Auction Period commencing less than two (2) Business Days after the cure of a Payment Default.

Notwithstanding the foregoing, the Auction Date for one or more Auction Periods may be changed pursuant to Section 11 of this First Supplemental Indenture.

          "Auction Period" shall mean the Interest Period applicable to each series of the Auction Rate Series 1997-1 Notes, which Auction Period (after the Initial Interest Period for each such series) initially shall consist generally of (i) in the case of the Tax Exempt Auction Rate Series 1997-1 Notes, thirty-five (35) days, as the same may be adjusted pursuant to Section 3(A) or Section 10 hereof, and (ii) in the case of the Taxable Exempt Auction Rate Series 1997-1 Senior Notes, twenty-eight (28) days, as the same may be adjusted pursuant to
Section 3(A) or Section 10 hereof.

          "Auction Period Adjustment" shall mean an adjustment to the Auction Period as provided in Section 10 hereof.

          "Auction Procedures" shall mean the procedures set forth in Sections 4 through 11 hereof by which the Auction Rate is determined.

          "Auction Rate" shall mean the rate of interest per annum that results from implementation of the Auction Procedures and is determined as described in
Section 4(c)(ii) hereof.

          "Auction Rate Series 1997-1 Note Initial Interest Rate" shall mean ________% per annum for the Series 1997-1A Notes, ________% per annum for the Series 1997-1B Notes, ________% per annum for the Series 1997-1C Notes, ________% per annum for the Series 1997-1D Notes, ________% per annum for the Series 1997-1E Notes, ________% per annum for the Series 1997-1G Notes and ________% per annum for the Series 1997-1H Notes.

          "Auction Rate Series 1997-1 Note Interest Rate" shall mean the rate of interest per annum borne from time to time by a series of the Auction Rate Series 1997-1 Notes, which shall be (i) during the Initial Interest Period for such series, the Auction Rate Series 1997-1 Note Initial Interest Rate, and (ii) during each Interest Period thereafter, the rate of interest determined in accordance with the provisions of Sections 4 through 12 hereof; provided, however, that in the event of a Payment Default with respect to a series, the Auction Rate Series 1997-1 Note Interest Rate for such series shall equal the Non-Payment Rate; and provided, further, that such Auction Rate Series 1997-1
Note Interest Rate shall in no event exceed the Auction Rate Series 1997-1 Note Interest Rate Limitation.

          "Auction Rate Series 1997-1 Note Interest Rate Limitation" shall mean
(i) with respect to a series of Tax Exempt Auction Rate Series 1997-1 Notes, a rate per annum equal to 14% or, if less than such rate, the highest rate the Corporation may legally pay, from time to time, as interest on the Tax Exempt Auction Rate Series 1997-1 Notes, and (ii) with respect to a series of Taxable Auction Rate Series 1997-1 Notes, a rate per annum equal to 18% or, if less than such rate, the highest rate the Corporation may legally pay, from time to time, as interest on the Taxable Auction Rate Series 1997-1 Notes.

          "Auction Rate Series 1997-1 Notes" shall mean the Tax Exempt Auction Rate Series 1997-1 Notes and the Taxable Auction Rate Series 1997-1 Notes.

          "Authorized Denominations" shall mean (i) with respect to the Auction Rate Series 1997-1 Notes and the LIBOR Rate Series 1997-1 Notes, $100,000 in original Principal Amount and any integral multiple thereof, and (ii) with respect to the Series 1997-1F Notes and the Series 1997-1K Notes, $5,000 in original Principal Amount and any integral multiple thereof.

          "Available Auction Rate Series 1997-1 Notes" shall have the meaning ascribed to such term in Section 4(c)(i)(A) hereof.

          "Bid" shall have the meaning ascribed to such term in Section 4(a)(i) hereof.

          "Bid Auction Rate" shall have the meaning ascribed to such term in
Section 4(c)(i)(C) hereof.

          "Bidder" shall have the meaning ascribed to such term in Section 4(a)(i) hereof.

          "Book-Entry Form" or "Book-Entry System" shall mean a form or system under which (i) the beneficial right to principal and interest may be transferred only through a book entry, (ii) physical securities in registered form are issued only to a Securities Depository or its nominee as registered holder, with the securities "immobilized" to the custody of the Securities Depository, and (iii) the book entry is the record that identifies the owners of beneficial interests in that principal and interest.

          "Broker-Dealer" shall mean Smith Barney Inc. or any other broker or dealer (each as defined in the Securities Exchange Act of 1934, as amended), commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer set forth in the Auction Procedures that (a) is a Participant (or an affiliate of a Participant), (b) has been appointed as such by the Corporation pursuant to Section 9 hereof and (c) has entered into a Broker-Dealer Agreement that is in effect on the date of reference.

          "Broker-Dealer Agreement" shall mean each agreement between the Auction Agent and a Broker-Dealer, and approved by the Corporation, pursuant to which the Broker-Dealer agrees to participate in Auctions as set forth in the Auction Procedures, as from time to time amended or supplemented. Each Broker-Dealer Agreement relating to the Tax Exempt Auction Rate Series 1997-1 Notes shall be in substantially the form of the Broker-Dealer Agreement (Tax Exempt Auction Rate Series 1997-1 Notes), dated as of July 1, 1997, between Bankers Trust Company, as Auction Agent, and Smith Barney Inc., as Broker-Dealer. Each Broker-Dealer Agreement relating to the Taxable Auction Rate Series 1997-1 Notes shall be in substantially the form of the Broker-Dealer Agreement (Taxable Auction Rate Series 1997-1 Notes), dated as of July 1, 1997, between Bankers Trust Company, as Auction Agent, and Smith Barney Inc., as Broker-Dealer.

          "Broker-Dealer Fee" shall have the meaning ascribed to such term in the Auction Agent Agreement.

          "Broker-Dealer Fee Rate" shall have the meaning ascribed to such term in the Auction Agent Agreement.

          "Business Day" shall mean a day of the year on which (i) banks located in the city in which the Principal Office of the Trustee is located are not required or authorized to remain closed, (ii) banks located in the city in which the Principal Office of the Auction Agent, as set forth in and for purposes of the Auction Agent Agreement, is located are not required or authorized to remain closed, (iii) banks located in the city in which the Principal Office of each Broker-Dealer, as set forth in and for purposes of the applicable Broker-Dealer Agreement, is located are not required or authorized to remain closed and (iv) The New York Stock Exchange is not closed. The Trustee shall provide to the Auction Agent on the Closing Date, and on each July 1 thereafter, a list of all legal holidays in the state in which the Principal Office of the Trustee is located during the ensuing twelve-month period.

          "Carry-Over Amount" shall mean (i) with respect to a Taxable Auction Rate Series 1997-1 Note, the excess, if any, of (a) the amount of interest on such Note that would have accrued with respect to the related Interest Period at the Auction Rate over (b) the amount of interest on such Note actually accrued with respect to such Interest Period based on the Net Loan Rate, together with the unpaid portion of any such excess from prior Interest Periods, and (ii) with respect to a LIBOR Rate Series 1997-1 Note, the excess, if any, of (a) the amount of interest on such Note that would have accrued with respect to the related Interest Period at the LIBOR Rate Series 1997-1 Note LIBOR-Based Rate over (b) the amount of interest on such Note actually accrued with respect to such Interest Period based on the Net Loan Rate, together with the unpaid portion of any such excess from prior Interest Periods; provided that any reference to "principal" or "interest" in this First Supplemental Indenture, in the Indenture, in the Taxable Auction Rate Series 1997-1 Notes and in the LIBOR Rate Series 1997-1 Notes shall not include, within the meanings of such words, any Carry-Over Amount or any interest accrued on any Carry-Over Amount.

          "Change of Tax Law" shall mean, with respect to the Tax Exempt Auction Rate Series 1997-1 Notes, any amendment to the Code or other statute enacted by the Congress of the United States, or any temporary, proposed or final regulation promulgated by the United States Treasury, after the Closing Date, which (i) changes or would change any deduction, credit or other allowance allowable in computing liability for any federal tax with respect to, or (ii) imposes or would impose or reduces or would reduce or increases or would increase any federal tax (including, but not limited to, preference or excise taxes) upon, any interest earned by the owner of a Tax Exempt Auction Rate Series 1997-1 Note the interest on which is excludable from gross income for federal income tax purposes under Section 103 of the Code.

          "Closing Cash Flow Projection" shall mean the Cash Flow Projection delivered in conjunction with the issuance of the Series 1997-1 Notes.

          "Closing Date" shall mean, with respect to the Auction Rate Series 1997-1 Notes and the LIBOR Rate Series 1997-1 Notes, July ______, 1997, the date of initial issuance and delivery of such Notes hereunder.

          "Commercial Paper Dealer" shall mean Smith Barney Inc., its successors and assigns, and any other commercial paper dealer appointed as provided in
Section 6 hereof.

          "Deposit Agent" shall mean, with respect to the Revenue Fund, Norwest Bank South Dakota, N.A., Aberdeen, South Dakota, and its successor or successors and any other bank or banking association having trust powers or trust company at any time substituted in its place pursuant to the Indenture.

          "Eligible Carry-Over Make-Up Amount" shall mean, (i) with respect to each Interest Period relating to a series of Taxable Auction Rate Series 1997-1 Notes as to which, as of the first day of such Interest Period, there is any unpaid Carry-Over Amount, an amount equal to the lesser of (a) interest computed on the principal balance of such series in respect of such Interest Period at a per annum rate equal to the excess, if any, of the Net Loan Rate over the Auction Rate Series 1997-1 Note

Interest Rate, and (b) the aggregate Carry-Over Amount remaining unpaid as of the first day of such Interest Period together with interest accrued and unpaid thereon through the end of such Interest Period, and (ii) with respect to each Interest Period relating to a series of LIBOR Rate Series 1997-1 Notes as to which, as of the first day of such Interest Period, there is any unpaid Carry-Over Amount, an amount equal to the lesser of (a) interest computed on the principal balance of such series in respect of such Interest Period at a per annum rate equal to the excess, if any, of the Net Loan Rate over the LIBOR Rate Series 1997-1 Note LIBOR-Based Rate, and (b) the aggregate Carry-Over Amount remaining unpaid as of the first day of such Interest Period together with interest accrued and unpaid thereon through the end of such Interest Period. The Eligible Carry-Over Make-Up Amount shall be $0.00 for any Interest Period with respect to which the Net Loan Rate equals or exceeds (1) the Taxable Auction Rate Series 1997-1 Note Auction Rate, in the case of a series of Taxable Auction Rate Series 1997-1 Notes, or (2) the LIBOR Rate Series 1997-1 Note Interest Rate, in the case of a series of LIBOR Rate Series 1997-1 Notes.

          "Existing Holder" shall mean (i) with respect to and for the purpose of dealing with the Auction Agent in connection with an Auction, a Person who is a Broker-Dealer listed in the Existing Holder Registry at the close of business on the Business Day immediately preceding such Auction and (ii) with respect to and for the purpose of dealing with the Broker-Dealer in connection with an Auction, a Person who is a beneficial owner of Auction Rate Series 1997-1 Notes.

          "Existing Holder Registry" shall mean the registry of Persons who are owners of the Auction Rate Series 1997-1 Notes, maintained by the Auction Agent as provided in the Auction Agent Agreement.

          "First Supplemental Indenture" shall mean this First Supplemental Indenture of Trust, as amended or supplemented in accordance with the terms hereof and of the Indenture.

          "Hold Order" shall have the meaning ascribed to such term in Section 4(a)(i) hereof.

          "Index" shall mean, with respect to a series of Tax Exempt Auction Rate Series 1997-1 Notes on any Interest Rate Determination Date, (i) for Auction Periods of sixty (60) days or less, the PSA Index, or, if such rate is not published by PSA, the Index so determined by the Market Agent, which shall equal the prevailing rate for bonds rated in the highest short-term rating category by Moody's and Fitch in respect of issuers most closely resembling the "high grade" component issuers selected by PSA that are subject to tender by the holders thereof for purchase on not more than seven (7) days' notice and the interest on which is (a) variable on a weekly basis, (b) excludable from gross income for federal income tax purposes, and (c) not subject to an "alternative minimum tax" or similar tax under the Code, unless all tax exempt bonds are subject to such tax, and (ii) for Auction Periods of more than sixty (60) days, the Index so determined by the Market Agent, which shall equal the average yield on no less than three publicly offered securities selected by the Market Agent which are offered at par, have substantially the same underlying security, bear interest determined for approximately the same period as the relevant Interest Period on the Tax Exempt Auction Rate Series 1997-1 Notes, bear interest not subject to the alternative minimum tax, and are rated no lower than "Aa" by Moody's or "AA" by Fitch. If the Index cannot be determined as provided above, a comparable substitute index selected by the Market Agent with the approval of an Authorized Officer of the Corporation may be used.

          "Initial Auction Agent" shall mean (i) with respect to the Tax Exempt Auction Rate Series 1997-1 Notes, Bankers Trust Company, a New York banking corporation, its successors and assigns, in its capacity as auction agent under the Initial Auction Agent Agreement relating to the Tax Exempt Auction Rate Series 1997-1 Notes, and (ii) with respect to the Taxable Auction Rate Series 1997-1 Notes, Bankers Trust Company, a New York banking corporation, its successors and assigns, in its capacity as auction agent under the Initial Auction Agent Agreement relating to the Taxable Auction Rate Series 1997-1 Notes.

          "Initial Auction Agent Agreement" shall mean (i) with respect to the Tax Exempt Auction Rate Series 1997-1 Notes, the Auction Agent Agreement (Tax Exempt Auction Rate Series 1997-1 Notes), dated as of July 1, 1997, by and among the Corporation, the Trustee and the Initial Auction Agent, including any amendment thereof or supplement thereto, and (ii) with respect to the Taxable Auction Rate Series 1997-1 Notes, the Auction Agent Agreement (Taxable Auction Rate Series 1997-1 Notes), dated as of July 1, 1997, by and among the Corporation, the Trustee and the Initial Auction Agent, including any amendment thereof or supplement thereto.

          "Initial Interest Period" shall mean, as to a series of Auction Rate Series 1997-1 Notes or LIBOR Rate Series 1997-1 Notes, the period commencing on the Closing Date and continuing through the day immediately preceding the Initial Interest Rate Adjustment Date for such series.

          "Initial Interest Rate Adjustment Date" shall mean (i) with respect to the Series 1997-1A Notes, ____________, 1997, (ii) with respect to the Series 1997-1B Notes, ____________, 1997, (iii) with respect to the Series 1997-1C
Notes, ____________, 1997, (iv) with respect to the Series 1997-1D Notes,____________, 1997, (v) with respect to the Series 1997-1E Notes, ____________, 1997, (vi) with respect to the Series 1997-1G Notes, ____________,
1997, (vii) with respect to the Series 1997-1H Notes, ____________, 1997, (viii) with respect to the Series 1997-1I Notes, ____________, 1997, (ix) with respect to the Series 1997-1J Notes, ____________, 1997, and (x) with respect to the Series 1997-1L Notes, ____________, 1997.

          "Interest Payment Date" shall mean (i) each regularly scheduled interest payment date on the Series 1997-1 Notes, which shall be (a) with respect to a series of Taxable Auction Rate Series 1997-1 Notes, the Business Day immediately following the expiration of the Initial Interest Period for such series and each related

Auction Period thereafter, (b) with respect to a series of LIBOR Rate Series 1997-1 Notes, the first day of each calendar month, commencing ________________,
(c) with respect to all other Series 1997-1 Notes, June 1 and December 1 of each year, commencing December 1, 1997; or (ii) with respect to the payment of interest upon redemption or acceleration of a Series 1997-1 Note or the payment of Defaulted Interest, such date on which such interest is payable under the Indenture.

          "Interest Period" shall mean, with respect to a series of Auction Rate Series 1997-1 Notes or LIBOR Rate Series 1997-1 Notes, the Initial Interest Period and each period commencing on an Interest Rate Adjustment Date for such series and ending on the last day before (i) the next Interest Rate Adjustment Date for such series or (ii) the Stated Maturity of such series, as applicable.

          "Interest Rate Adjustment Date" shall mean the date on which the interest rate on a series of Auction Rate Series 1997-1 Notes or LIBOR Rate Series 1997-1 Notes is effective, which shall be (i) with respect to a series of Auction Rate Series 1997-1 Notes, the date of commencement of each Auction Period, and (ii) with respect to a series of LIBOR Rate Series 1997-1 Notes, each Interest Payment Date.

          "Interest Rate Determination Date" shall mean (i) with respect to a series of Auction Rate Series 1997-1 Notes, the Auction Date, or, if no Auction Date is applicable to such series, the Business Day immediately preceding the date of commencement of an Auction Period, and (ii) with respect to a series of LIBOR Rate Series 1997-1 Notes, the second Business Day immediately preceding the date of commencement of an Interest Period (other than the Initial Interest Period).

          "LIBOR Rate Series 1997-1 Note Initial Interest Rate" shall mean ________% per annum for the Series 1997-1I Notes, ________% per annum for the Series 1997-1J Notes and ________% per annum for the Series 1997-1L Notes.

          "LIBOR Rate Series 1997-1 Note Interest Rate" shall mean the rate of interest per annum borne from time to time by a series of the LIBOR Rate Series 1997-1 Notes, which shall be (i) during the Initial Interest Period for such series, the LIBOR Rate Series 1997-1 Note Initial Interest Rate, and (ii) during each Interest Period thereafter, the rate of interest determined in accordance with the provisions of Section 3(B) hereof.

          "LIBOR Rate Series 1997-1 Note LIBOR-Based Rate" shall mean, with respect to a series of LIBOR Rate Series 1997-1 Notes, the variable rate of interest per annum determined with respect to such series on the basis of One-Month LIBOR plus the LIBOR Rate Series 1997-1 Note Spread, as such rate of interest is determined in accordance with the provisions of Section 3(B) hereof.

          "LIBOR Rate Series 1997-1 Note Spread" shall mean (i) with respect to a series of LIBOR Rate Series 1997-1I Notes, ________% per annum, (ii) with respect to a series of LIBOR Rate Series 1997-1J Notes, ________% per annum, and (iii) with respect to the Series 1997-1L Notes, ________% per annum,

          "LIBOR Rate Series 1997-1 Notes" shall mean the LIBOR Rate Series 1997-1 Senior Notes and the Series 1997-1L Notes.

          "LIBOR Rate Series 1997-1 Senior Notes" shall mean the Series 1997-1I Notes and the Series 1997-1J Notes.

          "Market Agent" shall mean Smith Barney Inc., New York, New York, in such capacity hereunder, or any successor to it in such capacity hereunder.

          "Maximum Auction Rate" shall mean (i) with respect to a series of Tax Exempt Auction Rate Series 1997-1 Notes, the interest rate per annum equal to the lesser of (a) the product of the Applicable Percentage and the greater of
(1) the After-Tax Equivalent and (2) the Index, and (b) 14%, and (ii) with respect to a series of Taxable Auction Rate Series 1997-1 Notes: (a) for Auction Periods of thirty-five (35) days or less, either (1) One-Month LIBOR plus 1.50% (if the ratings assigned by Moody's and Fitch to the Taxable Auction Rate Series 1997-1 Notes are at least "Aa3" and "AA-," respectively), (2) One-Month LIBOR plus 2.50% (if any one of the ratings assigned by Moody's and Fitch to the Taxable Auction Rate Series 1997-1 Notes is less than "Aa3" or "AA-," respectively, but is at least "A") or (c) One-Month LIBOR plus 3.50% (if any one of the ratings assigned by Moody's and Fitch to the Taxable Auction Rate Series 1997-1 Notes is less than "A"); or (b) for Auction Periods of greater than thirty-five (35) days, either (1) the greater of One-Month LIBOR or Three-Month LIBOR, plus, in either case, 1.50% (if the ratings assigned by Moody's and Fitch to the Taxable Auction Rate Series 1997-1 Notes are at least "Aa3" and "AA-," respectively), (2) the greater of One-Month LIBOR or Three-Month LIBOR, plus, in either case, 2.50% (if any one of the ratings assigned by Moody's and Fitch to the Taxable Auction Rate Series 1997-1 Notes is less than "Aa3" or "AA-," respectively, but is at least "A") or (3) the greater of One-Month LIBOR or Three-Month LIBOR, plus, in either case, 3.50% (if any one of the ratings assigned by Moody's and Fitch to the Taxable Auction Rate Series 1997-1 Notes is less than "A"). For purposes of the Auction Agent and the Auction Procedures, the ratings referred to in this definition shall be the last ratings of which the Auction Agent shall have been given notice pursuant to the Auction Agent Agreement.

          "Net Loan Rate" shall mean, with respect to a series of Taxable Auction Rate Series 1997-1 Notes or LIBOR Rate Series 1997-1 Notes, the rate of interest per annum (rounded to the next highest .01%) equal to (i) the Ninety-one Day United States Treasury Bill Rate plus ______ [1.85%] less (ii) the Administrative Cost and Note Fee Rate.

          "Ninety-one Day United States Treasury Bill Rate" shall mean, for purposes of computing the Net Loan Rate with respect to a series of Taxable Auction Rate Series 1997-1 Notes or LIBOR Rate Series 1997-1 Notes, that rate of interest per annum equal to the average of the Bond Equivalent Yields--91-Day T-Bill on the 91-day United States Treasury Bills sold at auction thereof during the four week-period that immediately preceded the Interest Rate Adjustment Date with respect to which such Net Loan Rate is being computing.

          "Non-Payment Rate" shall mean (i) with respect to a series of Tax Exempt Auction Rate Series 1997-1 Notes, the interest rate per annum equal to the lesser of (a) 265% (as such percentage may be adjusted pursuant to Section 10 hereof) of the Index and (b) 14%, and (ii) with respect to a series of Taxable Auction Rate Series 1997-1 Notes, the interest rate per annum equal to the lesser of (a) One-Month LIBOR plus ______ [1.50%] and (b) 18%.

          "Note Registrar" shall mean, with respect to the Series 1997-1 Notes, the Trustee.

          "Note Year," when used with respect to the Series 1997-1 Notes, shall mean the period beginning on July _____, 1997, and ending on the next succeeding May 31, and each subsequent one-year period, commencing on June 1 and ending on the next succeeding May 31, or shorter period ending on the date all Series 1997-1 Notes are paid or become payable; provided that the Corporation may, prior to July _____, 2002, select a different one-year period as "Note Year" that is consistent with the definition of "Note Year" in Section 1.148-1 of the Arbitrage Regulations.

          "Notice of Fee Rate Change" shall mean a notice of a change in the Auction Agent Fee Rate or the Broker-Dealer Fee Rate substantially in the form of Exhibit E to the Auction Agent Agreement.

          "One-Month LIBOR" shall mean, with respect to a series of Taxable Auction Rate Series 1997-1 Notes or LIBOR Rate Series 1997-1 Notes, the rate of interest per annum equal to the rate per annum at which United States dollar deposits having a maturity of one month are offered to prime banks in the London interbank market which appear on the Reuters Screen LIBOR Page as of approximately 11:00 a.m., London time, on the applicable Interest Rate Determination Date. If at least two such quotations appear, One-Month LIBOR will be the arithmetic mean (rounded upwards, if necessary, to the nearest .01%) of such offered rates. If fewer than two such quotes appear, One-Month LIBOR will be determined at approximately 11:00 a.m., London time, on the applicable Interest Rate Determination Date on the basis of the rate at which deposits in United States dollars having a maturity of one month are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by (i) the Auction Agent after consultation with the Trustee or
(ii) the Trustee, as applicable, and in a principal amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time. The Auction Agent or the Trustee, as applicable, will request the principal London office of each such bank to provide a quotation of its rate.
If at least two quotations are provided, One-Month LIBOR will be the arithmetic mean (rounded upwards, if necessary, to the nearest .01%) of such offered rates. If fewer than two quotations are provided, One-Month LIBOR will be the arithmetic mean (rounded upwards, if necessary, to the nearest .01%) of the rates quoted at approximately 11:00 a.m., New York City time, on the applicable Interest Rate Determination Date by three major banks in New York, New York, selected by (x) the Auction Agent after consultation with the Trustee or (y) the Trustee, as applicable, for loans in United States dollars to leading European banks having a maturity of one month and in a principal amount equal to an amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, One-Month LIBOR will be the One-Month LIBOR in effect for the immediately preceding Interest Period.

          "Order" shall have the meaning ascribed to such term in Section 4(a)(i) hereof.

          "Original Indenture" shall mean the Indenture of Trust, dated as of July 1, 1997, between the Corporation and the Trustee, as originally executed.

          "Participant" shall mean a member of, or participant in, the Securities Depository.

          "Paying Agent" shall mean, with respect to the Series 1997-1 Notes, the Trustee and its successor or successors or any other commercial bank designated in accordance herewith as a place at which principal of, premium, if any, or interest on the Series 1997-1 Notes is payable.

          "Payment Default" shall mean, with respect to a series of Auction Rate Series 1997-1 Notes, (i) a default in the due and punctual payment of any installment of interest on such series, or (ii) a default in the due and punctual payment of any interest on and principal of such series at Maturity.

          "Potential Holder" shall mean any Person (including an Existing Holder that is (i) a Broker-Dealer when dealing with the Auction Agent and (ii) a potential beneficial owner when dealing with a Broker-Dealer) who may be interested in acquiring Auction Rate Series 1997-1 Notes (or, in the case of an Existing Holder thereof, an additional Principal Amount of Auction Rate Series 1997-1 Notes).

          "PSA" shall mean the Public Securities Association, its successors and assigns.

          "PSA Index" shall mean, with respect to a series of the Tax Exempt Auction Rate Series 1997-1 Notes, a rate determined on the basis of the seven-day high grade market index of tax exempt variable rate demand obligations, as produced by Municipal Market Data and published or made available by the PSA or any Person acting in cooperation with or under the sponsorship of PSA and acceptable to the Market Agent.

          "Refunded Obligations" shall mean the Series 1989 Bonds, the Series 1991-A Bonds, the Series 1994-A Bonds, the Series 1994-1 Notes, the Series 1995-1 Notes, the Series 1995-2 Notes and the Series 1996-1 Notes.

          "Regular Record Date" shall mean (i) with respect to any regularly scheduled Interest Payment Date occurring with respect to a series of the Auction Rate Series 1997-1 Notes or the LIBOR Rate Series 1997-1 Notes, the last Business Day preceding such Interest Payment Date, and (ii) with respect to any regularly scheduled Interest Payment Date occurring with respect to the Series 1997-1F Notes or the Series 1997-1K Notes, the fifteenth day (whether or not a Business Day) of the calendar month immediately preceding such Interest Payment Date.

          "Reuters Screen LIBOR Page" shall mean the display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBOR page for the purposes of displaying London interbank offered rates of major banks).

          "S&P" shall mean Standard & Poor's, a division of McGraw-Hill Inc., its successors and assigns.

          "Securities Depository" shall mean The Depository Trust Company, New York, New York, and its successors and assigns, or, if (i) the then-existing Securities Depository resigns from its functions as depository of the Series 1997-1 Notes or (ii) the Corporation discontinues use of the Securities Depository pursuant to Section 17(c) hereof, then any other securities depository which agrees to follow the procedures required to be followed by a securities depository in connection with the Series 1997-1 Notes and which is selected by the Corporation with the consent of the Trustee.

          "Sell Order" shall have the meaning ascribed to such term in Section 4(a)(i) hereof.

          "Series 1979 Trustee" shall mean First Bank National Association (successor by merger to First Bank of South Dakota (National Association)), in its capacity as trustee under the Series 1979 Indenture.

          "Series 1979 Indenture" shall mean the Indenture of Trust, dated as of August 1, 1979, between the Corporation and the Series 1979 Trustee, as amended and supplemented.

          "Series 1989 Bonds" shall mean the Student Loan Revenue Bonds, Series 1989-B and 1989-C, issued under the Series 1989 Indenture.

          "Series 1989 Trustee" shall mean First Bank National Association (successor by merger to First Bank of South Dakota (National Association)), in its capacity as trustee under the Series 1989 Indenture.

          "Series 1989 Indenture" shall mean the Series 1989-B and C Student Loan Revenue Bond Indenture of Trust, dated as of August 1, 1989, between the Corporation and the Series 1989 Trustee, as amended and supplemented.

          "Series 1991-A Bonds" shall mean the Student Loan Revenue Bonds, Series 1991-A, issued under the Series 1979 Indenture.

          "Series 1994-A Bonds" shall mean the Student Loan Revenue Bonds, Series 1994-A, issued under the Series 1979 Indenture.

          "Series 1994 Trustee" shall mean First Bank National Association (successor by merger to First Bank of South Dakota (National Association)), in its capacity as trustee under the Series 1994 Indenture.

          "Series 1994 Indenture" shall mean the Indenture of Trust, dated as of March 1, 1994, between the Corporation and the Series 1994 Trustee, as amended and supplemented.

          "Series 1995-1 Notes" shall mean the Student Loan Asset-Backed Notes, Series 1995-1, issued under the Series 1994 Indenture.

          "Series 1995-2 Notes" shall mean the Student Loan Asset-Backed Notes, Series 1995-2, issued under the Series 1994 Indenture.

          "Series 1996-1 Notes" shall mean the Tax Exempt Student Loan Asset-Backed Notes, Series 1996-1, issued under the Series 1994 Indenture.

          "Series 1997-1 Notes" shall mean the Series 1997-1 Senior Notes and the Series 1997-1 Subordinate Notes.

          "Series 1997-1 Senior Notes" shall mean the Auction Rate Series 1997-1 Notes, the LIBOR Rate Series 1997-1 Senior Notes and the Series 1997-1F Notes.

          "Series 1997-1 Subordinate Notes" shall mean the Series 1997-1K Notes and the Series 1997-1L Notes.

          "Series 1997-1A Notes" shall mean the Notes created and to be issued under this First Supplemental Indenture in the original Principal Amount of $___________________________ and designated as the "Tax Exempt Auction Rate Student Loan Asset-Backed Notes, Senior Series 1997-1A."

          "Series 1997-1B Notes" shall mean the Notes created and to be issued under this First Supplemental Indenture in the original Principal Amount of $___________________________ and designated as the "Tax Exempt Auction Rate Student Loan Asset-Backed Notes, Senior Series 1997-1B."

          "Series 1997-1C Notes" shall mean the Notes created and to be issued under this First Supplemental Indenture in the original Principal Amount of $___________________________ and designated as the "Tax Exempt Auction Rate Student Loan Asset-Backed Notes, Senior Series 1997-1C."

          "Series 1997-1D Notes" shall mean the Notes created and to be issued under this First Supplemental Indenture in the original Principal Amount of $___________________________ and designated as the "Tax Exempt Auction Rate Student Loan Asset-Backed Notes, Senior Series 1997-1D."

          "Series 1997-1E Notes" shall mean the Notes created and to be issued under this First Supplemental Indenture in the original Principal Amount of $___________________________ and designated as the "Tax Exempt Auction Rate Student Loan Asset-Backed Notes, Senior Series 1997-1E."

          "Series 1997-1F Notes" shall mean the Notes created and to be issued under this First Supplemental Indenture in the original Principal Amount of $___________________________ and designated as the "Tax Exempt Fixed Rate Student Loan Asset-Backed Notes, Senior Series 1997-1F."

          "Series 1997-1G Notes" shall mean the Notes created and to be issued under this First Supplemental Indenture in the original Principal Amount of $___________________________ and designated as the "Taxable Auction Rate Student Loan Asset-Backed Notes, Senior Series 1997-1G."

          "Series 1997-1H Notes" shall mean the Notes created and to be issued under this First Supplemental Indenture in the original Principal Amount of $___________________________ and designated as the "Taxable Auction Rate Student Loan Asset-Backed Notes, Senior Series 1997-1H."

          "Series 1997-1I Notes" shall mean the Notes created and to be issued under this First Supplemental Indenture in the original Principal Amount of $___________________________ and designated as the "Taxable LIBOR Rate Student Loan Asset-Backed Notes, Senior Series 1997-1I."

          "Series 1997-1J Notes" shall mean the Notes created and to be issued under this First Supplemental Indenture in the original Principal Amount of $___________________________ and designated as the "Taxable LIBOR Rate Student Loan Asset-Backed Notes, Senior Series 1997-1J."

          "Series 1997-1K Notes" shall mean the Notes created and to be issued under this First Supplemental Indenture in the original Principal Amount of $___________________________ and designated as the "Tax Exempt Fixed Rate Student Loan Asset-Backed Notes, Subordinate Series 1997-1K."

          "Series 1997-1L Notes" shall mean the Notes created and to be issued under this First Supplemental Indenture in the original Principal Amount of $___________________________ and designated as the "Taxable LIBOR Rate Student Loan Asset-Backed Notes, Subordinate Series 1997-1L."

          "Special Prepayment Determination Date" shall mean, with respect to the LIBOR Rate Series 1997-1 Notes, the _______________ day of each month (or, if such _______________ day is not a Business Day, the next succeeding Business
Day).

          "Special Redemption and Prepayment Account Requirement" shall mean,
(A) with respect to the LIBOR Rate Series 1997-1 Notes and any Special Prepayment Determination Date, an amount, as of the last day of the preceding month, equal to the excess, if any, of (i) the sum of (a) all payments received as of such last day with respect to principal of Financed Student Loans credited to the Series 1997-1 Taxable Acquisition Account, plus (b) the amount of any Balances theretofore transferred from the Series 1997-1 Taxable Acquisition Account to the Retirement Account to redeem Taxable Auction Rate Series 1997-1 Notes pursuant to Section 16(B) hereof, less (c) the principal component of the repurchase price of Student Loans originally Financed from Balances in Series 1997-1 Taxable Acquisition Account which have been repurchased from a Guarantee Agency upon rehabilitation of such Student Loans pursuant to the Higher Education Act, over (ii) the sum of (a) the aggregate of the amounts previously applied to the reduction of the Principal Amount of all LIBOR Rate Series 1997-1 Notes, plus (b) the aggregate Principal Amount of LIBOR Rate Series 1997-1 Notes to be prepaid on the next regularly scheduled Interest Payment Date from Balances then on hand in the Retirement Account. Payments described in clause
(i)(a) of the preceding sentence include, without limitation, any prepayments by borrowers from the proceeds of a consolidation loan made or acquired by the Trustee on behalf of the Corporation or from any other sources, but exclude, for this purpose, proceeds of the sale or other disposition of Financed Student Loans to any Person other than a Guarantee Agency, with respect to Guarantee payments, or a Lender, with respect to the repurchase of Financed Student Loans by such Lender pursuant to its repurchase obligation under a Student Loan Purchase Agreement, and (B) with respect to all other series of Series 1997-1 Notes, $0.

          "Statutory Corporate Tax Rate" shall mean, with respect to a series of Tax Exempt Auction Rate Series 1997-1 Notes, the highest tax bracket (expressed in decimals) applicable at the time of determination of the After-Tax Equivalent on the income tax of any corporation, as set forth in Section 11 of the Code or any successor section, without regard to any minimum additional tax provision. The "Statutory Corporate Tax Rate," as of July 1, 1997, is .35.

          "Submission Deadline" shall mean 12:30 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

          "Submitted Bid" shall have the meaning ascribed to such term in
Section 4(c)(i) hereof.

          "Submitted Hold Order" shall have the meaning ascribed to such term in
Section 4(c)(i) hereof.

          "Submitted Order" shall have the meaning ascribed to such term in
Section 4(c)(i) hereof.

          "Submitted Sell Order" shall have the meaning ascribed to such term in
Section 4(c)(i) hereof.

          "Substitute Auction Agent" shall mean the Person with whom the Trustee enters into a Substitute Auction Agent Agreement.

          "Substitute Auction Agent Agreement" shall mean an auction agent agreement containing terms substantially similar to the terms of the applicable Initial Auction Agent Agreement, whereby a Person having the qualifications required by Section 8 of this First Supplemental Indenture agrees with the Trustee and the Corporation to perform the duties of the Auction Agent under this First Supplemental Indenture.

          "Sufficient Bids" shall have the meaning ascribed to such term in
Section 4(c)(i) hereof.

          "Tax Exempt Auction Rate Series 1997-1 Notes" shall mean the Series 1997-1A Notes, the Series 1997-1B Notes, the Series 1997-1C Notes, the Series 1997-1D Notes and the Series 1997-1E Notes.

          "Tax Exempt Series 1997-1 Notes" shall mean the Tax Exempt Auction Rate Series 1997-1 Notes, the Series 1997-1F Notes and the Series 1997-1K Notes.

          "Taxable Auction Rate Series 1997-1 Notes" shall mean the Series 1997-1G Notes and the Series 1997-1H Notes.

          "Taxable Series 1997-1 Notes" shall mean the Taxable Auction Rate Series 1997-1 Notes and the LIBOR Rate Series 1997-1 Notes.

          SECTION 2.  AUTHORIZATION AND TERMS OF SERIES 1997-1 NOTES.
                      ----------------------------------------------

          There is hereby created and there shall be (1) a series of Class A Notes entitled "Tax Exempt Auction Rate Student Loan Asset-Backed Notes, Senior Series 1997-1A," (2) a series of Class A Notes entitled "Tax Exempt Auction Rate Student Loan Asset-Backed Notes, Senior Series 1997-1B," (3) a series of Class A Notes entitled "Tax Exempt Auction Rate Student Loan Asset-Backed Notes, Senior Series 1997-1C," (4) a series of Class A Notes entitled "Tax Exempt Auction Rate Student Loan Asset-Backed Notes, Senior Series 1997-1D," (5) a series of Class A Notes entitled "Tax Exempt Auction Rate Student Loan Asset-Backed Notes, Senior Series 1997-1E," (6) a series of Class A Notes entitled "Tax Exempt Fixed Rate Student Loan Asset-Backed Notes, Senior Series 1997-1F," (7) a series of Class A Notes entitled "Taxable Auction Rate Student Loan Asset-Backed Notes, Senior Series 1997-1G," (8) a series of Class A Notes entitled "Taxable Auction Rate Student Loan Asset-Backed Notes, Senior Series 1997-1H," (9) a series of Class A Notes entitled "Taxable LIBOR Rate Student Loan Asset-Backed Notes, Senior Series 1997-1I," (10) a series of Class A Notes entitled "Taxable LIBOR Rate Student Loan Asset-Backed Notes, Senior Series 1997-1J," (11) a series of Class B Notes entitled "Tax Exempt Fixed Rate Student Loan Asset-Backed Notes, Subordinate Series 1997-1K," and (12) a series of Class B Notes entitled "Taxable LIBOR Rate Student Loan Asset-Backed Notes, Subordinate Series 1997-1L." The aggregate Principal Amount of the Series 1997-1A Notes that may be authenticated and delivered and Outstanding under the Indenture is limited to and shall not exceed $_______________________. The aggregate Principal Amount of the Series 1997-1B Notes that may be authenticated and delivered and Outstanding under the Indenture is limited to and shall not exceed $_______________________. The aggregate Principal Amount of the Series 1997-1C Notes that may be authenticated and delivered and Outstanding under the Indenture is limited to and shall not exceed $_______________________. The aggregate Principal Amount of the Series 1997-1D Notes that may be authenticated and delivered and Outstanding under the Indenture is limited to and shall not exceed $_______________________. The aggregate Principal Amount of the Series 1997-1E Notes that may be authenticated and delivered and Outstanding under the Indenture is limited to and shall not exceed $_______________________. The aggregate Principal Amount of the Series 1997-1F Notes that may be authenticated and delivered and Outstanding under the Indenture is limited to and shall not exceed $_______________________. The aggregate Principal Amount of the Series 1997-1G Notes that may be authenticated and delivered and Outstanding under the Indenture is limited to and shall not exceed $_______________________. The aggregate Principal Amount of the Series 1997-1H Notes that may be authenticated and delivered and Outstanding under the Indenture is limited to and shall not exceed $_______________________. The aggregate Principal Amount of the Series 1997-1I Notes that may be authenticated and delivered and Outstanding under the Indenture is limited to and shall not exceed $_______________________. The aggregate Principal Amount of the Series 1997-1J Notes that may be authenticated and delivered and Outstanding under the Indenture is limited to and shall not exceed $_______________________. The aggregate Principal

Amount of the Series 1997-1L Notes that may be authenticated and delivered and Outstanding under the Indenture is limited to and shall not exceed $__________.

          Each series of Series 1997-1 Notes (other than the Series 1997-1F Notes) shall consist of Term Notes with a Stated Maturity on June 1, 2020.

          The Series 1997-1F Notes shall consist of two Term Notes, $___________ Principal Amount of which with a Stated Maturity on June 1, 2010 and $__________ Principal Amount of which with a Stated Maturity on June 1, 2020.

          Each series of Auction Rate Series 1997-1 Notes shall bear interest at the applicable Auction Rate Series 1997-1 Note Interest Rate, and at the same rate per annum (to the extent that the payment of such interest shall be legally enforceable) on overdue installments of interest.

          Each series of LIBOR Rate Series 1997-1 Notes shall bear interest at a rate per annum equal to the LIBOR Rate Series 1997-1 Note Interest Rate, and at the same rate per annum (to the extent that the payment of such interest shall be legally enforceable) on overdue installments of interest.

          The Series 1997-1F Notes shall bear interest at the rates of ______% per annum (as to such Notes maturing on June 1, 2010) and ______% per annum (as to such Notes maturing on June 1, 2020), respectively, and at the same respective rate per annum (to the extent that the payment of such interest shall be legally enforceable) on overdue installments of interest.

          The Series 1997-1K Notes shall bear interest at the rate of ______% per annum, and at the same rate per annum (to the extent that the payment of such interest shall be legally enforceable) on overdue installments of interest.

          The Series 1997-1 Notes shall be issued as fully registered Notes without coupons in Authorized Denominations.

          The Series 1997-1 Notes shall be dated as provided in Section 3.9 of the Indenture and shall bear interest from their date of original issue until payment of principal has been made or duly provided for. The date of original issue of the Auction Rate Series 1997-1 Notes and the LIBOR Rate Series 1997-1 Notes shall be the Closing Date. The date of original issue of the Series 1997-1F Notes and the Series 1997-1K Notes shall be July 1, 1997. The Series 1997-1 Notes of each series shall be numbered in such manner as the Note Registrar shall determine.

          Interest on each series of Auction Rate Series 1997-1 Notes and LIBOR Rate Series 1997-1 Notes shall be computed on the basis of actual days elapsed and accrue daily from the date thereof (on the basis of a 360-day year), and shall be payable on each regularly scheduled Interest Payment Date with respect to such series prior to the Maturity thereof and at the Maturity thereof. The interest payable on each Interest Payment Date for each series of Auction Rate Series 1997-1 Notes and LIBOR Rate Series 1997-1 Notes shall be [calculated on a per unit basis, based on a unit of $100,000, and shall be] that interest which has accrued through the last day preceding such Interest Payment Date or, in the case of the Maturity of an Auction Rate Series 1997-1 Note or a LIBOR Rate Series 1997-1 Note, the last day preceding the date of such Maturity. The applicable Auction Rate Series 1997-1 Note Interest Rate or LIBOR Rate Series 1997-1 Note Interest Rate shall be effective as of and on the first day (whether or not a Business Day) of the applicable Interest Period and be in effect thereafter through the end of such Interest Period.

          Interest on the Series 1997-1F Notes and the Series 1997-1K Notes shall be computed on the assumption that each year contains 360 days and is composed of twelve (12) thirty-day months, and shall be payable on each regularly scheduled Interest Payment Date with respect to the Series 1997-1F Notes and the Series 1997-1K Notes prior to the Maturity thereof and at the Maturity thereof.

          The principal of and premium, if any, on the Series 1997-1 Notes, together with interest payable on the Series 1997-1 Notes at the Maturity thereof if the date of such Maturity is not a regularly scheduled Interest Payment Date, shall be payable in lawful money of the United States of America upon, except as otherwise provided in Section 17 hereof, presentation and surrender of such Series 1997-1 Notes at the Principal Office of the Trustee, as Paying Agent with respect to the Series 1997-1 Notes, or a duly appointed successor Paying Agent. Interest on the Series 1997-1 Notes shall be payable on each regularly scheduled Interest Payment Date, except as otherwise provided in
Section 17 hereof, by check or draft drawn upon the Paying Agent and mailed to the person who is the Holder thereof as of 5:00 p.m. in the city in which the Principal Office of the Note Registrar is located on the Regular Record Date for such Interest Payment Date at the address of such Holder as it appears on the Note Register, or, in the case of any Series 1997-1 Note the Holder of which is the Holder of Series 1997-1 Notes in the aggregate Principal Amount of $1,000,000 or more (or, if less than $1,000,000 in Principal Amount of Series 1997-1 Notes is outstanding, the Holder of all outstanding Series 1997-1 Notes), at the direction of such Holder received by the Paying Agent by 5:00 p.m. in the city in which the Principal Office of the Paying Agent is located on the last Business Day preceding the applicable Regular Record Date, by electronic transfer by the Paying Agent in immediately available funds to an account designated by such Holder. Any interest not so timely paid or duly provided for (herein referred to as "Defaulted Interest") shall cease to be payable to the person who is the Holder thereof at the close of business on the Regular Record Date and shall be payable to the person who is the Holder thereof at the close of business on a Special Record Date for the payment of any such Defaulted Interest. Such Special Record Date shall be fixed by the Trustee whenever moneys become available for payment of the Defaulted Interest, and notice of the Special Record Date shall be given to the Holders of the Series 1997-1 Notes not less than ten (10) days prior thereto by first-class mail to each such Holder as shown on the Note Register on a date selected by the Trustee, stating the date of the Special Record Date and the date fixed for the payment of such Defaulted Interest. All payments of principal of, premium, if any, and interest on the Series 1997-1 Notes shall be made in lawful money of the United States of America.

          The Series 1997-1 Notes are subject to redemption and prepayment prior to their Stated Maturities upon the terms and conditions and, in the case of redemption, at the Redemption Prices specified in Section 16 hereof.

          Subject to the provisions of the Indenture, the Tax Exempt Auction Rate Series 1997-1 Notes shall be in substantially the form set forth in Exhibit A-1 hereto, with such variations, omissions and insertions as may be required by the circumstances, be required or permitted by the Indenture, or be consistent with the Indenture and necessary or appropriate to conform to the rules and requirements of any governmental authority or any usage or requirement of law with respect thereto.

          Subject to the provisions of the Indenture, the Series 1997-1F Notes shall be in substantially the form set forth in Exhibit A-2 hereto, with such variations, omissions and insertions as may be required by the circumstances, be required or permitted by the Indenture, or be consistent with the Indenture and necessary or appropriate to conform to the rules and requirements of any governmental authority or any usage or requirement of law with respect thereto.

          Subject to the provisions of the Indenture, the Taxable Auction Rate Series 1997-1 Notes shall be in substantially the form set forth in Exhibit A-3 hereto, with such variations, omissions and insertions as may be required by the circumstances, be required or permitted by the Indenture, or be consistent with the Indenture and necessary or appropriate to conform to the rules and requirements of any governmental authority or any usage or requirement of law with respect thereto.

          Subject to the provisions of the Indenture, the LIBOR Rate Series 1997-1 Senior Notes shall be in substantially the form set forth in Exhibit A-4 hereto, with such variations, omissions and insertions as may be required by the circumstances, be required or permitted by the Indenture, or be consistent with the Indenture and necessary or appropriate to conform to the rules and requirements of any governmental authority or any usage or requirement of law with respect thereto.

          Subject to the provisions of the Indenture, the Series 1997-1K Notes shall be in substantially the form set forth in Exhibit B-1 hereto, with such variations, omissions and insertions as may be required by the circumstances, be required or permitted by the Indenture, or be consistent with the Indenture and necessary or appropriate to conform to the rules and requirements of any governmental authority or any usage or requirement of law with respect thereto.

          Subject to the provisions of the Indenture, the Series 1997-1L Notes shall be in substantially the form set forth in Exhibit B-2 hereto, with such variations, omissions and insertions as may be required by the circumstances, be required or permitted by the Indenture, or be consistent with the Indenture and necessary or appropriate to conform to the rules and requirements of any governmental authority or any usage or requirement of law with respect thereto.

          Subject to the provisions of the Indenture, the Series 1997-1L Notes shall be in substantially the form set forth in Exhibit B-2 hereto, with such variations, omissions and insertions as may be required by the circumstances, be required or permitted by the Indenture, or be consistent with the Indenture and necessary or appropriate to conform to the rules and requirements of the law with respect thereto.

          SECTION 3.  INTEREST PAYABLE ON AUCTION RATE SERIES 1997-1 NOTES AND
                      --------------------------------------------------------
LIBOR RATE SERIES 1997-1 NOTES.  (A) The Initial Interest Rate Adjustment Dates
------------------------------
for the Series 1997-1A Notes, the Series 1997-1B Notes, the Series 1997-1C Notes, the Series 1997-1D Notes, the Series 1997-1E Notes, the Series 1997-1G Notes and the Series 1997-1H Notes shall be _____________, 1997, _____________,
1997, _____________, 1997, _____________, 1997, _____________, 1997,
_____________, 1997, and _____________, 1997, respectively.

          During the Initial Interest Period, each series of Auction Rate Series 1997-1 Notes shall bear interest at the Auction Rate Series 1997-1 Note Initial Interest Rate for such series. Thereafter, except with respect to an Auction Period Adjustment, the Auction Rate Series 1997-1 Notes shall bear interest at an Auction Rate Series 1997-1 Note Interest Rate based on a 35-day Auction Period (in the case of Tax Exempt Auction Rate Series 1997-1 Notes) or a 28-day Auction Period (in the case of Taxable Auction Rate Series 1997-1 Notes), as determined pursuant to this Section 3(A) and Sections 4 through 12 hereof.

          The Auction Rate Series 1997-1 Note Interest Rate to be borne by each series of Auction Rate Series 1997-1 Notes after such Initial Interest Period for each Auction Period until an Auction Period Adjustment, if any, shall be determined as hereinbelow described. Each such Auction Period (1) with respect to the Tax Exempt Auction Rate Series 1997-1 Notes, shall commence on and include the Thursday following the expiration of the immediately preceding Auction Period and terminate on and include the Wednesday immediately preceding the Thursday of the fifth following week, and (2) with respect to the Taxable Auction Rate Series 1997-1 Notes, shall commence on and include the first day following the expiration of the immediately preceding Auction Period and terminate on and include the day immediately preceding the first Business Day of the fourth following week; provided, however, that in the case of the Auction Period that immediately follows the Initial Interest Period for a series of Auction Rate Series 1997-1 Notes, such Auction Period shall commence on the Initial Interest Rate Adjustment Date for such series. The Auction Rate Series 1997-1 Note Interest Rate on each series of Auction Rate Series 1997-1 Notes for each Auction Period shall be the Auction Rate in effect for such Auction Period as determined in accordance with Section 4 hereof; provided that if, on any Interest Rate Determination Date, an Auction is not held for any reason, then the Auction Rate Series 1997-1 Note Interest Rate on such series for the next succeeding Auction Period shall be the Maximum Auction Rate.

          Notwithstanding the foregoing:

          (a) if the ownership of a series of Auction Rate Series 1997-1 Notes is no longer maintained in Book-Entry Form, the Auction Rate Series 1997-1
     Note Interest Rate on such series for any Interest Period commencing after the delivery of definitive notes representing such series pursuant to
     Section 17 hereof shall equal the Maximum Auction Rate on the Business Day immediately preceding the first day of such subsequent Interest Period; or

          (b) if a Payment Default shall have occurred with respect to a series of Auction Rate Series 1997-1 Notes, the Auction Rate Series 1997-1 Note Interest Rate on such series for the Interest Period commencing on or immediately after such Payment Default, and for each Interest Period thereafter, to and including the Interest Period, if any, during which, or commencing less than two (2) Business Days after, such Payment Default is cured, shall equal the Non-Payment Rate on the first day of each such Interest Period.

          In accordance with Section 4(c)(ii) hereof, the Auction Agent shall promptly give written notice to the Trustee and the Corporation of each Auction Rate Series 1997-1 Note Interest Rate (unless the Auction Rate Series 1997-1
Note Interest Rate is the Non-Payment Rate or the ownership of such series is no longer maintained in Book-Entry Form) applicable to each series of the Auction Rate Series 1997-1 Notes. The Trustee shall notify the Holders of Auction Rate Series 1997-1 Notes of the Auction Rate Series 1997-1 Note Interest Rate applicable to each such series for each Auction Period on the second Business Day of such Auction Period.

          In the event that the last Business Day immediately preceding what would otherwise be the commencement date of an Auction Period for a series of Auction Rate Series 1997-1 Notes is more than five days prior to such date, the Interest Rate Determination Date and commencement date for such Auction Period, as well as the expiration date for the preceding Auction Period, may be adjusted to fall on such dates as the Market Agent, with the consent of the Corporation, may determine to be appropriate under such circumstances. The Market Agent shall promptly notify the Trustee and the Auction Agent in writing of any such determination. The Trustee, upon receipt of such notice, shall immediately give written notification of such determination to the Holders of such series of Auction Rate Series 1997-1 Notes.

          In the event that the Auction Agent no longer determines, or fails to determine, when required, the Auction Rate Series 1997-1 Note Interest Rate with respect to a series of Auction Rate Series 1997-1 Notes, or, if for any reason, such manner of determination shall be held to be invalid or unenforceable, the Auction Rate Series 1997-1 Note Interest Rate for the next succeeding Interest Period (which Interest Period shall be an Auction Period for such series of Auction Rate Series 1997-1 Notes) shall be (1) with respect to the Tax Exempt Auction Rate Series 1997-1 Notes, the Maximum Auction Rate, and (2) with respect to the Taxable Auction Rate Series 1997-1 Notes, the Net Loan Rate, and if the Auction Agent shall fail or refuse to determine the Maximum Auction Rate or the Net Loan Rate, the Maximum Auction Rate or the Net Loan Rate shall be determined by a securities dealer appointed by the Corporation capable of making such a determination in accordance with the provisions hereof and written notice of such determination shall be given by such securities dealer to the Trustee.

          If the Auction Rate for a series of Taxable Auction Rate Series 1997-1 Notes is greater than the Net Loan Rate, then the Auction Rate Series 1997-1
Note Interest Rate applicable to such series for the related Interest Period will be the Net Loan Rate. If the Auction Rate Series 1997-1 Note Interest Rate for a series of Taxable Auction Rate Series 1997-1 Notes for any Interest Period is the Net Loan Rate, the Trustee shall determine the Carry-Over Amount, if any, with respect to such series for such Interest Period. Such determination of the Carry-Over Amount shall be made separately for each series of Taxable Auction Rate Series 1997-1 Notes. Each Carry-Over Amount shall bear interest calculated at a rate equal to One-Month LIBOR (as determined by the Auction Agent, provided the Trustee has received notice of One-Month LIBOR from the Auction Agent, and, if the Trustee shall not have received such notice from the Auction Agent, then as determined by the Trustee) from the Interest Payment Date for the Interest Period with respect to which such Carry-Over Amount was calculated, until paid. Any payment in respect of Carry-Over Amount shall be applied, first, to any accrued interest payable thereon and, thereafter, in reduction of such Carry-Over Amount. For purposes of this First Supplemental Indenture, the Indenture and the Taxable Auction Rate Series 1997-1 Notes, any reference to "principal" or "interest" herein and therein shall not include, within the meaning of such words, Carry-Over Amount or any interest accrued on any such Carry-Over Amount. Such Carry-Over Amount shall be separately calculated for each Taxable Auction Rate Series 1997-1 Note of such series by the Trustee during such Interest Period in sufficient time for the Trustee to give notice to each Holder of such Carry-Over Amount as required in the next succeeding sentence. On the Interest Payment Date for an Interest Period with respect to which such Carry-Over Amount has been calculated by the Trustee, the Trustee shall give written notice to each Holder of the Carry-Over Amount applicable to such Holder's Taxable Auction Rate Series 1997-1 Note, which written notice may accompany the payment of interest by check made to each such Holder on such Interest Payment Date or otherwise shall be mailed on such Interest Payment Date by first-class mail, postage prepaid, to each such Holder at such Holder's address as it appears on the registration books maintained by the Note Registrar. Such notice shall state, in addition to such Carry-Over Amount, that, unless and until a Taxable Auction Rate Series 1997-1 Note has been redeemed or has been deemed no longer Outstanding under the Indenture (after which all accrued Carry-Over Amount with respect to such Taxable Auction Rate Series 1997-1 Note (and all accrued interest thereon) that remains unpaid shall be canceled and no Carry-Over Amount (or interest accrued thereon) shall be paid with respect to such Taxable Auction Rate Series 1997-1 Note), (i) the Carry-Over Amount (and interest accrued thereon) shall be paid by the Trustee on such Taxable Auction Rate Series 1997-1 Note on the first occurring Interest Payment Date for a subsequent Interest Period if and to the extent that (a) the Eligible Carry-Over Make-Up Amount with respect to such Interest Period is greater than zero, and (b) moneys are available pursuant to the terms of this First Supplemental Indenture to pay such Carry-Over Amount (and interest accrued thereon), and (ii) interest shall accrue on the Carry-Over Amount at a per annum rate equal to One-Month LIBOR until such Carry-Over Amount is paid in full or is canceled.

          The Carry-Over Amount (and interest accrued thereon) for a series of Taxable Auction Rate Series 1997-1 Notes shall be paid by the Trustee on Outstanding Taxable Auction Rate Series 1997-1 Notes of such series on the first occurring Interest Payment Date for a subsequent Interest Period if and to the extent that (i) the Eligible Carry-Over Make-Up Amount with respect to such Interest Period is greater than zero, and (ii) moneys in the Surplus Account are available on such Interest Payment Date for transfer to the Interest Account for such purpose in accordance with the second paragraph of Section 4.8 of the Indenture, after taking into account all other amounts payable from the Surplus Fund in accordance with such paragraph on such Interest Payment Date. Any Carry-Over Amount (and any interest accrued thereon) with respect to any Taxable Auction Rate Series 1997-1 Note which is unpaid as of an Interest Payment Date, which Taxable Auction Rate Series 1997-1 Note is to be redeemed or deemed no longer Outstanding under this First Supplemental Indenture on such Interest Payment Date, shall be paid to the Holder thereof on such Interest Payment Date to the extent that moneys are available therefor in accordance with the provisions of the preceding clause (ii); provided, however, that any Carry-Over Amount (and any interest accrued thereon) which is not so paid on such Interest Payment Date shall be canceled with respect to such Taxable Auction Rate Series 1997-1 Note on such Interest Payment Date and shall not be paid on any succeeding Interest Payment Date. To the extent that any portion of the Carry-Over Amount (and any interest accrued thereon) remains unpaid after payment of a portion thereof, such unpaid portion shall be paid in whole or in part as required hereunder until fully paid by the Trustee on the next occurring Interest Payment Date or Dates, as necessary, for a subsequent Interest Period or Periods, if and to the extent that the conditions in the first sentence of this paragraph are satisfied. On any Interest Payment Date on which the Trustee pays less than all of the Carry-Over Amount (and any interest accrued thereon) with respect to a Taxable Auction Rate Series 1997-1 Note, the Trustee shall give written notice in the manner set forth in the immediately preceding paragraph to the Holder of such Taxable Auction Rate Series 1997-1 Note of the Carry-Over Amount remaining unpaid on such Taxable Auction Rate Series 1997-1 Note.

          The Interest Payment Date on which any Carry-Over Amount (or any interest accrued thereon) for a series of Taxable Auction Rate Series 1997-1 Notes shall be paid shall be determined by the Trustee in accordance with the provisions of the immediately preceding paragraph, and the Trustee shall make payment of the Carry-Over Amount (and any interest accrued thereon) in the same manner as, and from the same Account from which, it pays interest on the Taxable Auction Rate Series 1997-1 Notes on an Interest Payment Date.

          (B) The Initial Interest Rate Adjustment Dates for the Series 1997-1I Notes, the Series 1997-1J Notes and the Series 1997-1L Notes shall be _____________, 1997, _____________, 1997, and _____________, 1997, respectively.

          During the Initial Interest Period, each series of LIBOR Rate Series 1997-1 Notes shall bear interest at the LIBOR Rate Series 1997-1 Note Initial Interest Rate for such series. The interest rate to be borne by each series of LIBOR Rate Series 1997-1 Notes during each Interest Period thereafter shall be determined on the related Interest Rate Determination Date and shall be equal to the lesser of (i) the sum of One-Month LIBOR determined with respect to such Interest Rate Determination Date plus the applicable LIBOR Rate Series 1997-1 Note Spread (which is herein referred to as the "LIBOR Rate Series 1997-1 Note LIBOR-Based Rate"), and (ii) the Net Loan Rate determined with respect to such Interest Rate Determination Date. The Trustee shall determine such interest rate on each Interest Rate Determination Date and shall give the Corporation written notice thereof prior to 2:00 p.m., New York City time, on such Interest Rate Determination Date. The Net Loan Rate with respect to each Interest Rate Determination Date shall be determined by or on behalf of the Corporation and written notice thereof given to the Trustee prior to 10:00 a.m., New York City time, on such Interest Rate Determination Date.

          Notwithstanding any other provision of the LIBOR Rate Series 1997-1 Notes or this First Supplemental Indenture, interest payable on a series of LIBOR Rate Series 1997-1 Notes for an Interest Period shall never exceed for such Interest Period the amount of interest payable at the Net Loan Rate in effect for such Interest Period.

          If the LIBOR Rate Series 1997-1 Note LIBOR-Based Rate for a series of LIBOR Rate Series 1997-1 Notes is greater than the Net Loan Rate, then the LIBOR Rate Series 1997-1 Note Interest Rate applicable to such series for the related Interest Period will be the Net Loan Rate. If the LIBOR Rate Series 1997-1 Note Interest Rate for a series of LIBOR Rate Series 1997-1 Notes for any Interest Period is the Net Loan Rate, the Trustee shall determine the Carry-Over Amount, if any, with respect to such series for such Interest Period. Such determination of the Carry-Over Amount shall be made separately for each series of LIBOR Rate Series 1997-1 Notes. Each Carry-Over Amount shall bear interest calculated at a rate equal to the LIBOR Rate Series 1997-1 Note LIBOR-Based Rate (as determined by the Trustee) from the Interest Payment Date for the Interest Period with respect to which such Carry-Over Amount was calculated, until paid. Any payment in respect of Carry-Over Amount shall be applied, first, to any accrued interest payable thereon and, thereafter, in reduction of such Carry-Over Amount. For purposes of this First Supplemental Indenture, the Indenture and the LIBOR Rate Series 1997-1 Notes, any reference to "principal" or "interest" herein and therein shall not include, within the meaning of such words, Carry-Over Amount or any interest accrued on any such Carry-Over Amount. Such Carry-Over Amount shall be separately calculated for each LIBOR Rate Series 1997-1 Note of such series by the Trustee during such Interest Period in sufficient time for the Trustee to give notice to each Holder of such Carry-Over Amount as required in the next succeeding sentence. On the Interest Payment Date for an Interest Period with respect to which such Carry-Over Amount has been calculated by the Trustee, the Trustee shall give written notice to each Holder of the Carry-Over Amount applicable to such Holder's LIBOR Rate Series 1997-1 Note, which written notice may accompany the payment of interest by check made to each such Holder on such Interest Payment Date or otherwise shall be mailed on such Interest Payment Date by first-class mail, postage prepaid, to each such Holder at such Holder's address as it appears on the registration books maintained by the Note Registrar. Such notice shall state, in addition to such Carry-Over Amount, that, unless and until a LIBOR Rate Series 1997-1 Note has been redeemed or has been deemed no longer Outstanding under the Indenture (after which all accrued Carry-Over Amount with respect to such LIBOR Rate Series 1997-1 Note (and all accrued interest thereon) that remains unpaid shall be canceled and no Carry-Over Amount (or interest accrued thereon) shall be paid with respect to such LIBOR Rate Series 1997-1 Note), (i) the Carry-Over Amount (and interest accrued thereon) shall be paid by the Trustee on such LIBOR Rate Series 1997-1 Note on the first occurring Interest Payment Date for a subsequent Interest Period if and to the extent that (a) the Eligible Carry-Over Make-Up Amount with respect to such Interest Period is greater than zero, and (b) moneys are available pursuant to the terms of this First Supplemental Indenture to pay such Carry-Over Amount (and interest accrued thereon), and (ii) interest shall accrue on the Carry-Over Amount at a per annum rate equal to the LIBOR Rate Series 1997-1 Note LIBOR-Based Rate until such Carry-Over Amount is paid in full or is canceled.

          The Carry-Over Amount (and interest accrued thereon) for a series of LIBOR Rate Series 1997-1 Notes shall be paid by the Trustee on Outstanding LIBOR Rate Series 1997-1 Notes of such series on the first occurring Interest Payment Date for a subsequent Interest Period if and to the extent that (i) the Eligible Carry-Over Make-Up Amount with respect to such Interest Period is greater than zero, and (ii) moneys in the Surplus Account are available on such Interest Payment Date for transfer to the Interest Account for such purpose in accordance with the second paragraph of Section 4.8 of the Indenture, after taking into account all other amounts payable from the Surplus Fund in accordance with such paragraph on such Interest Payment Date. Any Carry-Over Amount (and any interest accrued thereon) with respect to any LIBOR Rate Series 1997-1 Note which is unpaid as of an Interest Payment Date, which LIBOR Rate Series 1997-1
Note is to be redeemed or deemed no longer Outstanding under this First Supplemental Indenture on such Interest Payment Date, shall be paid to the Holder thereof on such Interest Payment Date to the extent that moneys are available therefor in accordance with the provisions of the preceding clause
(ii); provided, however, that any Carry-Over Amount (and any interest accrued thereon) which is not so paid on such Interest Payment Date shall be canceled with respect to such LIBOR Rate Series 1997-1 Note on such Interest Payment Date and shall not be paid on any succeeding Interest Payment Date. To the extent that any portion of the Carry-Over Amount (and any interest accrued thereon) remains unpaid after payment of a portion thereof, such unpaid portion shall be paid in whole or in part as required hereunder until fully paid by the Trustee on the next occurring Interest Payment Date or Dates, as necessary, for a subsequent Interest Period or Periods, if and to the extent that the conditions in the first sentence of this paragraph are satisfied. On any Interest Payment Date on which the Trustee pays less than all of the Carry-Over Amount (and any interest accrued thereon) with respect to a LIBOR Rate Series 1997-1 Note, the Trustee shall give written notice in the manner set forth in the immediately preceding paragraph to the Holder of such LIBOR Rate Series 1997-1 Note of the Carry-Over Amount remaining unpaid on such LIBOR Rate Series 1997-1 Note.

          The Interest Payment Date on which any Carry-Over Amount (or any interest accrued thereon) for a series of LIBOR Rate Series 1997-1 Notes shall be paid shall be determined by the Trustee in accordance with the provisions of the immediately preceding paragraph, and the Trustee shall make payment of the Carry-Over Amount (and any interest accrued thereon) in the same manner as, and from the same Account from which, it pays interest on the LIBOR Rate Series 1997-1 Notes on an Interest Payment Date.

          In the event that the Trustee no longer determines, or fails to determine, when required, the LIBOR Rate Series 1997-1 Note LIBOR-Based Rate with respect to a series of LIBOR Rate Series 1997-1 Notes, or if, for any reason, such manner of determination shall be held to be invalid or unenforceable, the LIBOR Rate Series 1997-1 Note LIBOR-Based Rate for each succeeding Interest Period shall be the Net Loan Rate as determined by or on behalf of the Corporation with respect to the related Interest Rate Determination Date, and if the Corporation shall fail or refuse to determine such Net Loan Rate, the Net Loan Rate shall be determined by a securities dealer appointed by the Trustee capable of making such a determination in accordance with the provisions hereof and written notice of such determination shall be given by such securities dealer to the Trustee.

          The determination of a LIBOR Rate Series 1997-1 Note Interest Rate by the Trustee or any other authorized Person pursuant to the provisions of this
Section 3(B) shall be conclusive and binding on the Holders of the LIBOR Rate Series 1997-1 Notes to which such LIBOR Rate Series 1997-1 Note Interest Rate applies, and the Corporation and the Trustee may rely thereon for all purposes.

          In no event shall the cumulative amount of interest paid or payable on a series of LIBOR Rate Series 1997-1 Notes (including interest calculated as provided herein, plus any other amounts that constitute interest on the LIBOR Rate Series 1997-1 Notes of such series under applicable law, which are contracted for, charged, reserved, taken or received pursuant to the LIBOR Rate Series 1997-1 Notes of such series or related documents) calculated from the date of issuance of such series through any subsequent day during the term of such series or otherwise prior to payment in full of the LIBOR Rate

Series 1997-1 Notes of such series exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the LIBOR Rate Series 1997-1 Notes of a series or related documents or otherwise contracted for, charged, reserved, taken or received in connection with the LIBOR Rate Series 1997-1 Notes of such series, or if the redemption, prepayment or acceleration of the Maturity of the LIBOR Rate Series 1997-1 Notes of a series results in payment to or receipt by the Holder or any former Holder of the LIBOR Rate Series 1997-1 Notes of such series of any interest in excess of that permitted by applicable law, then, notwithstanding any provision of the LIBOR Rate Series 1997-1 Notes of such series or related documents to the contrary, all excess amounts theretofore paid or received with respect to the LIBOR Rate Series 1997-1 Notes of such series shall be credited on the Principal Amount of the LIBOR Rate Series 1997-1 Notes of such series (or, if the LIBOR Rate Series 1997-1 Notes of such series have been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of the LIBOR Rate Series 1997-1 Notes of such series and related documents shall automatically and immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under the LIBOR Rate Series 1997-1 Notes of such series and under the related documents.

          SECTION 4.  DETERMINING THE AUCTION RATE SERIES 1997-1 NOTE INTEREST
                      --------------------------------------------------------
RATE.  By purchasing Auction Rate Series 1997-1 Notes, whether in an Auction or
----
otherwise, each purchaser of the Auction Rate Series 1997-1 Notes, or its Broker-Dealer, must agree and shall be deemed by such purchase to have agreed
(i) to participate in Auctions on the terms described herein, (ii) to have its beneficial ownership of the Auction Rate Series 1997-1 Notes maintained at all times in Book-Entry Form for the account of its Participant, which in turn will maintain records of such beneficial ownership, and (iii) to authorize such Participant to disclose to the Auction Agent such information with respect to such beneficial ownership as the Auction Agent may request.

          So long as the ownership of a series of Auction Rate Series 1997-1 Notes is maintained in Book-Entry Form by the Securities Depository, an Existing Holder may sell, transfer or otherwise dispose of Auction Rate Series 1997-1 Notes of such series only pursuant to a Bid or Sell Order placed in an Auction or otherwise sell, transfer or dispose of Auction Rate Series 1997-1 Notes through a Broker-Dealer, provided that, in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Participant advises the Auction Agent of such transfer. Auctions shall be conducted on each Auction Date, if there is an Auction Agent on such Auction Date, in the following manner (such procedures to be applicable separately to each series of the Auction Rate Series 1997-1 Notes):

     (a)  (i) Prior to the Submission Deadline on each Auction Date;

               (A) each Existing Holder of Auction Rate Series 1997-1 Notes may submit to a Broker-Dealer by telephone or otherwise any information as to:

                    (1) the Principal Amount of Outstanding Auction Rate Series
               1997-1 Notes, if any, owned by such Existing Holder which such Existing Holder desires to continue to own without regard to the Auction Rate Series 1997-1 Note Interest Rate for the next succeeding Auction Period;

                    (2) the Principal Amount of Outstanding Auction Rate Series
               1997-1 Notes, if any, which such Existing Holder offers to sell if the Auction Rate Series 1997-1 Note Interest Rate for the next succeeding Auction Period shall be less than the rate per annum specified by such Existing Holder; and/or

                    (3) the Principal Amount of Outstanding Auction Rate Series
               1997-1 Notes, if any, owned by such Existing Holder which such Existing Holder offers to sell without regard to the Auction Rate Series 1997-1 Note Interest Rate for the next succeeding Auction Period; and

               (B) one or more Broker-Dealers may contact Potential Holders to determine the Principal Amount of Auction Rate Series 1997-1 Notes which each Potential Holder offers to purchase, if the Auction Rate Series 1997-1 Note Interest Rate for the next succeeding Auction Period shall not be less than the rate per annum specified by such Potential Holder.

          The statement of an Existing Holder or a Potential Holder referred to in (A) or (B) of this paragraph (i) is herein referred to as an "Order," and each Existing Holder and each Potential Holder placing an Order is herein referred to as a "Bidder"; an Order described in clause (A)(1) is herein referred to as a "Hold Order"; an Order described in clauses (A)(2) and (B) is herein referred to as a "Bid"; and an Order described in clause (A)(3) is herein referred to as a "Sell Order."

          (ii) (A) Subject to the provisions of Section 4(b) hereof, a Bid by an Existing Holder shall constitute an irrevocable offer to sell:

                    (1) the Principal Amount of Outstanding Auction Rate Series
               1997-1 Notes specified in such Bid if the Auction Rate Series 1997-1 Note Interest Rate determined as provided in this Section 4 shall be less than the rate specified therein; or

                    (2) such Principal Amount, or a lesser Principal Amount of
               Outstanding Auction Rate Series 1997-1 Notes to be determined as set forth in Section 4(d)(i)(D) hereof, if the Auction Rate Series 1997-1 Note Interest Rate determined as provided in this Section 4 shall be equal to the rate specified therein; or

                    (3) such Principal Amount, or a lesser Principal Amount of Outstanding Auction Rate Series 1997-1 Notes to be determined as set forth in Section 4(d)(ii)(C) hereof, if the rate specified therein shall be higher than the Auction Rate Series 1997-1 Note Interest Rate and Sufficient Bids have not been made.

          (B) Subject to the provisions of Section 4(b) hereof, a Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

                    (l) the Principal Amount of Outstanding Auction Rate Series 1997-1 Notes specified in such Sell Order; or

                    (2) such Principal Amount, or a lesser Principal Amount, of Outstanding Auction Rate Series 1997-1 Notes set forth in Section 4(d)(ii)(C) hereof, if Sufficient Bids have not been made.

          (C) Subject to the provisions of Section 4(b) hereof, a Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

                    (1) the Principal Amount of Outstanding Auction Rate Series 1997-1 Notes specified in such Bid if the Auction Rate Series 1997-1
          Note Interest Rate determined as provided in this Section 4 shall be higher than the rate specified in such Bid; or

                    (2) such Principal Amount, or a lesser Principal Amount of Outstanding Auction Rate Series 1997-1 Notes set forth in Section 4(d)(i)(E) hereof, if the Auction Rate Series 1997-1 Note Interest Rate determined as provided in this Section 4 shall be equal to the rate specified in such Bid.

(b) (i) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer and shall specify with respect to each such Order:

          (A) the name of the Bidder placing such Order;

          (B) the aggregate Principal Amount of Auction Rate Series 1997-1 Notes that are the subject of such Order;

          (C) to the extent that such Bidder is an Existing Holder:

               (1) the Principal Amount of Auction Rate Series 1997-1 Notes, if any, subject to any Hold Order placed by such Existing Holder;

               (2) the Principal Amount of Auction Rate Series 1997-1 Notes, if any, subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

               (3) the Principal Amount of Auction Rate Series 1997-1 Notes, if any, subject to any Sell Order placed by such Existing Holder; and

          (D) to the extent such Bidder is a Potential Holder, the rate specified in such Potential Holder's Bid.

     (ii) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next higher .001%.

     (iii) If an Order or Orders covering all Outstanding Auction Rate Series 1997-1 Notes owned by an Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the Principal Amount of Outstanding Auction Rate Series 1997-1 Notes owned by such Existing Holder and not subject to an Order submitted to the Auction Agent.

     (iv) Neither the Corporation, the Trustee nor the Auction Agent shall be responsible for any failure of a Broker-Dealer to submit an Order to the Auction Agent on behalf of any Existing Holder or Potential Holder.

     (v) If any Existing Holder submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the Principal Amount of Outstanding Auction Rate Series 1997-1 Notes owned by such Existing Holder, such Orders shall be considered valid as follows and in the following order of priority:

          (A) All Hold Orders shall be considered valid, but only up to the aggregate Principal Amount of Outstanding Auction Rate Series 1997-1 Notes owned by such Existing Holder, and if the aggregate Principal Amount of Auction Rate Series 1997-1 Notes subject to such Hold Orders exceeds the aggregate Principal Amount of Auction Rate Series 1997-1 Notes owned by such Existing Holder, the aggregate Principal Amount of Auction Rate Series 1997-1 Notes subject to each such Hold Order shall be reduced pro rata so that the aggregate Principal Amount of Auction Rate Series 1997-1 Notes subject to such Hold Order equals the aggregate Principal Amount of Outstanding Auction Rate Series 1997-1 Notes owned by such Existing Holder.

          (B) (1) any Bid shall be considered valid up to an amount equal to the excess of the Principal Amount of Outstanding Auction Rate Series 1997-1 Notes owned by such Existing Holder over the aggregate Principal Amount of Auction Rate Series 1997-1 Notes subject to any Hold Order referred to in clause (A) of this paragraph (v);

               (2) subject to subclause (1) of this clause (B), if more than one Bid with the same rate is submitted on behalf of such Existing Holder and the aggregate Principal Amount of Outstanding Auction Rate Series 1997-1 Notes subject to such Bids is greater than such excess, such Bids shall be considered valid up to an amount equal to such excess;

               (3) subject to subclauses (1) and (2) of this clause (B), if more than one Bid with different rates are submitted on behalf of such Existing Holder, such Bids shall be considered valid first in the ascending order of their respective rates until the highest rate is reached at which such excess exists and then at such rate up to the amount of such excess; and

               (4) in any such event, the amount of Outstanding Auction Rate Series 1997-1 Notes, if any, subject to Bids not valid under this clause (B) shall be treated as the subject of a Bid by a Potential Holder at the rate therein specified; and

          (C) All Sell Orders shall be considered valid up to an amount equal to the excess of the Principal Amount of Outstanding Auction Rate Series 1997-1 Notes owned by such Existing Holder over the aggregate Principal Amount of Auction Rate Series 1997-1 Notes subject to Hold Orders referred to in clause (A) of this paragraph (v) and valid Bids referred to in clause (B) of this paragraph (v).

     (vi) If more than one Bid for Auction Rate Series 1997-1 Notes is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate and Principal Amount therein specified.

     (vii) An Existing Holder that offers to purchase additional Auction Rate Series 1997-1 Notes is, for purposes of such offer, treated as a Potential Holder.

     (viii) Any Bid or Sell Order submitted by an Existing Holder covering an aggregate Principal Amount of Auction Rate Series 1997-1 Notes not equal to an Authorized Denomination shall be rejected and shall be deemed a Hold Order. Any Bid submitted by a Potential Holder covering an aggregate Principal Amount of Auction Rate Series 1997-1 Notes not equal to an Authorized Denomination shall be rejected.

     (ix) Any Bid specifying a rate higher than the Maximum Auction Rate will
(a) be treated as a Sell Order if submitted by an Existing Holder and (b) not be accepted if submitted by a Potential Holder.

     (x) Any Order submitted in an Auction by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on any Auction Date shall be irrevocable.

(c) (i)   Not earlier than the Submission Deadline on each Auction Date, the
Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being herein referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order," and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

          (A) the excess of the total Principal Amount of Outstanding Auction Rate Series 1997-1 Notes over the sum of the aggregate Principal Amount of Outstanding Auction Rate Series 1997-1 Notes subject to Submitted Hold Orders (such excess being herein referred to as the "Available Auction Rate Series 1997-1 Notes"), and

          (B) from the Submitted Orders whether:

               (1) the aggregate Principal Amount of Outstanding Auction Rate Series 1997-1 Notes subject to Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Auction Rate;

      exceeds or is equal to the sum of:

               (2) the aggregate Principal Amount of Outstanding Auction Rate Series 1997-1 Notes subject to Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Auction Rate; and

               (3) the aggregate Principal Amount of Outstanding Auction Rate Series 1997-1 Notes subject to Submitted Sell Orders;

          (in the event such excess or such equality exists, other than because all of the Outstanding Auction Rate Series 1997-1 Notes are subject to Submitted Hold Orders, such Submitted Bids described in subclause (1) above shall be referred to collectively as "Sufficient Bids"); and

               (C) if Sufficient Bids exist, the Bid Auction Rate, which shall be the lowest rate specified in such Submitted Bids such that if:

                    (l) (x) each such Submitted Bid from Existing Holders
               specifying such lowest rate and (y) all other Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to own the Principal Amount of Auction Rate Series 1997-1 Notes subject to such Submitted Bids; and

                    (2) (x) each such Submitted Bid from Potential Holders
               specifying such lowest rate and (y) all other Submitted Bids from Potential Holders specifying lower rates were accepted;

          the result would be that such Existing Holders described in subclause
          (1) above would continue to own an aggregate Principal Amount of Outstanding Auction Rate Series 1997-1 Notes which, when added to the aggregate Principal Amount of Outstanding Auction Rate Series 1997-1 Notes to be purchased by such Potential Holders described in subclause
          (2) above, would equal not less than the Available Auction Rate Series 1997-1 Notes.

          (ii) Promptly after the Auction Agent has made the determinations pursuant to Section 4(c)(i) hereof, the Auction Agent shall advise the Trustee, the Broker-Dealers and the Corporation of the Net Loan Rate (in the case of a series of Taxable Auction Rate Series 1997-1 Notes), the Maximum Auction Rate and the All Hold Rate and the components thereof on the Auction Date and, based on such determinations, the Auction Rate for the next succeeding Interest Period as follows:

               (A) if Sufficient Bids exist, that the Auction Rate for the next succeeding Interest Period shall be equal to the Bid Auction Rate so determined;

               (B) if Sufficient Bids do not exist (other than because all of the Outstanding Auction Rate Series 1997-1 Notes are subject to Submitted Hold Orders), that the Auction Rate for the next succeeding Interest Period shall be equal to the Maximum Auction Rate; or

               (C) if all Outstanding Auction Rate Series 1997-1 Notes are subject to Submitted Hold Orders, that the Auction Rate for the next succeeding Interest Period shall be equal to the All Hold Rate.

          (iii) Promptly after the Auction Agent has determined the Auction Rate, the Auction Agent shall determine and advise the Trustee of the Auction Rate Series 1997-1 Note Interest Rate, which rate shall be (A) in the case of a series of Tax Exempt Auction Rate Series 1997-1 Notes, the Auction Rate, or (B) in the case of a series of Taxable Auction Rate Series 1997-1 Notes, the lesser of the Auction Rate and the Net Loan Rate; provided, however, that in no event shall the Auction Rate Series 1997-1
     Note Interest Rate exceed the Auction Rate Series 1997-1 Note Interest Rate Limitation.

     (d) Existing Holders shall continue to own the Principal Amount of Auction Rate Series 1997-1 Notes that are subject to Submitted Hold Orders. If Sufficient Bids have been received by the Auction Agent (and if, in the case of a series of Taxable Auction Rate Series 1997-1 Notes, the Net Loan Rate is equal to or greater than the Bid Auction Rate), the Bid Auction Rate will be the Auction Rate Series 1997-1 Note Interest Rate, and Submitted Bids and Submitted Sell Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (i).

     If, in the case of a series of Taxable Auction Rate Series 1997-1 Notes, the Net Loan Rate is less than the Auction Rate, the Net Loan Rate will be the Auction Rate Series 1997-1 Note Interest Rate for such series. If the Auction Rate is greater than the Auction Rate Series 1997-1 Note Interest Rate Limitation (in the case of a series of Tax Exempt Auction Rate Series 1997-1 Notes), or the Auction Rate and the Net Loan Rate are both greater than the Auction Rate Series 1997-1 Note Interest Rate Limitation (in the case of a series of Tax Exempt Auction Rate Series 1997-1 Notes), the Auction Rate Series 1997-1 Note Interest Rate for such series shall be equal to the Auction Rate Series 1997-1 Note Interest Rate Limitation. If the Auction Agent has not received Sufficient Bids (other than because all of the Outstanding Auction Rate Series 1997-1 Notes are subject to Submitted Hold Orders), the Auction Rate Series 1997-1 Note Interest Rate will be (1) in the case of a series of Tax Exempt Auction Rate Series 1997-1 Notes, the Maximum Auction Rate, or (2) in the case of a series of Taxable Auction Rate Series 1997-1 Notes, the lesser of the Maximum Auction Rate and the Net Loan Rate. In any of the cases described above, Submitted Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (ii).

          (i) if Sufficient Bids have been made (and if, in the case of a series of Taxable Auction Rate Series 1997-1 Notes, the Net Loan Rate is equal to or greater than the Bid Auction Rate), in which event the Auction Rate Series 1997-1 Note Interest Rate shall be the Bid Auction Rate, all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (iv) and (v) of this Section 4(d), Submitted Bids shall be accepted or rejected as follows in the following order of priority, and all other Submitted Bids shall be rejected:

               (A) Existing Holders' Submitted Bids specifying any rate that is higher than the Auction Rate Series 1997-1 Note Interest Rate shall be accepted, thus requiring each such Existing Holder to sell the aggregate Principal Amount of Auction Rate Series 1997-1 Notes subject to such Submitted Bids;

               (B) Existing Holders' Submitted Bids specifying any rate that is lower than the Auction Rate Series 1997-1 Note Interest Rate shall be rejected, thus entitling each such Existing Holder to continue to own the aggregate Principal Amount of Auction Rate Series 1997-1 Notes subject to such Submitted Bids;

               (C) Potential Holders' Submitted Bids specifying any rate that is lower than the Auction Rate Series 1997-1 Note Interest Rate shall be accepted;

               (D) Each Existing Holders' Submitted Bid specifying a rate that is equal to the Auction Rate Series 1997-1 Note Interest Rate shall be rejected, thus entitling such Existing Holder to continue to own the aggregate Principal Amount of Auction Rate Series 1997-1 Notes subject to such Submitted Bid, unless the aggregate Principal Amount of Outstanding Auction Rate Series 1997-1 Notes subject to all such Submitted Bids shall be greater than the Principal Amount of Auction Rate Series 1997-1 Notes (the "Remaining Principal Amount") equal to the excess of the Available Auction Rate Series 1997-1 Notes over the aggregate Principal Amount of Auction Rate Series 1997-1 Notes subject to Submitted Bids described in clauses (B) and (C) of this Section 4(d)(i), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to own the Principal Amount of Auction Rate Series 1997-1 Notes subject to such Submitted Bid, but only in an amount equal to the aggregate Principal Amount of Auction Rate Series 1997-1 Notes obtained by multiplying the Remaining Principal Amount by a fraction, the numerator of which shall be the Principal Amount of Outstanding Auction Rate Series 1997-1 Notes owned by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the Principal Amount of Outstanding Auction Rate Series 1997-1 Notes subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Auction Rate Series 1997-1 Note Interest Rate; and

               (E) Each Potential Holder's Submitted Bid specifying a rate that is equal to the Auction Rate Series 1997-1 Note Interest Rate shall be accepted, but only in an amount equal to the Principal Amount of Auction Rate Series 1997-1 Notes obtained by multiplying the excess of the aggregate Principal Amount of Available Auction Rate Series 1997-1 Notes over the aggregate Principal Amount of Auction Rate Series 1997-1 Notes subject to Submitted Bids described in clauses (B), (C) and
          (D) of this Section 4(d)(i) by a fraction the numerator of which shall be the aggregate Principal Amount of Outstanding Auction Rate Series 1997-1 Notes subject to such Submitted Bid and the denominator of which shall be the sum of the Principal Amount of Outstanding Auction Rate Series 1997-1 Notes subject to Submitted Bids made by all such Potential Holders that specified a rate equal to the Auction Rate Series 1997-1 Note Interest Rate.

          (ii) If Sufficient Bids have not been made (other than because all of the Outstanding Auction Rate Series 1997-1 Notes are subject to Submitted Hold Orders), if the Auction Rate Series 1997-1 Note Interest Rate Limitation applies or if, in the case of a series of Taxable Auction Rate Series 1997-1 Notes, the Net Loan Rate is less than the Bid Auction Rate (in which event the Auction Rate Series 1997-1 Note Interest Rate for such series shall be the Net Loan Rate), subject to the provisions of Section 4(d)(iv) hereof, Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

               (A) Existing Holders' Submitted Bids specifying any rate that is equal to or lower than the Auction Rate Series 1997-1 Note Interest Rate shall be rejected, thus entitling such Existing Holders to continue to own the aggregate Principal Amount of Auction Rate Series 1997-1 Notes subject to such Submitted Bids;

               (B) Potential Holders' Submitted Bids specifying (1) any rate that is equal to or lower than the Auction Rate Series 1997-1 Note Interest Rate shall be accepted and (2) any rate that is higher than the Auction Rate Series 1997-1 Note Interest Rate shall be rejected; and

               (C) each Existing Holder's Submitted Bid specifying any rate that is higher than the Auction Rate Series 1997-1 Note Interest Rate and the Submitted Sell Order of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted any such Submitted Bid or Submitted Sell Order to sell the Auction Rate Series 1997-1 Notes subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the aggregate Principal Amount of Auction Rate Series 1997-1 Notes obtained by multiplying the aggregate Principal Amount of Auction Rate Series 1997-1 Notes subject to Submitted Bids described in clause (B) of this Section 4(d)(ii) by a fraction the numerator of which shall be the aggregate Principal Amount of Outstanding Auction Rate Series 1997-1 Notes owned by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate Principal Amount of Outstanding Auction Rate Series 1997-1 Notes subject to all such Submitted Bids and Submitted Sell Orders.

          (iii) If all Outstanding Auction Rate Series 1997-1 Notes are subject to Submitted Hold Orders, all Submitted Bids shall be rejected.

          (iv)  If, as a result of the procedures described in paragraph (i) or
     (ii) of this Section 4(d), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a Principal Amount of Auction Rate Series 1997-1 Notes that is not equal to an Authorized Denomination, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the Principal Amount of Auction Rate Series 1997-1 Notes to be purchased or sold by any Existing Holder or Potential Holder so that the Principal Amount of Auction Rate Series 1997-1 Notes purchased or sold by each Existing Holder or Potential Holder shall be equal to an Authorized Denomination.

          (v) If, as a result of the procedures described in paragraph (i) of this Section 4(d), any Potential Holder would be entitled or required to purchase less than an Authorized Denomination of Auction Rate Series 1997-1 Notes, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate Auction Rate Series 1997-1 Notes for purchase among Potential Holders so that only Auction Rate Series 1997-1 Notes in Authorized Denominations are purchased by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any Auction Rate Series 1997-1 Notes.

     (e) Based on the result of each Auction, the Auction Agent shall determine the aggregate Principal Amount of Auction Rate Series 1997-1 Notes to be purchased and the aggregate Principal Amount of Auction Rate Series 1997-1 Notes to be sold by Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate Principal Amount of Auction Rate Series 1997-1 Notes to be sold differs from such aggregate Principal Amount of Auction Rate Series 1997-1 Notes to be purchased, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Auction Rate Series 1997-1 Notes.

     (f) Any calculation by the Auction Agent or the Trustee, as applicable, of the Auction Rate Series 1997-1 Note Interest Rate, One-Month LIBOR, Three-Month LIBOR, Maximum Auction Rate, All Hold Rate, Net Loan Rate and Non-Payment Rate shall, in the absence of manifest error, be binding on all other parties.

     (g) Notwithstanding anything in this First Supplemental Indenture to the contrary notwithstanding, no Auction will be held on any Auction Date hereunder during the continuance of a Payment Default.

          SECTION 5.   DETERMINATION OF PAYMENT DEFAULTS AND PAYMENT OF AUCTION
                       --------------------------------------------------------
AGENT AND BROKER-DEALER FEES.
----------------------------

          (a) The Trustee shall determine, not later than 2:00 p.m., New York City time, on the Business Day next succeeding each Interest Payment Date, whether a Payment Default has occurred. If a Payment Default has occurred, the Trustee shall, not later than 2:15 p.m., New York City time, on such Business Day, send a notice thereof in substantially the form of Exhibit C attached hereto to the Auction Agent by telecopy or similar means and, if such Payment Default is cured, the Trustee shall immediately send a notice in substantially the form of Exhibit D attached hereto to the Auction Agent by telecopy or similar means.

          (b) Not later than 12:00 noon, New York City time, on each Interest Payment Date, the Corporation shall pay to the Auction Agent, in immediately available funds out of amounts available therefor in the Administration Fund, an amount equal to the Auction Agent Fee and the Broker-Dealer Fee as calculated in accordance with the Auction Agent Agreement. The Corporation shall, from time to time at the request of the Auction Agent, reimburse the Auction Agent for its reasonable expenses as provided in the Auction Agent Agreement, such expenses to be paid out of amounts available therefor in the Administration Fund.

          SECTION 6.  CALCULATION OF MAXIMUM AUCTION RATE, ALL HOLD RATE, NET
                      -------------------------------------------------------
LOAN RATE, ONE-MONTH LIBOR, THREE-MONTH LIBOR, NON-PAYMENT RATE, AFTER-TAX
--------------------------------------------------------------------------
EQUIVALENT, "AA" COMPOSITE COMMERCIAL PAPER RATE, INDEX AND APPLICABLE
----------------------------------------------------------------------
PERCENTAGE.  The Auction Agent shall calculate the Maximum Auction Rate, the All
----------
Hold Rate, the After-Tax Equivalent, the "AA" Composite Commercial Paper Rate, the Index (unless the Index is to be determined by the Market Agent), the Applicable Percentage, the Net Loan Rate and One-Month LIBOR or Three-Month LIBOR, as the case may be, on each Auction Date and shall notify the Trustee and the Broker-Dealers of the Maximum Auction Rate, the All Hold Rate, the Net Loan Rate and One-Month LIBOR or Three-Month LIBOR, as the case may be, all as provided in the Auction Agent Agreement. The Market Agent shall calculate the Index (if the Index is other than the PSA Index) on each Interest Rate Determination Date and shall notify the Trustee and the Auction Agent of the Index prior to 9:30 a.m., New York City time, on each Interest Rate Determination Date. If the ownership of the Auction Rate Series 1997-1 Notes is no longer maintained in Book-Entry Form by the Securities Depository, the Trustee shall calculate the Maximum Auction Rate and the Net Loan Rate on the Business Day immediately preceding each Interest Period after the delivery of definitive Auction Rate Series 1997-1 Notes pursuant to Section 17 hereof. If a Payment Default shall have occurred, the Trustee shall calculate the Non-Payment Rate on the Interest Rate Determination Date for (i) each Interest Period commencing after the occurrence and during the continuance of such Payment Default and (ii) any Interest Period commencing less than two (2) Business Days after the cure of any Payment Default. The Auction Agent shall determine the After-Tax Equivalent, the "AA" Composite Commercial Paper Rate, the Applicable Percentage and One-Month LIBOR or Three-Month LIBOR, as the case may be, for each Interest Period other than the first Interest Period; provided that if the ownership of the Auction Rate Series 1997-1 Notes is no longer maintained in Book-Entry Form, or if a Payment Default has occurred, then the Trustee shall determine the After-Tax Equivalent, the "AA" Composite Commercial Paper Rate, the Applicable Percentage and One-Month LIBOR or Three-Month LIBOR, as the case may be, for each such Interest Period. The determination by the Trustee or the Auction Agent, as the case may be, of the After-Tax Equivalent, the "AA" Composite Commercial Paper Rate, the Applicable Percentage and One-Month LIBOR or Three-Month LIBOR, as the case may be, shall (in the absence of manifest error) be final and binding upon all parties. If calculated or determined by the Auction Agent, the Auction Agent shall promptly advise the Trustee of the After-Tax Equivalent, the "AA" Composite Commercial Paper Rate, the Applicable Percentage and One-Month LIBOR or Three-Month LIBOR, as the case may be. The determination by the Market Agent of the Index shall (in the absence of manifest error) be final and binding upon all parties.

          If the Federal Reserve Bank of New York does not make available its 30-day commercial paper rate for purposes of determining the "AA" Composite Commercial Paper Rate, the Auction Agent shall notify the Trustee of such fact and the Trustee shall thereupon request that an Authorized Officer of the Corporation promptly appoint at least two (2) Commercial Paper Dealers (in addition to Smith Barney Inc.) to provide commercial paper quotes for purposes of determining the "AA" Composite Commercial Paper Rate. Pending appointment of both such additional Commercial Paper Dealers, Smith Barney Inc. and any other Commercial Paper Dealer appointed and serving as such shall provide the required quotations and such quotations shall be used for purposes of this First Supplemental Indenture. Smith Barney Inc. is hereby appointed as a Commercial Paper Dealer to provide commercial paper quotes for purposes of determining the "AA" Composite Commercial Paper Rate as aforesaid.

          SECTION 7.  NOTIFICATION OF RATES, AMOUNTS AND PAYMENT DATES.
                      ------------------------------------------------

          (a) By 10:00 a.m., New York City time, on each Regular Record Date with respect to the Auction Rate Series 1997-1 Notes, the Trustee shall determine the aggregate amounts of interest distributable on the next succeeding Interest Payment Date to the beneficial owners of each series thereof.

          (b) As soon as practicable prior to each Interest Payment Date with respect to the Auction Rate Series 1997-1 Notes, the Trustee shall:

          (i) confirm with the Auction Agent, so long as no Payment Default has occurred and is continuing and the ownership of the Auction Rate Series

     1997-1 Notes is maintained in Book-Entry Form by the Securities Depository,
     (1) the date of such next Interest Payment Date and (2) the amount payable to the Auction Agent on such Interest Payment Date pursuant to Section 5(b) hereof;

          (ii) advise the Securities Depository, so long as the ownership of the Auction Rate Series 1997-1 Notes is maintained in Book-Entry Form by the Securities Depository, upon request, of the aggregate amount of interest distributable on the next succeeding Interest Payment Date to the beneficial owners of each series thereof; and

          (iii) pursuant to Section 3(A) hereof, advise the Holders of each series of Taxable Auction Rate Series 1997-1 Notes of any Carry-Over Amount accruing on such series.

          SECTION 8.  AUCTION AGENT.
                      --------------

          (a) Bankers Trust Company is hereby appointed as Initial Auction Agent to serve as agent for the Corporation in connection with Auctions. The Trustee and the Corporation will, and the Trustee is hereby directed to, enter into the Initial Auction Agent Agreement with Bankers Trust Company, as the Initial Auction Agent. Any Substitute Auction Agent shall be (i) a bank, national banking association or trust company duly organized under the laws of the United States of America or any state or territory thereof having its principal place of business in the Borough of Manhattan, New York, or such other location as approved by the Trustee in writing and having a combined capital stock or surplus of at least $50,000,000, or (ii) a member of the National Association of Securities Dealers, Inc., having a capitalization of at least $50,000,000, and, in either case, authorized by law to perform all the duties imposed upon it hereunder and under the Auction Agent Agreement. The Auction Agent may at any time resign and be discharged of the duties and obligations created by this First Supplemental Indenture by giving at least ninety (90) days' notice to the Trustee, the Market Agent and the Corporation. The Auction Agent with respect to the Tax Exempt Auction Rate Series 1997-1 Notes may be removed at any time by the Trustee upon the written direction of an Authorized Officer of the Corporation or the Holders of 66-2/3% of the aggregate Principal Amount of the Tax Exempt Auction Rate Series 1997-1 Notes then Outstanding, and, if by such Holders, by an instrument signed by such Holders or their attorneys and filed with the Auction Agent, the Corporation and the Trustee upon at least ninety
(90) days' notice. The Auction Agent with respect to the Taxable Auction Rate Series 1997-1 Notes may be removed at any time by the Trustee upon the written direction of an Authorized Officer of the Corporation or the Holders of 66-2/3% of the aggregate Principal Amount of the Taxable Auction Rate Series 1997-1 Notes then Outstanding, and, if by such Holders, by an instrument signed by such Holders or their attorneys and filed with the Auction Agent, the Corporation and the Trustee upon at least ninety (90) days' notice. Neither resignation nor removal of the Auction Agent pursuant to the preceding two sentences shall be effective unless and until a Substitute Auction Agent has been appointed and has accepted such appointment. However, if a successor Auction Agent shall not have been appointed within sixty (60) days from the date of a notice of resignation, the resigning Auction Agent may petition any court of competent jurisdiction for the appointment of a successor Auction Agent. If required by the Corporation, a Substitute Auction Agent Agreement shall be entered into with a Substitute Auction Agent. Notwithstanding the foregoing, the Auction Agent may terminate the Auction Agent Agreement if, within twenty-five (25) days after notifying the Trustee, the Market Agent and the Corporation in writing that it has not received payment of any Auction Agent Fee due it in accordance with the terms of the Auction Agent Agreement, the Auction Agent does not receive such payment.

          (b) If the Auction Agent shall resign or be removed or be dissolved, or if the property or affairs of the Auction Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, the Trustee at the direction of an Authorized Officer of the Corporation, shall use its best efforts to appoint a Substitute Auction Agent.

          (c) The Auction Agent is acting as agent for the Corporation in connection with Auctions. In the absence of bad faith, negligent failure to act or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered or omitted or any error of judgment made by it in the performance of its duties under the Auction Agent Agreement and shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining (or failing to ascertain) the pertinent facts.

          (d) In the event of a change in the Auction Agent Fee Rate pursuant to
Section 6.4(b) of the Auction Agent Agreement, the Auction Agent shall give a Notice of Fee Rate Change to the Trustee in accordance with the Auction Agent Agreement.

          SECTION 9.  BROKER-DEALERS.
                      --------------

          (a) The Auction Agent will enter into a Broker-Dealer Agreement with Smith Barney Inc., as the sole initial Broker-Dealer with respect to the Tax Exempt Auction Rate Series 1997-1 Notes. The Auction Agent will also enter into a Broker-Dealer Agreement with Smith Barney Inc., as the sole initial Broker-Dealer with respect to the Taxable Auction Rate Series 1997-1 Notes. An Authorized Officer of the Corporation may, from time to time, approve one or more additional persons to serve as Broker-Dealers under Broker-Dealer Agreements and shall be responsible for providing such Broker-Dealer Agreements to the Trustee and the Auction Agent; provided, however that while Smith Barney Inc. is serving as a Broker-Dealer, Smith Barney Inc. shall have the right to consent to the approval of any additional Broker-Dealers, which consent will not be unreasonably withheld.

          (b) Any Broker-Dealer may be removed at any time, at the request of an Authorized Officer of the Corporation, but there shall, at all times, be at least one Broker-Dealer with respect to each of the Tax Exempt Auction Rate Series 1997-1 Notes and the Taxable Auction Rate Series 1997-1 Notes appointed and acting as such.

          SECTION 10.  CHANGES IN AUCTION PERIOD OR PERIODS AND CERTAIN
                       ------------------------------------------------
PERCENTAGES.
-----------

          (a) While any of the Auction Rate Series 1997-1 Notes are Outstanding, the Corporation may, from time to time, convert the length of one or more Auction Periods (an "Auction Period Adjustment"), in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the Auction Rate Series 1997-1 Note Interest Rate borne by the Auction Rate Series 1997-1 Notes. The Corporation shall not initiate an Auction Period Adjustment unless it shall have received, not less than three (3) days nor more than twenty (20) days prior to the Auction Period Adjustment, (i) in the case of an Auction Period Adjustment relating to Tax Exempt Auction Rate Series 1997-1 Notes, a written opinion of Bond Counsel to the effect that such Auction Period Adjustment will not adversely affect the exclusion of interest on any of the Series 1997-1 Notes from income for federal income tax purposes, (ii) the written consent of the Market Agent, which consent shall not be unreasonably withheld, and (iii) written confirmation from each of the Rating Agencies then rating the Series 1997-1 Notes that such Auction Period Adjustment will not adversely affect its ratings then applicable to any of the Series 1997-1 Notes. The Corporation shall initiate the Auction Period Adjustment by giving written notice by Corporation Order to the Trustee, the Auction Agent, the Market Agent and the Securities Depository in substantially the form of, or containing substantially the information contained in, Exhibit E to this First Supplemental Indenture at least ten (10) days prior to the Auction Date for such Auction Period.

          Any such adjusted Auction Period shall not be less than seven (7) days nor more than ninety-one (91) days. If any such adjusted Auction Period will be less than thirty-five (35) days (in the case of the Tax Exempt Auction Rate Series 1997-1 Notes) or twenty-eight (28) days (in the case of the Taxable Auction Rate Series 1997-1 Notes), the notice described above will be effective only if it is accompanied by a written statement of the Trustee, the Auction Agent and the Securities Depository to the effect that they are capable of performing their duties, if any, under this First Supplemental Indenture, the Auction Agent Agreement and any Broker-Dealer Agreement with respect to such changed Auction Period.

          An Auction Period Adjustment shall take effect only (A) if the Trustee and the Auction Agent receive, by 11:00 a.m., New York City time, on the Business Day before the Auction Date for the first such Auction Period, a Corporation Certificate in substantially the form attached as, or containing substantially the same information contained in, Exhibit F to this First Supplemental Indenture, authorizing the Auction Period Adjustment specified in such certificate along with a copy of the opinion of Bond Counsel, the written consent of the Market Agent and the Rating Agency confirmations described in the first paragraph of this subsection (a) and, if applicable, the written statement of the Trustee, the Auction Agent and the Securities Depository described in the second paragraph of this subsection (a), and (B) Sufficient Bids exist as of the Auction on the Auction Date for such first Auction Period. If the condition referred to in (A) above is not met, the Auction Rate Series 1997-1 Note Interest Rate for the next Auction Period shall be determined pursuant to the provisions of Sections 4 through 9 hereof and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (A) is met but the condition referred to in (B) above is not met, the Auction Rate Series 1997-1 Note Interest Rate for the next Auction Period shall be (1) in the case of the Tax Exempt Auction Rate Series 1997-1 Notes, the Maximum Auction Rate, or (2) in the case of the Taxable Auction Rate Series 1997-1 Notes, the lesser of the Maximum Auction Rate and the Net Loan Rate, and in either case the Auction Period shall be the Auction Period determined without reference to the proposed change.

          In connection with any Auction Period Adjustment, the Auction Agent shall provide such further notice to such parties as is specified in Section 2.5 of the Auction Agent Agreement.

          (b) The Market Agent may adjust the percentage used in determining the All Hold Rate, the Applicable Percentage used in determining the Maximum Auction Rate and the percentage of the Index used in determining the Non-Payment Rate, if any such adjustment is necessary, in the judgment of the Market Agent, to reflect any Change of Tax Law such that a Tax Exempt Auction Rate Series 1997-1 Note bearing interest at the All Hold Rate, a Tax Exempt Auction Rate Series 1997-1 Note bearing interest at the Maximum Auction Rate and a Tax Exempt Auction Rate Series 1997-1 Note bearing interest at the Non-Payment Rate shall have substantially the same market values after such Change of Tax Law as before such Change of Tax Law. In making any such adjustment, the Market Agent shall take the following factors in existence both before and after such Change of Tax Law into account:

          (i) short-term taxable and tax exempt market rates and indices of such short-term rates;

          (ii) the market supply and demand for short-term tax exempt securities;

          (iii) yield curves for short-term and long-term tax exempt securities or obligations having a credit rating that is comparable to the Tax Exempt Auction Rate Series 1997-1 Notes;

          (iv)  general economic conditions; and

          (v) economic and financial factors present in the securities industry that may affect or that may be relevant to the Tax Exempt Auction Rate Series 1997-1 Notes.

          The Market Agent shall communicate its determination to adjust the percentage used in determining the All Hold Rate, the Applicable Percentage used in determining the Maximum Auction Rate and the percentage of the Index used in determining the Non-Payment Rate pursuant to the first paragraph of this subsection (b) by means of a written notice delivered at least ten (10) days prior to the Interest Rate Determination Date on which the Market Agent desires to effect the change, to the Corporation, the Trustee and the Auction Agent in substantially the form attached hereto as, or containing substantially the information contained in, Exhibit I to this First Supplemental Indenture. Such notice shall not be given unless the Market Agent has received a Corporation Consent thereto and a written opinion of Bond Counsel to the effect that such adjustment will not adversely affect the exclusion of interest on any of the Series 1997-1 Notes from income for federal income tax purposes.

          Any such adjustment in the percentages used to determine the All Hold Rate, the Maximum Auction Rate and the Non-Payment Rate shall take effect on an Interest Rate Determination Date only if (A) the Trustee, the Auction Agent and the Corporation receive, by 11:00 a.m., New York City time, on the Business Day immediately preceding such Interest Rate Determination Date, a certificate of an authorized officer of the Market Agent in substantially the form attached hereto as, or containing substantially the information contained in, Exhibit J to this First Supplemental Indenture, authorizing the adjustment of such percentage as specified in such certificate, together with a copy of the Corporation Consent thereto and the opinion of Bond Counsel described in the second paragraph of this subsection (b); and (B) the Trustee and the Corporation have received written confirmation from each of the Rating Agencies then rating the Series 1997-1 Notes that such proposed adjustment will not adversely affect its ratings then applicable to any of the Series 1997-1 Notes. If any of the conditions referred to in (A) and (B) above are not met, the existing percentage used to determine the All Hold Rate, Applicable Percentage used to determine the Maximum Auction Rate and percentage of the Index used to determine the Non-Payment Rate shall remain in effect, and the rate of interest on Tax Exempt Auction Rate Series 1997-1 Notes for the next succeeding Interest Period shall be determined in accordance with the Auction Procedures.

          In connection with any such adjustment in the percentages used to determine the All Hold Rate, the Maximum Auction Rate and the Non-Payment Rate, the Auction Agent shall provide such further notice to such parties as is specified in Section 2.5 of the Auction Agent Agreement.

          SECTION 11.   CHANGES IN THE AUCTION DATE.  The Market Agent, with the
                        ---------------------------
written consent of an Authorized Officer of the Corporation and upon receipt of the opinion of Bond Counsel as hereinafter required, may specify an earlier Auction

Date (but in no event more than five (5) Business Days earlier) than the Auction Date that would otherwise be determined in accordance with the definition of "Auction Date" in Section 1 of this First Supplemental Indenture with respect to one or more specified Auction Periods in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date and the Auction Rate Series 1997-1 Note Interest Rate borne by the Auction Rate Series 1997-1 Notes. No such change in the Auction Date shall be effective unless the Corporation and the Trustee, prior to the proposed effective date of such change, have received a written opinion of Bond Counsel to the effect that such change will not adversely affect the exclusion of interest on any of the Series 1997-1 Notes from income for federal income tax purposes. The Market Agent shall deliver a written request for consent to such change in the Auction Date to the Corporation not less than three days nor more than twenty (20) days prior to the effective date of such change. The Market Agent shall provide notice of its determination to specify an earlier Auction Date for one or more Auction Periods by means of a written notice delivered at least ten (10) days prior to the proposed changed Auction Date to the Trustee, the Auction Agent, the Corporation and the Securities Depository. Such notice shall be substantially in the form of, or contain substantially the information contained in, Exhibit G to this First Supplemental Indenture.

          In connection with any change described in this Section 11, the Auction Agent shall provide such further notice to such parties as is specified in Section 2.5 of the Auction Agent Agreement.

          SECTION 12.  ADDITIONAL PROVISIONS REGARDING THE AUCTION RATE SERIES
                       -------------------------------------------------------
1997-1 NOTE INTEREST RATE.  The determination of an Auction Rate Series 1997-1
-------------------------
Note Interest Rate by the Auction Agent or any other Person pursuant to the provisions of the applicable Section of this First Supplemental Indenture shall be conclusive and binding on the Holders of the series of Auction Rate Series 1997-1 Notes to which such Auction Rate Series 1997-1 Note Interest Rate applies, and the Corporation and the Trustee may rely thereon for all purposes.

          In no event shall the cumulative amount of interest paid or payable on a series of Auction Rate Series 1997-1 Notes (including interest calculated as provided herein, plus any other amounts that constitute interest on the Auction Rate Series 1997-1 Notes of such series under applicable law, which are contracted for, charged, reserved, taken or received pursuant to the Auction Rate Series 1997-1 Notes of such series or related documents) calculated from the date of issuance of such series through any subsequent day during the term of such series or otherwise prior to payment in full of the Auction Rate Series 1997-1 Notes of such series exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Auction Rate Series 1997-1 Notes of a series or related documents or otherwise contracted for, charged, reserved, taken or received in connection with the Auction

Rate Series 1997-1 Notes of such series, or if the redemption, prepayment or acceleration of the maturity of the Auction Rate Series 1997-1 Notes of such series results in payment to or receipt by the Holder or any former Holder of the Auction Rate Series 1997-1 Notes of such series of any interest in excess of that permitted by applicable law, then, notwithstanding any provision of the Auction Rate Series 1997-1 Notes of such series or related documents to the contrary, all excess amounts theretofore paid or received with respect to the Auction Rate Series 1997-1 Notes of such series shall be credited on the Principal Amount of the Auction Rate Series 1997-1 Notes of such series (or, if the Auction Rate Series 1997-1 Notes of such series have been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of the Auction Rate Series 1997-1 Notes of such series and related documents shall automatically and immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under the Auction Rate Series 1997-1 Notes of such series and under the related documents.

          SECTION 13.  QUALIFICATIONS OF MARKET AGENT.  The Market Agent shall
                       ------------------------------
be a member of the National Association of Securities Dealers, Inc., have a capitalization of at least $50,000,000 and be authorized by law to perform all the duties imposed upon it by this First Supplemental Indenture. The Market Agent may resign and be discharged of the duties and obligations created by this First Supplemental Indenture by giving at least thirty (30) days notice to the Corporation and the Trustee, provided that such resignation shall not be effective until the appointment of a successor market agent by the Corporation and the acceptance of such appointment by such successor market agent. The Market Agent may be replaced at the direction of the Corporation, by an instrument signed by an Authorized Officer of the Corporation filed with the Market Agent and the Trustee at least thirty (30) days before the effective date of such replacement, provided that such replacement shall not be effective until the appointment of a successor market agent by the Corporation and the acceptance of such appointment by such successor market agent.

          In the event that the Market Agent shall be removed or be dissolved, or if the property or affairs of the Market Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and there is no Market Agent, and the Corporation shall not have appointed its successor as Market Agent, the Trustee, notwithstanding the provisions of the first paragraph of this Section 13, shall be deemed to be the Market Agent for all purposes of this First Supplemental Indenture until the appointment by the Corporation of the successor Market Agent. Nothing in this Section 13 shall be construed as conferring on the Trustee additional duties other than as set forth herein.

          SECTION 14.  PURPOSES OF ISSUANCE OF SERIES 1997-1 NOTES.  The Series
                       -------------------------------------------
1997-1 Notes are being issued to provide funds to be used to (a) refund the Refunded Obligations and, in so doing, acquire student loan notes incurred under the Higher Education Act financed with the proceeds thereof, as well as other available moneys under the applicable indentures, which will be applied to the purposes described in the following clauses (b) and (c), (b) acquire additional student loan notes incurred under the Higher Education Act, and (c) fund the Reserve Fund.

          SECTION 15.  DEPOSIT OF SERIES 1997-1 NOTE PROCEEDS.  From the
                       --------------------------------------
proceeds derived from the sale of the Series 1997-1 Notes, including the accrued interest paid as part of the purchase price thereof, there shall be deposited with the Trustee:

          (1) for credit to the Series 1997-1 Interest Subaccount, an amount equal to any accrued interest on the Series 1997-1 Notes paid as part of the purchase price thereof;

          (2) for credit to the Series 1997-1 Tax Exempt Reserve Account, an amount from the proceeds of the Tax Exempt Series 1997-1 Notes equal to $____________________, from which sum (A) $____________________ shall be immediately transferred to the Series 1979 Trustee contemporaneously with receipt by the Trustee from the Series 1979 Trustee of a like amount of cash transferred from the reserve fund under the Series 1979 Indenture for credit to the Series 1997-1 Tax Exempt Reserve Account, (B) $____________________ shall be immediately transferred to the Series 1989 Trustee contemporaneously with receipt by the Trustee from the Series 1989 Trustee of a like amount of cash transferred from the reserve fund under the Series 1989 Indenture for credit to the Series 1997-1 Tax Exempt Reserve Account, and (C) $____________________ shall be immediately transferred to the Series 1994 Trustee contemporaneously with receipt by the Trustee from the Series 1994 Trustee of a like amount of cash (consisting of proceeds of the Series 1996-1 Notes) transferred from the reserve fund under the Series 1994 Indenture for credit to the Series 1997-1 Tax Exempt Reserve Account;

          (3) for credit to the Series 1997-1 Taxable Reserve Account, an amount from the proceeds of the Taxable Series 1997-1 Notes equal to $____________________;

          (4) an amount from the proceeds of the Tax Exempt Series 1997-1 Notes equal to $____________________, from which sum (A) $____________________
     shall be immediately transferred to the Series 1979 Trustee contemporaneously with receipt by the Trustee from the Series 1979 Trustee of a like amount of cash transferred from the surplus fund [and the acquisition fund] under the Series 1979 Indenture for credit to the Series 1997-1 Tax Exempt Acquisition Account, (B) $____________________ shall be immediately transferred to the Series 1989 Trustee contemporaneously with receipt by the Trustee from the Series 1989 Trustee of a like amount of cash transferred from the surplus fund under the Series 1989 Indenture for credit to the Series 1997-1 Tax Exempt Acquisition

     Account, and (C) $____________________ shall be immediately transferred to the Series 1994 Trustee contemporaneously with receipt by the Trustee from the Series 1994 Trustee of a like amount of cash (consisting of proceeds of the Series 1996-1 Notes) transferred from the acquisition fund under the Series 1994 Indenture for credit to the Series 1997-1 Tax Exempt Acquisition Account, all of such amounts to remain in such Account until applied for the acquisition or origination of Eligible Loans, including the acquisition of Eligible Loans pursuant to the Student Loan Purchase Agreements identified in Exhibit H-4 hereto (as such Exhibit H-4 may be amended or supplemented from time to time);

          (5) for credit to the Series 1997-1 Tax Exempt Acquisition Account, the remainder of the proceeds of the Tax Exempt Series 1997-1 Notes, to remain in such Account until applied for (A) the acquisition of Eligible Loans from:

               (i) the Series 1979 Trustee, which Eligible Loans were previously acquired by the Corporation, or by the Series 1979 Trustee on behalf of the Corporation, pursuant to the Student Loan Purchase Agreements identified in Exhibit H-1 hereto;

               (ii) the Series 1989 Trustee, which Eligible Loans were previously acquired by the Corporation, or by the Series 1989 Trustee on behalf of the Corporation, pursuant to the Student Loan Purchase Agreements identified in Exhibit H-2 hereto; and

               (iii) the Series 1994 Trustee, which Eligible Loans were previously acquired by the Corporation, or by the Series 1994 Trustee on behalf of the Corporation, pursuant to the Student Loan Purchase Agreements identified in Exhibit H-3 hereto with proceeds of the Series 1996-1 Notes; or

     (B) the acquisition or origination of other Eligible Loans, including the acquisition of Eligible Loans pursuant to the Student Loan Purchase Agreements identified in Exhibit H-4 hereto (as such Exhibit H-4 may be amended or supplemented from time to time); and

          (6) for credit to the Series 1997-1 Taxable Acquisition Account, the remainder of the proceeds of the Taxable Series 1997-1 Notes, to remain in such Account until applied for (A) the acquisition of Eligible Loans from the Series 1994 Trustee, which Eligible Loans were previously acquired by the Corporation, or by the Series 1994 Trustee on behalf of the Corporation, pursuant to the Student Loan Purchase Agreements identified in Exhibit H-5 hereto with proceeds of the Series 1994-1 Notes, the Series 1995-1 Notes and the Series 1995-2 Notes, or (B) the acquisition or origination of other Eligible Loans, including the acquisition of Eligible Loans pursuant to the Student

     Loan Purchase Agreements identified in Exhibit H-6 hereto (as such Exhibit H-6 may be amended or supplemented from time to time).

All amounts deposited in the Series 1997-1 Tax Exempt Reserve Account, the Series 1997-1 Taxable Reserve Account and the Series 1997-1 Tax Exempt Acquisition Account pursuant to clauses (2), (3) and (4) above shall be deemed to be proceeds of the Series 1997-1 Notes for purposes of this First Supplemental Indenture. With respect to the Eligible Loans Financed as described in clauses (5)(A) and (6)(A), there shall be credited to the Revenue Fund any federal interest subsidy payments and Special Allowance Payments that accrued on such Eligible Loans prior to the date on which they were Financed.

          SECTION 16.  REDEMPTION AND PREPAYMENT OF SERIES 1997-1 NOTES.  The
                       ------------------------------------------------
Series 1997-1 Notes are subject to redemption and prepayment as provided in this
Section 16.

          (A)  Redemption From Unexpended Tax Exempt Series 1997-1 Note
               --------------------------------------------------------
Proceeds. Subject to compliance with Section 10.2 of the Indenture, Outstanding Tax Exempt Auction Rate Series 1997-1 Notes of any series or (to the extent no Tax Exempt Auction Rate Series 1997-1 Notes are Outstanding) Series 1997-F Notes or Series 1997-K Notes may, at the option of the Corporation, and, under the circumstances described in the next succeeding sentence, shall be redeemed, in whole or in part, on any Interest Rate Adjustment Date for such series or any regularly scheduled Interest Payment Date (in the case of a series of Tax Exempt Auction Rate Series 1997-1 Notes) or on any date (in the case of Series 1997-1F Notes or Series 1997-1K Notes), at a Redemption Price equal to 100% of the Principal Amount of Tax Exempt Series 1997-1 Notes so redeemed plus accrued interest thereon to the Redemption Date, from proceeds of the Tax Exempt Series 1997-1 Notes constituting a portion of the Balance of the Series 1997-1 Tax Exempt Acquisition Account that have not been used to acquire Eligible Loans and from that portion of the Series 1997-1 Tax Exempt Reserve Account which, if left in the Reserve Fund upon such redemption, would cause the Balance in the Reserve Fund to exceed the Reserve Fund Requirement, calculated after giving effect to such redemption. Such redemption shall be required on June 1, 2001 (to the extent the proceeds in the Series 1997-1 Tax Exempt Acquisition Account not so used as of April 15, 2001, exceed $________________) and on June 1, 2002 (from such proceeds not so used as of April 15, 2002), in each case unless the Corporation delivers to the Trustee: (i) an opinion of Bond Counsel stating in effect that such redemption is not required pursuant to the Code and that failure to so redeem Tax Exempt Series 1997-1 Notes will not adversely affect the tax exempt status of interest on any Tax Exempt Series 1997-1 Notes for federal income tax purposes, (ii) a Corporation Certificate certifying that, based on a Cash Flow Projection, the failure to redeem such Tax Exempt Series 1997-1 Notes will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes and the Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees or to make required deposits to the Rebate Fund, and (iii) written confirmation from each of the Rating Agencies then rating the Series 1997-1 Notes to the effect that the failure to redeem such Tax Exempt Series 1997-1 Notes will not result in a reduction or withdrawal of the rating of the Series 1997-1 Notes. The Trustee shall transfer any such moneys to the credit of the Series 1997-1 Tax Exempt Retirement Subaccount for such purpose without any further authorization or direction.

          (B)  Redemption From Unexpended Taxable Series 1997-1 Note Proceeds.
               --------------------------------------------------------------
Subject to compliance with Section 10.2 of the Indenture, Outstanding Taxable Auction Rate Series 1997-1 Notes of any series may, at the option of the Corporation, and, under the circumstances described in the next succeeding sentence, shall be redeemed, in whole or in part, on any regularly scheduled Interest Payment Date for such series, at a Redemption Price equal to 100% of the Principal Amount of Taxable Auction Rate Series 1997-1 Notes so redeemed plus accrued interest thereon to the Redemption Date, from proceeds of the Taxable Series 1997-1 Notes constituting a portion of the Balance of the Series 1997-1 Taxable Acquisition Account that have not been used to acquire Eligible Loans and from that portion of the Series 1997-1 Taxable Reserve Account which, if left in the Reserve Fund upon such redemption, would cause the Balance in the Reserve Fund to exceed the Reserve Fund Requirement, calculated after giving effect to such redemption. Such redemption shall be required on the regularly scheduled Interest Payment Date occuring in September, 1998 (from such proceeds not so used as of August 1, 1998), unless the Corporation delivers to the
Trustee: (i) a Corporation Certificate certifying that, based on a Cash Flow Projection, the failure to redeem such Taxable Auction Rate Series 1997-1 Notes will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes and the Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees or to make required deposits to the Rebate Fund, and (ii) written confirmation from each of the Rating Agencies then rating the Series 1997-1 Notes to the effect that the failure to redeem such Taxable Auction Rate Series 1997-1 Notes will not result in a reduction or withdrawal of the rating of the Series 1997-1 Notes. The Trustee shall transfer any such moneys to the credit of the Series 1997-1 Taxable Retirement Subaccount for such purpose without any further authorization or direction.

          (C)  Redemption from Series 1997-1 Tax Exempt Surplus Subaccount.
               -----------------------------------------------------------
Subject to compliance with Section 10.2 of the Indenture, Outstanding Tax Exempt Auction Rate Series 1997-1 Notes of any series may, at the option of the Corporation, be redeemed on any Interest Rate Adjustment Date for such series or any regularly scheduled Interest Payment Date occurring on or after ____________________, in whole or in part, from amounts available therefor as hereinafter described. Subject to compliance with Section 10.2 of the Indenture, Outstanding Series 1997-1F Notes and Series 1997-1K Notes may, at the option of the Corporation, be redeemed on ____________________, and on any date thereafter, in whole or in part, from amounts available therefor as hereinafter described. Any such redemption of Tax Exempt Auction Rate Series 1997-1 Notes, Series 1997-1F Notes or Series 1997-1K Notes shall be at a

Redemption Price equal to 100% of the Principal Amount thereof to be redeemed plus accrued interest thereon to the Redemption Date, and shall be made from amounts credited to the Series 1997-1 Tax Exempt Retirement Subaccount from the Series 1997-1 Tax Exempt Surplus Subaccount for such purpose in accordance with
Section 4.8 of the Indenture and from that portion of the Series 1997-1 Tax Exempt Reserve Account which exceeds the Reserve Fund Requirement (calculated after giving effect to such redemption) in accordance with Section 4.4 of the Indenture. If the Trustee shall have first certified that no deficiencies exist in any of the Rebate Fund, the Note Fund, the Reserve Fund or the Special Redemption and Prepayment Account, the Trustee shall, upon Corporation Order, transfer to the Series 1997-1 Tax Exempt Retirement Account any Balances in the Series 1997-1 Tax Exempt Surplus Subaccount (other than those consisting of Student Loans) which a Corporation Certificate states are not reasonably expected to be needed for the payment of scheduled Debt Service on the Outstanding Notes and Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees, or for transfer to the Rebate Fund.

          (D)  Redemption from Series 1997-1 Taxable Surplus Subaccount.
               --------------------------------------------------------
Subject to compliance with Section 10.2 of the Indenture, Outstanding Taxable Auction Rate Series 1997-1 Notes of any series may, at the option of the Corporation, be redeemed on any Interest Rate Adjustment Date for such series or any regularly scheduled Interest Payment Date for such series occurring on or after ____________________, in whole or in part, from amounts available therefor as hereinafter described. Any such redemption of Taxable Auction Rate Series 1997-1 Notes shall be at a Redemption Price equal to 100% of the Principal Amount thereof to be redeemed plus accrued interest thereon to the Redemption Date, and shall be made from amounts credited to the Series 1997-1 Taxable Retirement Subaccount from the Series 1997-1 Taxable Surplus Subaccount for such purpose in accordance with Section 4.8 of the Indenture and from that portion of the Series 1997-1 Taxable Reserve Account which exceeds the Reserve Fund Requirement (calculated after giving effect to such redemption) in accordance with Section 4.4 of the Indenture. If the Trustee shall have first certified that no deficiencies exist in any of the Rebate Fund, the Note Fund, the Reserve Fund or the Special Redemption and Prepayment Account, the Trustee shall, upon Corporation Order, transfer to the Series 1997-1 Taxable Retirement Account any Balances in the Series 1997-1 Taxable Surplus Subaccount (other than those consisting of Student Loans) which a Corporation Certificate states are not reasonably expected to be needed for the payment of scheduled Debt Service on the Outstanding Notes and Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees, or for transfer to the Rebate Fund.

          (E)  Optional Redemption.  Subject to compliance with Section 10.2 of
               -------------------
the Indenture, Outstanding Auction Rate Series 1997-1 Notes of any series may, at the option of the Corporation and from amounts credited to the Retirement

Account for such purpose, be redeemed on any Interest Rate Adjustment Date for such series or any regularly scheduled Interest Payment Date for such series, in whole or in part, at a Redemption Price equal to 100% of the Principal Amount of Auction Rate Series 1997-1 Notes to be so redeemed plus accrued interest thereon to the Redemption Date. Subject to compliance with Section 10.2 of the Indenture, Outstanding Series 1997-1F Notes and Series 1997-1K Notes may, at the option of the Corporation and from amounts credited to the Retirement Account for such purpose, be redeemed on ____________________, and on any date thereafter, in whole or in part, at the Redemption Prices (expressed as a percentage of Principal Amount) set forth below plus accrued interest to the Redemption Date:

                                                               Redemption
     Redemption Period                                            Price
     -----------------                                            -----
     December 1, 2007, through November 30, 2008                  102%
     December 1, 2008, through November 30, 2009                  101%
     December 1, 209, and thereafter                              100%

          Notwithstanding the foregoing, no Series 1997-1 Notes shall be redeemed pursuant to this subsection (E) unless the Trustee receives, at least forty-five (45) days prior to the proposed Redemption Date (unless a shorter notice is satisfactory to the Trustee), a Corporation Certificate certifying that, based on a Cash Flow Projection, such redemption of such Series 1997-1 Notes will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes and Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees or to make required deposits to the Rebate Fund.

          (F)  Prepayment of Taxable LIBOR Rate Series 1997-1 Notes.  Subject to
               ----------------------------------------------------
compliance with Section 10.2 of the Indenture, Outstanding LIBOR Rate Series 1997-1 Notes shall receive prepayments of principal on any Interest Payment Date from moneys credited to the Series 1997-1 Taxable Special Redemption and Prepayment Subaccount as hereinafter described.

          On each Special Prepayment Determination Date, the Corporation shall determine to what extent the Balance in the Series 1997-1 Taxable Special Redemption and Prepayment Subaccount exceeds the amount reasonably expected to otherwise be required to be transferred to the Note Fund, the Rebate Fund or the Reserve Fund prior to the next succeeding regularly scheduled Interest Payment Date (the "Special Prepayment Excess"). If the Corporation determines that there is any Special Prepayment Excess, it shall, within two (2) Business Days after the Special Prepayment Determination Date, deliver to the Trustee a Corporation Certificate to that effect, and the Trustee shall, provided no deficiencies exist at the time in the Note Fund, the Rebate Fund or the Reserve Fund, immediately and without further authorization or direction transfer to the credit of the Series 1997-1 Taxable Retirement Subaccount that portion of the Balance of the Series 1997-1

Taxable Special Redemption and Prepayment Subaccount equal to the Special Prepayment Excess so certified.

          All prepayments of principal in accordance with this subsection (F) shall, subject to Section 10.2 of the Indenture, be allocated between the LIBOR Rate Series 1997-1 Senior Notes and the Series 1997-1L Notes pro rata based upon their respective aggregate Principal Amounts. All such prepayments of principal allocated to the LIBOR Rate Series 1997-1 Senior Notes shall be applied to the Series 1997-1I Notes so long as any such Notes remain Outstanding, and thereafter to the Series 1997-1J Notes. All such prepayments of principal applied to a given series of LIBOR Rate Series 1997-1 Notes shall be allocated pro rata, based upon their respective Principal Amounts, to the reduction of the Principal Amount of all Notes of such series.

          (G)  Redemption Upon Reduction of Student Loan Balance.  Subject to
               -------------------------------------------------
compliance with Section 10.2 of the Indenture, the Outstanding Series 1997-1 Notes may, at the option of the Corporation, be redeemed, in whole but not in part, at a Redemption Price equal to 100% of the Principal Amount of Series 1997-1 Notes to be so redeemed plus accrued interest thereon to the Redemption Date, on any date after the remaining aggregate Principal Balance of Student Loans Financed with proceeds of the Series 1997-1 Notes is less than 10% of the aggregate amount of proceeds described in subsections (4), (5) and (6) of
Section 15 hereof.

          (H)  Selection of Series 1997-1 Notes for Redemption.  If less than
               -----------------------------------------------
all Outstanding Series 1997-1 Notes subject to redemption are to be redeemed pursuant to subsections (C) or (E) of this Section 16, the Principal Amounts of each series of Series 1997-1 Notes to be redeemed shall be selected as follows: to the extent that the provisions of Section 10.2 of the Indenture will not be violated thereby, either (i) to the extent Series 1997-1 Subordinate Notes are subject to such redemption, that Principal Amount thereof shall be redeemed which bears, as nearly as practicable, the same (but no greater) proportion to the aggregate Principal Amount of all Outstanding Series 1997-1 Notes to be redeemed as the aggregate Principal Amount of Outstanding Series 1997-1 Subordinate Notes bears to the aggregate Principal Amount of all Outstanding Series 1997-1 Notes or (ii) if the Trustee receives, at least forty-five (45) days prior to the Redemption Date (unless a shorter notice is satisfactory to the Trustee), a Corporation Certificate certifying that, based on a Cash Flow Projection, a different proportion of Series 1997-1 Subordinate Notes to be redeemed will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes and on Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees or to make required deposits to the Rebate Fund, Series 1997-1 Subordinate Notes shall be redeemed in such Principal Amount as is designated by the Corporation in such certificate. The remaining Series 1997-1 Notes to be redeemed pursuant to subsections (C) or (E) of this Section 16 shall be selected from the Series 1997-1 Senior Notes subject to such redemption, and, if more than one series of Series 1997-1 Senior Notes is so subject, from each such series in the manner described in the following paragraph.

          If less than all Outstanding Series 1997-1 Senior Notes subject to redemption are to be redeemed pursuant to subsections (A), (C) or (E) of this
Section 16, and more than one series of Series 1997-1 Senior Notes is so subject, the Principal Amounts of each series of Series 1997-1 Notes to be redeemed shall be selected from each such series in such Principal Amounts as the Corporation may designate in a Corporation Certificate delivered to the Trustee at least forty-five (45) days prior to the Redemption Date (unless a shorter notice is satisfactory to the Trustee), or, in the absence of such designation, from each such series in, as nearly as practicable, the same proportion to the aggregate Principal Amount of all Outstanding Series 1997-1 Senior Notes to be redeemed as the aggregate Principal Amount of Outstanding Series 1997-1 Senior Notes of such series bears to the aggregate Principal Amount of all Outstanding Series 1997-1 Senior Notes subject to such redemption.

          Notwithstanding the foregoing provisions of this Section 16, to the extent Series 1997-1 Subordinate Notes cannot be redeemed due to the application of Section 10.2 of the Indenture, but Series 1997-1 Senior Notes may be redeemed without violating the provisions of said Section 10.2, the particular Series 1997-1 Notes to be redeemed shall be selected from the Series 1997-1 Senior Notes as described above.

          If less than all of the Outstanding Series 1997-1 Notes of a given series are to be redeemed pursuant to this Section 16, the particular Series 1997-1 Notes to be redeemed shall be selected by the Trustee by lot in such manner as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Series 1997-1 Notes in an Authorized Denomination.

          The Trustee shall promptly notify the Note Registrar and any Paying Agent for the Series 1997-1 Notes (in each case, if other than the Trustee) in writing of the Series 1997-1 Notes selected for redemption and, in the case of any Series 1997-1 Note selected for partial redemption, the Principal Amount thereof to be redeemed.

          For all purposes of the Indenture, unless the context otherwise requires, all provisions relating to the redemption of Series 1997-1 Notes shall relate, in the case of any Series 1997-1 Note redeemed or to be redeemed only in part, to the portion of the principal of such Series 1997-1 Note which has been or is to be redeemed.

          (I)  Notice of Redemption.  Notice of redemption of Series 1997-1
               --------------------
Notes pursuant to this Section 16 shall be given not less than fifteen (15) days (in the case of Auction Rate Series 1997-1 Notes) or thirty (30) days (in the case of LIBOR Rate Series 1997-1 Notes, Series 1997-1F Notes and Series 1997-1K Notes), as the case may be, prior to the Redemption Date in accordance with the provisions of Section
10.4 of the Indenture.

          SECTION 17.  BOOK-ENTRY SERIES 1997-1 NOTES.  (a) Subject to
                       ------------------------------
subsection (c) below, the registered Holder of all Series 1997-1 Notes shall be the Securities Depository and the Series 1997-1 Notes shall be registered in the name of the nominee for the Securities Depository. The "Series 1997-1 Notes" referred to in this subsection (a) shall refer to the Series 1997-1 Notes registered in the name of the Securities Depository.

          (b) The Series 1997-1 Notes shall be initially issued in the form of one or more separate, authenticated fully-registered Series 1997-1 Notes for each series thereof in the aggregate Principal Amount of such series. Upon initial issuance, the ownership of each such Series 1997-1 Note shall be registered in the registration books kept by the Note Registrar in the name of the nominee of the Securities Depository. The Trustee and the Corporation may treat the Securities Depository (or its nominee) as the sole and exclusive owner of the Series 1997-1 Notes registered in its name for the purposes of (1) payment of the principal or Redemption Price of and interest on the Series 1997-1 Notes, (2) selecting the Series 1997-1 Notes or portions thereof to be redeemed, (3) giving any notice permitted or required to be given to Holders under the Indenture, (4) registering the transfer of Series 1997-1 Notes, and
(5) obtaining any consent or other action to be taken by Holders and for all other purposes whatsoever, and neither the Trustee nor the Corporation shall be affected by any notice to the contrary (except as provided in subsection (c) below). Neither the Trustee nor the Corporation shall have any responsibility or obligation to any Participant, any Beneficial Owner or any other Person claiming a beneficial ownership interest in the Series 1997-1 Notes under or through the Securities Depository or any Participant, or any other Person which is not shown on the registration books of the Note Registrar as being a Holder, with respect to the accuracy of any records maintained by the Securities Depository or any Participant, the payment to the Securities Depository of any amount in respect of the principal or Redemption Price of or interest on the Series 1997-1 Notes; any notice which is permitted or required to be given to Holders under the Indenture; the selection by the Securities Depository or any Participant of any Person to receive payment in the event of a partial redemption of the Series 1997-1 Notes; or any consent given or other action taken by the Securities Depository as Holder. The Trustee shall pay all principal and Redemption Price of and interest on the Series 1997-1 Notes only "to or upon the order of" the Securities Depository (as that phrase is used in the Uniform Commercial Code as adopted in the State of South Dakota), and all such payments shall be valid and effective to fully satisfy and discharge the Corporation's obligations with respect to the principal, purchase price or Redemption Price of and interest on the Series 1997-1 Notes to the extent of the sum or sums so paid. Except as provided in subsection (c) below, no Person other than the Securities Depository shall receive an authenticated Series 1997-1 Note evidencing the obligation of the Corporation to make payments of principal or Redemption Price and interest pursuant to this Indenture. Upon delivery by the Securities Depository to the

Trustee of written notice to the effect that the Securities Depository has determined to substitute a new nominee in place of the preceding nominee, the Series 1997-1 Notes will be transferable to such new nominee in accordance with subsection (f) below.

          (c) Except with respect to any Auction Rate Series 1997-1 Notes during such time as they bear interest at the Auction Rate, in the event the Corporation determines that it is in the best interest of the Corporation not to continue the Book-Entry System of transfer or that the interest of the Holders might be adversely affected if the Book-Entry System of transfer is continued, the Corporation may so notify the Securities Depository and the Trustee, whereupon the Securities Depository will notify the Participants of the availability through the Securities Depository of definitive Series 1997-1 Notes. In such event, the Trustee shall authenticate, transfer and exchange definitive Series 1997-1 Notes as requested by the Securities Depository in appropriate amounts in accordance with subsection (f) below. The Securities Depository may determine to discontinue providing its services with respect to the Series 1997-1 Notes at any time by giving notice to the Corporation and the Trustee and discharging its responsibilities with respect thereto under applicable law, or the Corporation may determine that the Securities Depository is incapable of discharging its responsibilities and may so advise the Securities Depository. In either such event, the Corporation shall either establish its own Book-Entry System or use reasonable efforts to locate another securities depository. Under such circumstances (if there is no successor Securities Depository), the Corporation and the Trustee shall be obligated to deliver definitive Series 1997-1 Notes as described in this Indenture and in accordance with subsection (f) below. In the event definitive Series 1997-1 Notes are issued, the provisions of this Indenture shall apply to such definitive Series 1997-1 Notes in all respects, including, among other things, the transfer and exchange of such Series 1997-1 Notes and the method of payment of principal or Redemption Price of and interest on such Series 1997-1 Notes. Whenever the Securities Depository requests the Corporation and the Trustee to do so, the Trustee and the Corporation will cooperate with the Securities Depository in taking appropriate action after reasonable notice (A) to make available one or more separate definitive Series 1997-1 Notes to any Participant having Series 1997-1 Notes credited to its account with the Securities Depository or (B) to arrange for another securities depository to maintain custody of definitive Series 1997-1 Notes.

          (d) Notwithstanding any other provision of the Indenture to the contrary, so long as any Series 1997-1 Note is registered in the name of the nominee of the Securities Depository, all payments with respect to the principal or Redemption Price of and interest on such Series 1997-1 Note and all notices with respect to such Series 1997-1 Note shall be made and given, respectively, to the Securities Depository as provided in its letter of representations.

          (e) In connection with any notice or other communication to be provided to Holders pursuant to the Indenture by the Corporation or the Trustee or with respect to any consent or other action to be taken by Holders, the Corporation or the Trustee, as the case may be, shall establish a record date for such consent or other action and give the Securities Depository notice of such record date not less than fifteen (15) calendar days in advance of such record date to the extent possible. Such notice to the Securities Depository shall be given only when the Securities Depository is the sole Holder.

          (f) In the event that any transfer or exchange of Series 1997-1 Notes is permitted under subsection (b) or (c) of this Section 17, such transfer or exchange shall be accomplished upon receipt by the Trustee from the registered Holder thereof of the Series 1997-1 Notes to be transferred or exchanged and appropriate instruments of transfer to the permitted transferee, all in accordance with the applicable provisions of the Indenture. In the event definitive Series 1997-1 Notes are issued to Holders other than the nominee of the Securities Depository, or another securities depository as Holder of all the Series 1997-1 Notes, the provisions of the Indenture shall also apply to, among other things, the printing of such definitive Series 1997-1 Notes and the methods of payment of principal or Redemption Price of and interest on such Series 1997-1 Notes.

          (g) Notwithstanding any provision of Article Ten of the Indenture to the contrary, in connection with any redemption of Series 1997-1 Notes while The Depository Trust Company, New York, New York ("DTC"), is the sole Holder, the Corporation shall give notice of such redemption to the Trustee at least thirty
(30) days prior to the date fixed for redemption with respect to Auction Rate Series 1997-1 Notes or LIBOR Rate Series 1997-1 Notes or at least forty-five
(45) days prior to the date fixed for redemption with respect to Series 1997-1F Notes or Series 1997-1K Notes, and the Trustee shall give notice of redemption to DTC as Holder of such Series 1997-1 Notes pursuant to Section 10.4 of the Indenture at least fifteen (15) days and not more than thirty (30) days prior to the date fixed for redemption of Auction Rate Series 1997-1 Notes or LIBOR Rate Series 1997-1 Notes or at least thirty (30) days and not more than sixty (60) days prior to the date fixed for redemption of Series 1997-1F Notes or Series 1997-1K Notes.

          SECTION 18.  SERIES 1997-1 ACCOUNTS AND SUBACCOUNTS.  So long as any
                       --------------------------------------
Series 1997-1 Notes are Outstanding, the following Accounts and Subaccounts (the "Series 1997-1 Accounts" and "Series 1997-1 Subaccounts," respectively), which are hereby established, shall be maintained by the Trustee or the Deposit Agent, as the case may be:

          (A) With respect to the Tax Exempt Series 1997-1 Notes and the proceeds thereof, in the Acquisition Fund, an Account to be known as the "Series 1997-1 Tax Exempt Acquisition Account"; in the Administration Fund, an Account to be known as the "Series 1997-1 Tax Exempt Administration Account"; in the Reserve Fund, an Account to be known as the "Series 1997-1 Tax Exempt Reserve Account"; in the Rebate Account, a Subaccount to be known as the "Series 1997-1 Rebate Subaccount"; in the

     Excess Earnings Account, a Subaccount to be known as the "Series 1997-1 Excess Earnings Subaccount"; in the Interest Account, a Subaccount to be known as the "Series 1997-1 Tax Exempt Interest Subaccount"; in the Principal Account, a Subaccount to be known as the "Series 1997-1 Tax Exempt Principal Subaccount"; in the Retirement Account, a Subaccount to be known as the "Series 1997-1 Tax Exempt Retirement Subaccount"; and in the Surplus Account, a Subaccount to be known as the "Series 1997-1 Tax Exempt Surplus Subaccount" (each a "Series 1997-1 Tax Exempt Account" or a "Series 1997-1 Tax Exempt Subaccount," as appropriate).

          All amounts transferred to the Acquisition Fund, the Administration Fund, the Reserve Fund, the Rebate Account, the Excess Earnings Account, the Interest Account, the Principal Account, the Retirement Account and the Surplus Account from any other Fund or Account pursuant to the requirements of the Indenture with respect to the Tax Exempt Series 1997-1 Notes or the Student Loans Financed with the proceeds thereof shall be deposited to the credit of the Series 1997-1 Tax Exempt Acquisition Account, the Series 1991 Tax Exempt Administration Account, the Series 1997-1 Tax Exempt Reserve Account, the Series 1997-1 Rebate Subaccount, the Series 1997-1 Excess Earnings Subaccount, the Series 1997-1 Tax Exempt Interest Subaccount, the Series 1997-1 Tax Exempt Principal Subaccount, the Series 1997-1 Tax Exempt Retirement Subaccount or the Series 1997-1 Tax Exempt Surplus Subaccount, respectively, and as appropriate.

          (B) With respect to the Taxable Series 1997-1 Notes and the proceeds thereof, in the Acquisition Fund, an Account to be known as the "Series 1997-1 Taxable Acquisition Account"; in the Administration Fund, an Account to be known as the "Series 1997-1 Taxable Administration Account"; in the Reserve Fund, an Account to be known as the "Series 1997-1 Taxable Reserve Account"; in the Interest Account, a Subaccount to be known as the "Series 1997-1 Taxable Interest Subaccount"; in the Principal Account, a Subaccount to be known as the "Series 1997-1 Taxable Principal Subaccount"; in the Retirement Account, a Subaccount to be known as the "Series 1997-1 Taxable Retirement Subaccount"; in the Special Redemption and Prepayment Account, a Subaccount to be known as the "Series 1997-1 Taxable Special Redemption and Prepayment Subaccount"; and in the Surplus Account, a Subaccount to be known as the "Series 1997-1 Taxable Surplus Subaccount."

          All amounts transferred to the Acquisition Fund, the Administration Fund, the Reserve Fund, the Interest Account, the Principal Account, the Retirement Account and the Surplus Account from any other Fund or Account pursuant to the requirements of the Indenture with respect to the Taxable Series 1997-1 Notes or the Student Loans Financed with the proceeds thereof shall be deposited to the credit of the Series 1997-1 Taxable Acquisition Account, the Series 1997-1 Taxable Administration Account, the Series 1997-1 Taxable Reserve Account, the Series 1997-1 Taxable Interest Subaccount, the

     Series 1997-1 Taxable Principal Subaccount, the Series 1997-1 Taxable Retirement Subaccount, the Series 1997-1 Taxable Special Redemption and Prepayment Subaccount or the Series 1997-1 Taxable Surplus Subaccount, respectively, and as appropriate.

          Notwithstanding any other provision of the Indenture or this First Supplemental Indenture to the contrary, in no event shall (i) any portion of the Balances in the Administration Fund or the Surplus Fund (including, without limitation, the Series 1997-1 Tax Exempt Administration Account and the Series 1997-1 Tax Exempt Surplus Subaccount) be paid out for, or applied to the reimbursement of, Costs of Issuance, Note Fees, Administrative Expenses or other uses otherwise permitted under the Indenture if, and to the extent, as a result of such payment, reimbursement or use, less than 90% of the net proceeds of the Tax Exempt Series 1997-1 Notes will, at the time of such payment, have been used directly or indirectly to make or finance student loans described in Section 144(b)(1)(A) of the Code, all within the meaning of such Section 144(b) of the Code, or (ii) any portion of the Balances in any Series 1997-1 Tax Exempt Account or Series 1997-1 Tax Exempt Subaccount be applied to (a) the payment of any amounts payable from the Fund or Account in which such Account or Subaccount is established in respect of any series of Notes other than the Tax Exempt Series 1997-1 Notes until all amounts available therefor in the Account or Subaccount, as the case may be, relating to such series, as well as in all other Accounts or Subaccounts comprising such Fund or Account (other than those Accounts or Subaccounts relating to other series of Tax Exempt Notes), have been exhausted, or (b) in any event, to the redemption at the option of the Corporation of Notes of any series other than the Tax Exempt Series 1997-1 Notes, unless, prior to any such application pursuant to this clause (ii), the Corporation has delivered to the Trustee an opinion of Bond Counsel to the effect that such application will not adversely affect the tax exempt status of interest on any Series Tax Exempt 1997-1 Notes for federal income tax purposes.

          Except as heretofore provided in this Section 18, nothing herein shall be deemed to prohibit (1) the Trustee from using Balances of any Series 1997-1 Account or Series 1997-1 Subaccount to remedy deficiencies for which Balances of the Fund or Account in which such Account or Subaccount is established are subject to use under the Indenture, or (2) the application of Balances of any Series 1997-1 Account or Series 1997-1 Subaccount for any purpose for which Balances of the Fund or Account in which such Account or Subaccount is established are authorized to be applied by the Indenture.

          When there shall be no Tax Exempt Series 1997-1 Notes Outstanding, the Series 1997-1 Tax Exempt Acquisition Account shall terminate and any Balance thereof at such time shall be used as other Balances of the Acquisition Fund.
At such time as all Tax Exempt Series 1997-1 Notes have been retired and all requirements of Section 148 of the Code with respect to the Tax Exempt Series 1997-1 Notes have been satisfied, including without limitation the payment to the United

States or otherwise of all Excess Earnings (including such Excess Earnings computed in respect of the Refunded Obligations and the Eligible Loans financed with the proceeds thereof, as provided in Section 19 hereof) and Rebate Amounts required by such section, the Series 1997-1 Excess Earnings Subaccount and the Series 1997-1 Rebate Subaccount shall each terminate and any Balance thereof shall be used as other Balances of the Excess Earnings Account or the Rebate Account, as applicable. When there shall be no Tax Exempt Series 1997-1 Notes Outstanding, the Series 1997-1 Tax Exempt Interest Account shall terminate and any Balance thereof at such time shall be used as other Balances of the Interest Account, the Series 1997-1 Tax Exempt Principal Account shall terminate and any Balance thereof at such time shall be used as other Balances of the Principal Account, the Series 1997-1 Tax Exempt Retirement Account shall terminate and any Balance thereof at such time shall be used as other Balances of the Retirement Account, the Series 1997-1 Tax Exempt Reserve Account shall terminate and any Balance thereof at such time shall be used as other Balances of the Reserve Fund, the Series 1997-1 Tax Exempt Administration Account shall terminate and any Balance thereof at such time shall be used as other Balances of the Administration Fund and the Series 1997-1 Tax Exempt Surplus Subaccount shall terminate and any Balance thereof at such time shall be used as other Balances of the Surplus Account.

          When there shall be no Taxable Series 1997-1 Notes Outstanding, the Series 1997-1 Taxable Acquisition Account shall terminate and any Balance thereof at such time shall be used as other Balances of the Acquisition Fund. When there shall be no Taxable Series 1997-1 Notes Outstanding, the Series 1997-1 Taxable Interest Account shall terminate and any Balance thereof at such time shall be used as other Balances of the Interest Account, the Series 1997-1 Taxable Principal Account shall terminate and any Balance thereof at such time shall be used as other Balances of the Principal Account, the Series 1997-1 Taxable Retirement Account shall terminate and any Balance thereof at such time shall be used as other Balances of the Retirement Account, the Series 1997-1 Taxable Reserve Account shall terminate and any Balance thereof at such time shall be used as other Balances of the Reserve Fund, the Series 1997-1 Taxable Administration Account shall terminate and any Balance thereof at such time shall be used as other Balances of the Administration Fund, the Series 1997-1 Taxable Special Redemption and Prepayment Subaccount shall terminate and any Balance thereof at such time shall be used as other Balances of the Special Redemption and Prepayment Account and the Series 1997-1 Taxable Surplus Subaccount shall terminate and any Balance thereof at such time shall be used as other Balances of the Surplus Account.

          SECTION 19.  DEPOSITS TO SERIES 1997-1 EXCESS EARNINGS SUBACCOUNT.  On
                       ----------------------------------------------------
or prior to the second Monthly Payment Date following the end of each Note Year with respect to the Tax Exempt Series 1997-1 Notes, and within forty-five (45) days following the final Maturity of the Tax Exempt Series 1997-1 Notes (each an "Excess Earnings Computation Date"), the Trustee and the Corporation shall determine whether, as of the end of such Note Year or final Maturity, as the case may be, any Excess Earnings have resulted with respect to the Tax Exempt Series 1997-1 Notes. In the event any Excess Earnings with respect to the Tax Exempt Series 1997-1 Notes have resulted as of the end of such Note Year or final Maturity, the Trustee shall, on or prior to the related Excess Earnings Computation Date, transfer to the Series 1997-1 Excess Earnings Subaccount the amount, if any, which is necessary to increase the Balance in such Subaccount to an amount equal to such Excess Earnings. Any such transfer shall be made from the Funds and Accounts as specified in Section 4.5(B) of the Indenture. In the event, as of the end of any Note Year or final Maturity, the Balance of the Series 1997-1 Excess Earnings Subaccount exceeds the amount of Excess Earnings computed with respect to such date, such excess shall be transferred or applied in accordance with the provisions of Section 4.5(B) of the Indenture.

          Notwithstanding any provision of the Indenture or this First Supplemental Indenture to the contrary, (i) Excess Earnings on Eligible Loans Financed with proceeds of the Tax Exempt Series 1997-1 Notes as described in clauses (4) and (5)(A) of Section 15 hereof shall be the "Excess Earnings" computed with respect to the related series of Refunded Obligations in accordance with the requirements of the indenture relating to such series, (ii) all deposits to the Series 1997-1 Excess Earnings Subaccount in respect of Excess Earnings for each such series of Refunded Obligations shall be applied to reduce the yield on the applicable Eligible Loans in accordance with the requirements of the related indenture, and (iii) amounts described in the preceding clause (i) shall be deposited in, and amounts described in the preceding clause (ii) shall be applied from, the Series 1997-1 Excess Earnings Subaccount prior to any other deposits in, or applications from, the Excess Earnings Account. The foregoing provisions shall apply to each series of Refunded Obligations until such series has been retired, after which time Excess Earnings on the applicable Eligible Loans will be computed with respect to the Tax Exempt Series 1997-1 Notes.

          SECTION 20.  OBLIGORS NOT TO MAKE CERTAIN PURCHASES OF TAX EXEMPT
                       ----------------------------------------------------
SERIES 1997-1 NOTES.  No obligor on a Student Loan financed, in whole or in
-------------------
part, with proceeds of the Tax Exempt Series 1997-1 Notes, or any related party to such obligor, shall purchase any Tax Exempt Series 1997-1 Notes in an amount related to the amount of such Student Loan.

          SECTION 21.  ARBITRAGE PROVISIONS.  The Corporation covenants with the
                       --------------------
Holders of Series 1997-1 Notes that it will use the proceeds of the Tax Exempt Series 1997-1 Notes and any other funds of the Corporation in such a manner that the use thereof, as reasonably expected by the Corporation at the time of issuance thereof, would not cause any of the Tax Exempt Series 1997-1 Notes to be "arbitrage bonds" under Section 148 of the Code and the Regulations. The president, the secretary and other officers and employees of the Corporation shall execute and deliver from time to time, on behalf of the Corporation, such certificates, instruments and documents as shall be deemed necessary or advisable to evidence compliance by the Corporation with said Section 148 and the Regulations with respect to the use of the proceeds of the Tax Exempt Series 1997-1 Notes and any other funds of the Corporation. Such certificates, instruments and documents may contain such stipulations as shall be necessary or advisable in connection with the stated purpose of this Section and the foregoing provisions hereof, and the Corporation and Trustee hereby covenant and agree to comply with the provisions of any such stipulation throughout the term of the Tax Exempt Series 1997-1 Notes.

          SECTION 22.  PURCHASE OF ELIGIBLE LOANS FROM SERIES 1997-1 TAX EXEMPT
                       --------------------------------------------------------
AND TAXABLE ACQUISITION ACCOUNTS AND SERIES 1997-1 TAX EXEMPT AND TAXABLE
-------------------------------------------------------------------------
SURPLUS SUBACCOUNTS.  Each Student Loan Financed from Balances in the Series
-------------------
1997-1 Tax Exempt Acquisition Account or the Series 1997-1 Tax Exempt Surplus Subaccount shall have been made to an Eligible Borrower for the post-secondary education of (a) a resident of the State attending a post-secondary school located within or without the State, or (b) a resident of a state other than the State attending a post-secondary school located within the State.

          The price paid to purchase an Eligible Loan from the Balance in the Series 1997-1 Tax Exempt Acquisition Account shall not exceed 100% of the remaining unpaid principal amount of such Eligible Loan, plus accrued Special Allowance Payments and noncapitalized borrower interest thereon, if any, to the date of purchase, reasonable transfer, origination and assignment fees, if applicable, and a premium not to exceed the lesser of (i) 1% (or such greater percentage as shall be permitted under the Higher Education Act), and (ii) that assumed in the Closing Cash Flow Projection (or such greater premium the payment of which will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes, Other Indenture Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees or to make required transfers to the Rebate Fund, as shown in a subsequent Cash Flow Projection received by the Trustee, and which will not result in the lowering or withdrawal of the outstanding rating assigned by any Rating Agency to any of the Unenhanced Senior or Subordinate Notes Outstanding, as evidenced in writing to the Trustee by each such Rating Agency), and as otherwise authorized by Section 4.2 of the Indenture.

          The price paid to purchase an Eligible Loan from the Balance in the Series 1997-1 Taxable Acquisition Account shall not exceed 100% of the remaining unpaid principal amount of such Eligible Loan, plus accrued Special Allowance Payments and noncapitalized borrower interest thereon, if any, to the date of purchase, reasonable transfer, origination and assignment fees, if applicable, and a premium not to exceed that assumed in the Closing Cash Flow Projection (or such greater premium the payment of which will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes, Other Indenture Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees or to make required transfers to the Rebate Fund, as shown in a subsequent Cash Flow Projection received by the Trustee, and which will not result in the lowering or withdrawal of the outstanding rating assigned by any Rating Agency to any of the Unenhanced Senior or Subordinate Notes Outstanding, as evidenced in writing to the Trustee by each such Rating Agency), and as otherwise authorized by Section 4.2 of the Indenture.

          Any Student Loans Financed from Balances in the Series 1997-1 Tax Exempt Surplus Subaccount or the Series 1997-1 Taxable Surplus Subaccount prior to __________________________, and constituting Eligible Loans shall, upon the financing thereof, be credited to, and included in the Balance of, the Series 1997-1 Tax Exempt Acquisition Account or the Series 1997-1 Taxable Acquisition Account, as appropriate, and shall thereafter not be deemed to have been Financed with moneys in the Surplus Account but to have been Financed with moneys in the Acquisition Fund.

          SECTION 23.  LIMITATION ON COSTS OF ISSUANCE, ADMINISTRATIVE EXPENSES
                      ---------------------------------------------------------
AND NOTE FEES.  The Corporation covenants and agrees that the Costs of Issuance,
-------------
Administrative Expenses and Note Fees to be paid, or reimbursed to the Corporation, from the Administration Fund shall not exceed the aggregate amount thereof specified in the Closing Cash Flow Projection, unless the Corporation delivers to the Trustee (i) a Corporation Certificate certifying that, based on a Cash Flow Projection, the payment or reimbursement of a greater amount of Costs of Issuance, Administrative Expenses and Note Fees from the Administration Fund will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes and on Outstanding Other Obligations, to pay Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes or to make required deposits to the Rebate Fund and (ii) written confirmation from each of the Rating Agencies then rating the Series 1997-1 Notes to the effect that payment or reimbursement of such additional Costs of Issuance, Administrative Expenses or Note Fees will not result in a reduction or withdrawal of the rating of the Series 1997-1 Notes.

          SECTION 24.  PROCEEDS OF SALES OF CERTAIN STUDENT LOANS TO BE
                      -------------------------------------------------
DEPOSITED IN THE ACQUISITION FUND.  The Trustee shall deposit in the Acquisition
---------------------------------
Fund the proceeds of the resale to a Lender of any Student Loans Financed with proceeds of the Series 1997-1 Notes pursuant to such Lender's repurchase obligation under the applicable Student Loan Purchase Agreement upon receipt thereof from the Corporation, to the extent directed in a Corporation Order and received by the Trustee prior to __________________________. Any such proceeds received by the Trustee after such date shall be deposited in the Revenue Fund.

          SECTION 25.  LIMITATION ON ACQUISITION OF CONSOLIDATION LOANS AND
                       ----------------------------------------------------
SPECIAL PROGRAM LOANS.  The Corporation shall not acquire or originate any
---------------------
Consolidation Loan from Balances in the Series 1997-1 Taxable Acquisition Account, the Series 1997-1 Taxable Acquisition Account, the Series 1997-1 Taxable Surplus Subaccount or the Series 1997-1 Taxable Surplus Subaccount if, as a result of such acquisition or origination, either: (i) the aggregate of the amounts applied from such Balances to the acquisition or origination of Consolidation Loans would exceed the greater of (a) $______________________, or
(b) 15% of the aggregate of the amounts applied from such Balances to the acquisition or origination of all Student Loans; or
(ii) at such time as the aggregate of the amounts applied from such Balances to the acquisition or origination of Consolidation Loans equals or exceeds $________________________ and thereafter, the weighted average final maturity of all Consolidation Loans Financed from such Account and Subaccount would exceed ______years, unless the Corporation delivers to the Trustee a Corporation Certificate certifying that, based on a Cash Flow Projection, the acquisition or origination of such Consolidation Loan will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes and on Outstanding Other Obligations, to pay Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes or to make required deposits to the Rebate Fund.

          [INSERT LIMITATIONS ON SPECIAL PROGRAM LOANS (INCLUDING LOANS FOR WHICH THE BORROWER RECEIVES A REDUCTION IN PAYMENTS FOR USING ACH)]

          SECTION 26.  CERTAIN FINDINGS, DETERMINATIONS AND DESIGNATIONS.  The
                       -------------------------------------------------
Corporation hereby finds and determines as follows:

          (A) The Original Indenture has not been amended, supplemented or repealed since the execution thereof. This First Supplemental Indenture amends and supplements the Indenture, constitutes and is a "Supplemental Indenture" within the meaning of such term as defined and used in the Indenture and is executed under and pursuant to the Indenture.

          (B) No Notes have heretofore been issued under the Indenture. The Series 1997-1 Senior Notes constitute, and are hereby designated as, "Class A Notes" within the meaning of the term as defined and used in the Indenture, and the Series 1997-1 Subordinate Notes constitute, and are hereby designated as, "Class B Notes" within the meaning of the term as defined and used in the Indenture.

          (C)  Upon receipt of the proceeds of the sale of the Series 1997-1
     Notes: (1) the revenues and other moneys and property pledged under the Indenture will not be encumbered by any lien or charge thereon or pledge thereof, other than the lien and charge thereon and pledge thereof created by the Indenture for the payment and security of the Notes; and (2) there will not be outstanding any bonds, notes or other evidences of indebtedness payable from and secured by a lien on or pledge or charge upon the revenues and other moneys and property pledged under the Indenture.

          (D) There does not exist an "Event of Default," within the meaning of such term as defined in the Indenture, which is continuing, nor does there exist any condition which, after the passage of time, would constitute such an "Event of Default."

          SECTION 27. GOVERNING LAW.  This First Supplemental Indenture shall be
                      -------------
governed by and be construed in accordance with the laws of the State without giving effect to the conflicts-of-laws principles thereof; provided that those provisions of this First Supplemental Indenture relating to the rights and duties of the Auction Agent shall be governed by and be construed in accordance with the laws of the State of New York.

          SECTION 28. SECTION HEADINGS; TABLE OF CONTENTS.  The headings or
                      -----------------------------------
titles of the several sections hereof shall be solely for convenience of reference and shall not affect the meaning or construction, interpretation or effect of this First Supplemental Indenture.

          SECTION 29. SEVERABILITY.  If any provision of this First
                      ------------
Supplemental Indenture shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions or in all cases because it conflicts with any provisions of any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatever.

          The invalidity of any one or more phrases, sentences, clauses or paragraphs in this First Supplemental Indenture contained shall not affect the remaining portions of this First Supplemental Indenture or part thereof.

          SECTION 30. COUNTERPARTS.  This First Supplemental Indenture may be
                      ------------
simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          SECTION 31. EFFECT OF FIRST SUPPLEMENTAL INDENTURE.  Upon the
                      --------------------------------------
execution and delivery of this First Supplemental Indenture, the Indenture shall be supplemented in accordance herewith, and this First Supplemental Indenture shall form a part of the Indenture for all purposes and every Holder of Notes hereafter authenticated and delivered and Other Beneficiary under the Indenture shall be bound hereby.

          IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    EDUCATION LOANS INCORPORATED

(SEAL)

                                    By ___________________
                                          President




Attest:



_____________________________________
            Secretary



                                    FIRST BANK NATIONAL ASSOCIATION,
                                       as Trustee

(SEAL)

                                    By ___________________________
                                           Vice  President




Attest:



__________________________
   Trust  Officer

                                  EXHIBIT A-1
                                  -----------

              FORM OF TAX EXEMPT AUCTION RATE SERIES 1997-1 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                         EDUCATION LOANS INCORPORATED

            TAX EXEMPT AUCTION RATE STUDENT LOAN ASSET-BACKED NOTE
                      SENIOR SERIES 1997-1A [B][C][D][E]
                                    CLASS A

No. R______                                                       $_________

        Stated           Date of Original      Interest
     Maturity Date            Issue              Rate        CUSIP
     -------------       ----------------      --------      -----
     June 1, 2020        July ___, 1997        Variable     83756E ___

REGISTERED HOLDER:   CEDE & CO.


PRINCIPAL AMOUNT:


          FOR VALUE RECEIVED, EDUCATION LOANS INCORPORATED, a nonprofit corporation organized under the laws of the State of South Dakota (the "Corporation," which term includes any successor corporation under the Indenture hereinafter referred to, including, upon completion of the Section 150(d)(3) Transfer, EdLinc), acknowledges itself indebted and hereby promises to pay to the registered holder specified above, or registered assigns (the "Registered Holder"), but solely from the revenues and receipts hereinafter specified and not otherwise, the Principal Amount specified above on the Stated Maturity Date specified above (subject to the right of prior redemption hereinafter mentioned), upon presentation and surrender of this Note at the Principal Office of the Trustee (as hereinafter defined), as Paying Agent for the Series 1997-1 Notes (as hereinafter defined), or a duly appointed successor Paying Agent, and to pay interest on said Principal

                                     A-1-1

Amount, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Registered Holder hereof from the date hereof until the payment of said Principal Amount has been made or duly provided for, payable semiannually on the first day of June and December in each year, commencing December1, 1997, at the Auction Rate Series 1997-1 Note Interest Rate (as hereinafter described), and at the same rate per annum (to the extent that the payment of such interest shall be legally enforceable) on overdue installments of interest. Payment of interest on this Note on each regularly scheduled Interest Payment Date shall be made by check or draft drawn upon the Paying Agent and mailed to the Person who is the Registered Holder hereof as of 5:00 p.m. in the city in which the Principal Office of the Note Registrar is located on the applicable Regular Record Date at the address of such Registered Holder as it appears on the Note Register maintained by the Note Registrar, or, if the Registered Holder of this Note is the Registered Holder of Series 1997-1 Notes in the aggregate Principal Amount of $1,000,000 or more (or, if less than $1,000,000 in Principal Amount of Series 1997-1 Notes is outstanding, the Registered Holder of all outstanding Series 1997-1 Notes), at the direction of such Registered Holder received by the Paying Agent by 5:00 p.m. in the city in which the Principal Office of the Paying Agent is located on the last Business Day preceding the applicable Regular Record Date, by electronic transfer by the Paying Agent in immediately available funds to an account designated by such Registered Holder. In addition, interest on this Note is payable at the Maturity hereof in the same manner as the principal hereof, unless the date of such Maturity is a regularly scheduled Interest Payment Date, in which event interest is payable in the manner set forth in the preceding sentence. Any interest not so timely paid or duly provided for shall cease to be payable to the Person who is the Registered Holder hereof at the close of business on the Regular Record Date and shall be payable to the Person who is the Registered Holder hereof at the close of business on a special record date for the payment of any such defaulted interest. Such special record date shall be fixed by the Trustee whenever moneys become available for payment of the defaulted interest, and notice of the special record date shall be given to the Registered Holder hereof not less than ten days prior thereto by first-class mail to such Registered Holder as shown on the Note Register on a date selected by the Trustee, stating the date of the special record date and the date fixed for the payment of such defaulted interest. The principal of and interest on this Note are payable in lawful money of the United States of America.

          This Note is one of an authorized issue of Notes (the "Notes"), issued and to be issued by the Corporation in one or more series pursuant to an Indenture of Trust, dated as of July 1, 1997 (as supplemented and amended, the "Indenture"), as supplemented by a First Supplemental Indenture of Trust, dated as of July 1, 1997 (the "First Supplemental Indenture"), each between the Corporation and First Bank National Association, Minneapolis, Minnesota, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture). As provided in the Indenture, the Notes are issuable in series which may vary as in the Indenture provided or permitted. This Note is one of a series issued in an aggregate Principal Amount of $_________________(the
"Series 1997-1A [B][C][D][E] Notes").   The Series 1997-1A

                                     A-1-2

[B][C][D][E] Notes are issued simultaneously with nine other series of Class A Notes issued in the aggregate Principal Amount of $_______________(together with the Series 1997-1A [B][C][D][E] Notes, collectively referred to herein as the "Series 1997-1 Senior Notes"), and two series of Class B Notes issued in the aggregate Principal Amount of $_____________________(the "Series 1997-1 Subordinate Notes" and, together with the Series 1997-1 Senior Notes, collectively referred to herein as the "Series 1997-1 Notes"). The proceeds of the Series 1997-1 Notes will be used by the Corporation to (a) acquire student loan notes incurred under the Higher Education Act and (b) fund the Reserve Fund.

          Reference is hereby made to the Indenture, copies of which are on file in the principal corporate trust office of the Trustee, and to all of the provisions of which any Registered Holder of this Note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the various classes of Notes and Other Obligations secured thereunder; the student loan acquisition program being financed by the issuance of the Notes; the revenues and other moneys pledged to the payment of the principal of, premium, if any, and interest on the Notes and the Other Obligations; the nature and extent and manner of enforcement of the pledge; the conditions upon which Notes may be issued or Other Obligations may be incurred by the Corporation thereunder, payable from such revenues and other moneys thereunder as Senior Obligations, Subordinate Obligations or Class C Notes; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Holders of the Notes; the rights and remedies of the Registered Holder hereof with respect hereto and thereto, including the limitations upon the right of a Registered Holder hereof to institute any suit, action or proceeding in equity or at law with respect hereto and thereto; the rights, duties and obligations of the Corporation and the Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts and covenants made therein may be discharged at or prior to the Maturity or redemption of this Note, and this Note thereafter no longer be secured by the Indenture, or be deemed to be Outstanding thereunder; and for the other terms and provisions thereof. Terms used with initial capital letters but not defined in this Note have the respective meanings given such terms in the Indenture.
The Series 1997-1A [B][C][D][E] Notes are being issued as, and will constitute, Tax Exempt Class A Notes under the Indenture. Four other series of the Series 1997-1 Senior Notes also are Tax Exempt Class A Notes which, like the Series 1997-1A [B][C][D][E] Notes, bear interest at an Auction Rate Series 1997-1 Note Interest Rate, and, together with the Series 1997-1A [B][C][D][E] Notes, are collectively referred to herein as the "Tax Exempt Auction Rate Series 1997-1 Notes."

          The Notes and Other Obligations are limited obligations of the Corporation, payable solely from the revenues and assets of the Corporation pledged therefor under the Indenture, including certain notes evidencing Student Loans and the proceeds of the Corporation's bonds, notes or other evidences of indebtedness, if any, issued with respect to the Notes.

                                     A-1-3

          Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Corporation, or join in any institution against the Corporation, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Servicing Agreement.

          The Corporation has structured the Indenture and the Notes with the intention that the Notes will qualify under applicable federal, state, local and foreign tax law as indebtedness of the Corporation secured by the Trust Estate. The Corporation, the Trustee, the Servicer and each Noteholder agree to treat and to take no action inconsistent with the treatment of the Notes as such indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Noteholder, by acceptance of its Note, agrees to be bound by the provisions of this paragraph. Each Noteholder agrees that it will cause any Person acquiring an interest in a Note through it to comply with the Indenture as to treatment as indebtedness under applicable tax law, as described in this paragraph.

          Interest payable on this Note shall be computed on the basis of actual days elapsed and accrue daily from the date hereof (on the basis of a 360-day year), and is payable on each regularly scheduled Interest Payment Date prior to the Maturity of this Note and at the Maturity of this Note. The interest payable on each Interest Payment Date for this Note shall be [calculated on a per unit basis, based on a unit of $100,000, and shall be] that interest which has accrued through the last day preceding such Interest Payment Date or, in the case of the Maturity of this Note, the last day preceding the date of such Maturity. The Auction Rate Series 1997-1 Note Interest Rate shall be effective as of and on the first day (whether or not a Business Day) of the applicable Interest Period and be in effect thereafter through the end of such Interest Period.

          The unpaid Principal Amount hereof from time to time outstanding shall bear interest at an Auction Rate Series 1997-1 Note Interest Rate, as described below, payable on each Interest Payment Date and at the Maturity hereof, such interest to accrue from the later of the date hereof or the date through which interest has been paid or duly provided for.

          During the Initial Interest Period, this Note shall bear interest at the Auction Rate Series 1997-1 Note Initial Interest Rate for the Series 1997-1A [B][C][D][E] Notes. Thereafter, until an Auction Period Adjustment, if any, this Note shall bear interest at an Auction Rate Series 1997-1 Note Interest Rate based on an Auction Period that shall generally consist of 35 days, all as determined in accordance with the applicable provisions of the First Supplemental Indenture.

                                     A-1-4

          In no event shall the Auction Rate Series 1997-1 Note Interest Rate on this Note exceed 14% per annum (the "Auction Rate Series 1997-1 Note Interest Rate Limitation").

          The Auction Period (which shall be the Interest Period), the applicable Auction Rate Series 1997-1 Note Interest Rate, the method of determining the applicable Auction Rate Series 1997-1 Note Interest Rate on each of the Series 1997-1A [B][C][D][E] Notes and the Auction Procedures related thereto, including, without limitation, required notices thereof and any changes therein to the Holders or Existing Holders of the Auction Rate Series 1997-1 Notes, will be determined in accordance with the terms, conditions and provisions of the First Supplemental Indenture and the Auction Agent Agreement (Tax Exempt Auction Rate Series 1997-1 Notes), dated as of July 1, 1997 (which, together with any substitute therefor, is herein referred to as the "Auction Agent Agreement"), between the Trustee and Bankers Trust Company (which, together with any substitute therefor, is herein referred to as the "Auction Agent"), to which terms, conditions and provisions specific reference is hereby made, and all of which terms, conditions and provisions are hereby specifically incorporated herein by reference.

          By purchasing Series 1997-1A [B][C][D][E] Notes, whether in an Auction or otherwise, each purchaser of the Series 1997-1A [B][C][D][E] Notes, or its Broker-Dealer, must agree and shall be deemed by such purchase to have agreed
(i) to participate in Auctions on the terms described in the First Supplemental Indenture, (ii) to have its beneficial ownership of the Series 1997-1A [B][C][D][E] Notes maintained at all times in Book-Entry Form for the account of its Participant, which in turn will maintain records of such beneficial ownership, and (iii) to authorize such Participant to disclose to the Auction Agent such information with respect to such beneficial ownership as the Auction Agent may request. So long as the ownership of Series 1997-1A [B][C][D][E] Notes is maintained in Book-Entry Form by the Securities Depository, an Existing Holder may sell, transfer or otherwise dispose of Series 1997-1A [B][C][D][E] Notes only pursuant to a Bid or Sell Order placed in an Auction or otherwise sell, transfer or dispose of Series 1997-1A [B][C][D][E] Notes through a Broker-Dealer, provided that, in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Participant advises the Auction Agent of such transfer.

          The determination of an Auction Rate Series 1997-1 Note Interest Rate by the Auction Agent or any other authorized Person pursuant to the provisions of the First Supplemental Indenture shall be conclusive and binding on the Holders of the Series 1997-1A [B][C][D][E] Notes to which such Auction Rate Series 1997-1 Note Interest Rate applies, and the Corporation and the Trustee may rely thereon for all purposes.

          Notwithstanding any provision of this Note to the contrary, in no event shall the cumulative amount of interest paid or payable on this Note (including interest calculated as provided herein, plus any other amounts that

                                     A-1-5
constitute interest on this Note under applicable law, which are contracted for, charged, reserved, taken or received pursuant to this Note or related documents) calculated from the date of issuance of this Note through any subsequent day during the term of this Note or otherwise prior to payment in full of this Note exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or related documents or otherwise contracted for, charged, reserved, taken or received in connection with this Note, or if the redemption or acceleration of the Maturity of this Note results in payment to or receipt by the Registered Holder or any former Registered Holder hereof of any interest in excess of that permitted by applicable law, then notwithstanding any provision of this Note or related documents to the contrary all excess amounts theretofore paid or received with respect to this Note shall be credited on the Principal Amount of this Note (or, if this Note has been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of this Note and related documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Note and under the related documents.

          Subject to compliance with the provisions of the Indenture relating to certain asset requirements, Series 1997-1 Notes may, at the option of the Corporation, be redeemed, in whole but not in part, at a Redemption Price equal to 100% of the Principal Amount of Series 1997-1 Notes to be so redeemed plus accrued interest thereon to the Redemption Date, on any date after the remaining aggregate Principal Balance of Student Loans Financed with proceeds of the Series 1997-1 Notes is less than 10% of the amounts initially deposited to the credit of the Acquisition Fund.

          Subject to compliance with the provisions of the Indenture relating to certain asset requirements, Outstanding Tax Exempt Auction Rate Series 1997-1 Notes of any series may be redeemed, in whole or in part, on any Interest Rate Adjustment Date for such series or any regularly scheduled Interest Payment Date, at a Redemption Price equal to 100% of the Principal Amount thereof so redeemed, from proceeds of the Tax Exempt Series 1997-1 Notes constituting a portion of the Balance of the Series 1997-1 Tax Exempt Acquisition Account that have not been used to acquire Eligible Loans and from that portion of the Series 1997-1 Tax Exempt Reserve Account would cause the Balance in the Reserve Fund to exceed the Reserve Fund Requirement, calculated giving effect to such redemption. Such redemption shall be required on June 1, 2001 (to the extent the proceeds in the Series 1997-1 Tax Exempt Acquisition Account not so used as of April 15, 2001, exceed $________________) and on June 1, 2002 (from such proceeds not so used as of April 15, 2002), unless the Corporation delivers to the Trustee: (i) an opinion of Bond Counsel stating in effect that such redemption is not required pursuant to the Code and that failure to so redeem Tax Exempt Series 1997-1 Notes will not adversely affect the tax exempt status of interest on any Tax Exempt Series 1997-1 Notes for federal income

                                     A-1-6
tax purposes, (ii) a Corporation Certificate certifying that, based on a Cash Flow Projection, the failure to so redeem Tax Exempt Series 1997-1 Notes will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes and the Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees or to make required deposits to the Rebate Fund, and (iii) written confirmation from each of the Rating Agencies then rating the Series 1997-1 Notes to the effect that the failure to so redeem Tax Exempt Series 1997-1 Notes will not result in a reduction or withdrawal of the rating of the Series 1997-1 Notes.

          Subject to compliance with the provisions of the Indenture relating to certain asset requirements, Outstanding Tax Exempt Auction Rate Series 1997-1 Notes of any series may, at the option of the Corporation, be redeemed on any Interest Rate Adjustment Date for such series or any regularly scheduled Interest Payment Date occurring on or after __________________, in whole or in part, at a Redemption Price equal to 100% of the Principal Amount thereof to be redeemed, from amounts credited to the Series 1997-1 Tax Exempt Retirement Subaccount from the Series 1997-1 Tax Exempt Surplus Subaccount for such purpose in accordance with the Indenture and from that portion of the Series 1997-1 Tax Exempt Reserve Account which exceeds the Reserve Fund Requirement (calculated after giving effect to such redemption). If the Trustee shall have first certified that no deficiencies exist in any of the Rebate Fund, the Note Fund, the Reserve Fund or the Special Redemption and Prepayment Account, the Trustee shall, upon Corporation Order, transfer to the Series 1997-1 Tax Exempt Retirement Account any Balances in the Series 1997-1 Tax Exempt Surplus Subaccount (other than those consisting of Student Loans) which a Corporation Certificate states are not reasonably expected to be needed for the payment of scheduled Debt Service on the Outstanding Notes and Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees, or for transfer to the Rebate Fund.

          Subject to compliance with the provisions of the Indenture relating to certain asset requirements and certain other requirements, Outstanding Tax Exempt Auction Rate Series 1997-1 Notes of any series may, at the option of the Corporation, be redeemed on any Interest Rate Adjustment Date for such series or any regularly scheduled Interest Payment Date, in whole or in part, at a Redemption Price equal to 100% of the Principal Amount thereof to be redeemed, from amounts credited to the Retirement Account for such purpose.

          If not all Series 1997-1 Notes subject to redemption are to be redeemed, the particular Series 1997-1 Notes to be redeemed are to be selected as provided in the Indenture.

          Notice of redemption shall be given by first-class mail mailed at least 15 days before the Redemption Date to each Holder of Series 1997-1A [B][C][D][E] Notes

                                     A-1-7
to be redeemed at his last address appearing on the Note Register; but no defect in or failure to give such notice of redemption shall affect the validity of proceedings for redemption of any Series 1997-1A [B][C][D][E] Notes not affected by such defect or failure. All Series 1997-1A [B][C][D][E] Notes so called for redemption will cease to bear interest on such Redemption Date, provided funds for their redemption have been duly deposited, and, except for the purpose of payment, shall no longer be protected by the Indenture and shall not be deemed Outstanding thereunder.

          It is provided in the Indenture that Series 1997-1A [B][C][D][E] Notes of a denomination larger than $100,000 may be redeemed in part ($100,000 or an integral multiple thereof) and that upon any partial redemption of any such Series 1997-1A [B][C][D][E] Note the same shall be surrendered in exchange for one or more new Notes of the same series in authorized form for the unredeemed portion of principal.

          If provision is made for the payment of principal of and interest on this Note in accordance with the Indenture, this Note shall no longer be deemed Outstanding under the Indenture, shall cease to be entitled to the benefits of the Indenture and shall thereafter be payable solely from the funds provided for such payment.

          If an Event of Default shall occur, the principal of all the Outstanding Notes may and, under certain circumstances, shall be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Notes and Other Beneficiaries under the Indenture at any time by the Corporation with, among other things, the consent of the Holders of two-thirds of the aggregate Principal Amount of Class A Notes at the time Outstanding, if affected thereby, and the consent of the Holders of two-thirds of the aggregate Principal Amount of Class B Notes at the time Outstanding, if affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate Principal Amount of the Class A Notes at the time Outstanding or Other Senior Beneficiaries or, if no Senior Obligations are Outstanding, the Holders of specified percentages in aggregate Principal Amount of the Class B Notes at the time Outstanding or Other Subordinate Beneficiaries, on behalf of the Holders of all the Notes, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Registered Holder of this Note and upon all future Registered Holders hereof and of any Note issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          This Note is transferable by the Registered Holder hereof upon surrender of this Note for transfer at the Principal Office of the Note Registrar

                                     A-1-8

(which shall be the Trustee unless and until an Authenticating Agent becomes the Note Registrar under the Indenture) or at the Principal Office of a duly appointed Authenticating Agent (the "Authenticating Agent," which term includes any successor Authenticating Agent under the Indenture), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar or such Authenticating Agent, as the case may be, and executed by the Registered Holder hereof or his attorney duly authorized in writing, with signature guarantees satisfactory to the Note Registrar or such Authenticating Agent, as the case may be. This Note may also be exchanged for one or more other Notes of the same series upon surrender hereof at the Principal Office of the Note Registrar or the Principal Office of an Authenticating Agent. Thereupon the Corporation shall execute and the Trustee or the Authenticating Agent, as the case may be, shall authenticate and deliver, in exchange for this Note, one or more new fully registered Notes in the name of the transferee, of an authorized denomination, in aggregate Principal Amount equal to the Principal Amount of this Note, of the same series and bearing interest at the same rate. No Authenticating Agent will be initially appointed with respect to the Series 1997-1A [B][C][D][E] Notes. Notwithstanding the foregoing provisions of this paragraph, no Series 1997-1A [B][C][D][E] Note shall be required to be transferred, (i) during a period beginning at the opening of business fifteen days before any selection of Series 1997-1A [B][C][D][E] Notes for redemption and ending at the close of business on the day of such selection, or (ii) if such Series 1997-1A [B][C][D][E] Note has been selected for redemption in whole or in part.

          The Corporation may require payment by the Registered Holder hereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Note, other than certain exchanges specifically exempted under the Indenture and not involving any transfer.

          The Corporation, the Trustee, each Paying Agent, any Authenticating Agent, the Note Registrar and any other agent of the Corporation may treat the Person in whose name this Note is registered on the Note Register as the absolute owner hereof for all purposes, whether or not this Note is overdue, and neither the Corporation, the Trustee, any Paying Agent, any Authenticating Agent, the Note Registrar nor any other such agent shall be affected by notice to the contrary.

          IT IS HEREBY CERTIFIED, RECITED, COVENANTED AND DECLARED that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the issuance of this Note have happened, do exist, and have been performed in regular and due time, form and manner as so required.

          This Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been signed by the Trustee or by the

                                     A-1-9

Authenticating Agent by the manual signature of one of its authorized representatives.

                                    A-1-10

          IN WITNESS WHEREOF, the Corporation has caused this Note to be executed in its name by the manual signatures of its President and Secretary, and its corporate seal to be impressed hereon.

Dated:__________________                 EDUCATION LOANS INCORPORATED



                                         __________________________
                                                   President

(SEAL)
                                         __________________________
                                                   Secretary



                          _____________________________

                          CERTIFICATE OF AUTHENTICATION

          This Note is one of the Notes of the series designated therein and issued under the provisions of the within-mentioned Indenture.

                                    FIRST BANK NATIONAL
                                      ASSOCIATION, as Trustee


                                    By___________________________
                                        Authorized Representative


                                    A-1-11

                         ______________________________

                                   ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto ________________________ the within Note and irrevocably appoints ____________________________, attorney-in-fact, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated  _______________________

PLEASE INSERT SOCIAL SECURITY           ___________________________
OR OTHER IDENTIFYING NUMBER             NOTICE:  The signature to this
OF ASSIGNEE                             assignment must correspond with the
                                        name as it appears upon the face of the
                                        within Note in every particular,
______________________________          without any alteration whatsoever.



SIGNATURE GUARANTEED:


______________________________

                                    A-1-12

                                  EXHIBIT A-2
                                  -----------

                         FORM OF SERIES 1997-1F NOTES
                         -----------------------------

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                         EDUCATION LOANS INCORPORATED

             TAX EXEMPT FIXED RATE STUDENT LOAN ASSET-BACKED NOTE
                             SENIOR SERIES 1997-1F
                                    CLASS A

No. R____                                                           $___________


        Stated             Date of Original         Interest
     Maturity Date               Issue                Rate         CUSIP
     -------------         ----------------         --------       -----

                            July 1, 1997                         83756E __


REGISTERED HOLDER:   CEDE & CO.


PRINCIPAL AMOUNT:


          FOR VALUE RECEIVED, EDUCATION LOANS INCORPORATED, a nonprofit corporation organized under the laws of the State of South Dakota (the "Corporation," which term includes any successor corporation under the Indenture hereinafter referred to, including, upon completion of the Section 150(d)(3) Transfer, EdLinc), acknowledges itself indebted and hereby promises to pay to the registered holder specified above, or registered assigns (the "Registered Holder"), but solely from the revenues and receipts hereinafter specified and not otherwise, the Principal Amount specified above on the Stated Maturity Date specified above (subject to the right of prior redemption hereinafter mentioned), upon presentation and surrender of this Note at the Principal Office of the Trustee (as hereinafter defined), as Paying Agent for the Series 1997-1 Notes (as hereinafter defined), or a duly appointed successor Paying Agent, and to pay interest on said Principal

                                     A-2-1

Amount, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Registered Holder hereof from the date hereof until the payment of said Principal Amount has been made or duly provided for, at the rate per annum specified above, payable semiannually on the first day of June and December in each year, commencing December 1, 1997, and at the same rate per annum (to the extent that the payment of such interest shall be legally enforceable) on overdue installments of interest. Payment of interest on this Note on each regularly scheduled Interest Payment Date shall be made by check or draft drawn upon the Paying Agent and mailed to the Person who is the Registered Holder hereof as of 5:00 p.m. in the city in which the Principal Office of the Note Registrar is located on the applicable Regular Record Date at the address of such Registered Holder as it appears on the Note Register maintained by the Note Registrar, or, if the Registered Holder of this Note is the Registered Holder of Series 1997-1 Notes in the aggregate Principal Amount of $1,000,000 or more (or, if less than $1,000,000 in Principal Amount of Series 1997-1 Notes is outstanding, the Registered Holder of all outstanding Series 1997-1 Notes), at the direction of such Registered Holder received by the Paying Agent by 5:00 p.m. in the city in which the Principal Office of the Paying Agent is located on the last Business Day preceding the applicable Regular Record Date, by electronic transfer by the Paying Agent in immediately available funds to an account designated by such Registered Holder. In addition, premium, if any, and interest on this Note are payable at the Maturity hereof in the same manner as the principal hereof, unless the date of such Maturity is a regularly scheduled Interest Payment Date, in which event interest is payable in the manner set forth in the preceding sentence. Any interest not so timely paid or duly provided for shall cease to be payable to the Person who is the Registered Holder hereof at the close of business on the Regular Record Date and shall be payable to the Person who is the Registered Holder hereof at the close of business on a special record date for the payment of any such defaulted interest. Such special record date shall be fixed by the Trustee whenever moneys become available for payment of the defaulted interest, and notice of the special record date shall be given to the Registered Holder hereof not less than ten days prior thereto by first-class mail to such Registered Holder as shown on the Note Register on a date selected by the Trustee, stating the date of the special record date and the date fixed for the payment of such defaulted interest. The principal of, premium, if any, and interest on this Note are payable in lawful money of the United States of America.

          This Note is one of an authorized issue of Notes (the "Notes"), issued and to be issued by the Corporation in one or more series pursuant to an Indenture of Trust, dated as of July 1, 1997 (as supplemented and amended, the "Indenture"), as supplemented by a First Supplemental Indenture of Trust, dated as of July 1, 1997 (the "First Supplemental Indenture"), each between the Corporation and First Bank National Association, Minneapolis, Minnesota, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture). As provided in the Indenture, the Notes are issuable in series which may vary as in the Indenture provided or permitted. This Note is one of a series of Class A Notes issued in an aggregate Principal Amount of $___________ (the "Series 1997-1F Notes"). The

                                     A-2-2

Series 1997-1F Notes are issued simultaneously with nine other series of Class A Notes issued in the aggregate Principal Amount of $_______________ (together with the Series 1997-1F Notes, collectively referred to herein as the "Series 1997-1 Senior Notes"), and two series of Class B Notes issued in the aggregate Principal Amount of $______________ (the "Series 1997-1 Subordinate Notes" and, together with the Series 1997-1 Senior Notes, collectively referred to herein as the "Series 1997-1 Notes"). The proceeds of the Series 1997-1 Notes will be used by the Corporation to (a) acquire student loan notes incurred under the Higher Education Act and (b) fund the Reserve Fund.

          Reference is hereby made to the Indenture, copies of which are on file in the principal corporate trust office of the Trustee, and to all of the provisions of which any Registered Holder of this Note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the various classes of Notes and Other Obligations secured thereunder; the student loan acquisition program being financed by the issuance of the Notes; the revenues and other moneys pledged to the payment of the principal of, premium, if any, and interest on the Notes and the Other Obligations; the nature and extent and manner of enforcement of the pledge; the conditions upon which Notes may be issued or Other Obligations may be incurred by the Corporation thereunder, payable from such revenues and other moneys thereunder as Senior Obligations, Subordinate Obligations or Class C Notes; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Holders of the Notes; the rights and remedies of the Registered Holder hereof with respect hereto and thereto, including the limitations upon the right of a Registered Holder hereof to institute any suit, action or proceeding in equity or at law with respect hereto and thereto; the rights, duties and obligations of the Corporation and the Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts and covenants made therein may be discharged at or prior to the Maturity or redemption of this Note, and this Note thereafter no longer be secured by the Indenture, or be deemed to be Outstanding thereunder; and for the other terms and provisions thereof. Terms used with initial capital letters but not defined in this Note have the respective meanings given such terms in the Indenture.
The Series 1997-1F Notes are being issued as, and will constitute, Tax Exempt Class A Notes under the Indenture.

          The Notes and Other Obligations are limited obligations of the Corporation, payable solely from the revenues and assets of the Corporation pledged therefor under the Indenture, including certain notes evidencing Student Loans and the proceeds of the Corporation's bonds, notes or other evidences of indebtedness, if any, issued with respect to the Notes.

          Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Corporation, or join in any institution against the Corporation, any bankruptcy, reorganization, arrangement, insolvency or

                                     A-2-3
liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Servicing Agreement.

          The Corporation has structured the Indenture and the Notes with the intention that the Notes will qualify under applicable federal, state, local and foreign tax law as indebtedness of the Corporation secured by the Trust Estate. The Corporation, the Trustee, the Servicer and each Noteholder agree to treat and to take no action inconsistent with the treatment of the Notes as such indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Noteholder, by acceptance of its Note, agrees to be bound by the provisions of this paragraph. Each Noteholder agrees that it will cause any Person acquiring an interest in a Note through it to comply with the Indenture as to treatment as indebtedness under applicable tax law, as described in this paragraph.

          Subject to compliance with the provisions of the Indenture relating to certain asset requirements, Outstanding Series 1997-1F Notes may, at the option of the Corporation (and at such time as no Tax Exempt Auction Rate Series 1997-1 Notes are Outstanding), be redeemed, in whole or in part, on any date, at a Redemption Price equal to 100% of the Principal Amount thereof so redeemed, from proceeds of the Tax Exempt Series 1997-1 Notes constituting a portion of the Balance of the Series 1997-1 Tax Exempt Acquisition Account that have not been used to acquire Eligible Loans and from that portion of the Series 1997-1 Tax Exempt Reserve Account which, if left in the Reserve Fund upon such redemption, would cause the Balance in the Reserve Fund to exceed the Reserve Fund Requirement, calculated giving effect to such redemption. Such redemption shall be required on on June 1, 2001 (to the extent the proceeds in the Series 1997-1 Tax Exempt Acquisition Account not so used as of April 15, 2001, exceed $__________) and on June 1, 2002 (from such proceeds not so used as of April 15,
2002), unless the Corporation delivers to the Trustee: (i) an opinion of Bond Counsel stating in effect that such redemption is not required pursuant to the Code and that failure to so redeem Tax Exempt Series 1997-1 Notes will not adversely affect the tax exempt status of interest on any Tax Exempt Series 1997-1 Notes for federal income tax purposes, (ii) a Corporation Certificate certifying that, based on a Cash Flow Projection, the failure to so redeem Tax Exempt Series 1997-1 Notes will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes and the Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees or to make required deposits to the Rebate Fund, and (iii) written confirmation from each of the Rating Agencies then rating the Series 1997-1 Notes to the effect that the failure to so redeem Tax Exempt Series 1997-1 Notes will not result in a reduction or withdrawal of the rating of the Series 1997-1 Notes.

          Subject to compliance with the provisions of the Indenture relating to certain asset requirements, Outstanding Series 1997-1F Notes may, at the option of

                                     A-2-4
the Corporation, be redeemed on ________________, and on any date thereafter, in whole or in part, at a Redemption Price equal to 100% of the Principal Amount thereof to be redeemed, from amounts credited to the Series 1997-1 Tax Exempt Retirement Subaccount from the Series 1997-1 Tax Exempt Surplus Subaccount for such purpose in accordance with the Indenture and from that portion of the Series 1997-1 Tax Exempt Reserve Account which exceeds the Reserve Fund Requirement (calculated after giving effect to such redemption). If the Trustee shall have first certified that no deficiencies exist in any of the Rebate Fund, the Note Fund, the Reserve Fund or the Special Redemption and Prepayment Account, the Trustee shall, upon Corporation Order, transfer to the Series 1997-1 Tax Exempt Retirement Account any Balances in the Series 1997-1 Tax Exempt Surplus Subaccount (other than those consisting of Student Loans) which a Corporation Certificate states are not reasonably expected to be needed for the payment of scheduled Debt Service on the Outstanding Notes and Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees, or for transfer to the Rebate Fund.

          Subject to compliance with the provisions of the Indenture relating to certain asset requirements and certain other requirements, Outstanding Series 1997-1F Notes may, at the option of the Corporation and from amounts credited to the Retirement Account for such purpose, be redeemed on June 1, ______, and on any date thereafter, in whole or in part, at the Redemption Prices (expressed as a percentage of Principal Amount) set forth below plus accrued interest to the Redemption Date:

                                                               Redemption
     Redemption Period                                            Price
     -----------------                                           ------
     December 1, 2007, through November 30, 2008                  102%
     December 1, 2008, through November 30, 2009                  101%
     December 1, 209, and thereafter                              100%

          Series 1997-1 Notes may, at the option of the Corporation, be redeemed, in whole but not in part, at a Redemption Price equal to 100% of the Principal Amount of Series 1997-1 Notes to be so redeemed plus accrued interest thereon to the Redemption Date, on any date after the remaining aggregate Principal Balance of Student Loans Financed with proceeds of the Series 1997-1 Notes is less than 10% of the amounts initially deposited to the credit of the Acquisition Fund.

          If not all Series 1997-1 Notes subject to redemption are to be redeemed, the particular Series 1997-1 Notes to be redeemed are to be selected as provided in the Indenture.

          Notice of redemption shall be given by first-class mail mailed at least 30 days before the Redemption Date to each Holder of Series 1997-1F Notes to be redeemed at his last address appearing on the Note Register; but no defect in or failure to give such notice of redemption shall affect the validity of proceedings for

                                     A-2-5
redemption of any Note not affected by such defect or failure. All Series 1997-1F Notes so called for redemption will cease to bear interest on such Redemption Date, provided funds for their redemption have been duly deposited, and, except for the purpose of payment, shall no longer be protected by the Indenture and shall not be deemed Outstanding thereunder.

          It is provided in the Indenture that Series 1997-1F Notes of a denomination larger than $5,000 may be redeemed in part ($5,000 or an integral multiple thereof) and that upon any partial redemption of any such Series 1997-1F Note the same shall be surrendered in exchange for one or more new Notes of the same series in authorized form for the unredeemed portion of principal.

          If provision is made for the payment of principal of, premium, if any, and interest on this Note in accordance with the Indenture, this Note shall no longer be deemed Outstanding under the Indenture, shall cease to be entitled to the benefits of the Indenture and shall thereafter be payable solely from the funds provided for such payment.

          If an Event of Default shall occur, the principal of all the Outstanding Notes may and, under certain circumstances, shall be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Notes and Other Beneficiaries under the Indenture at any time by the Corporation with, among other things, the consent of the Holders of two-thirds of the aggregate Principal Amount of Class A Notes at the time Outstanding, if affected thereby, and with the consent of the Holders of two-thirds of the aggregate Principal Amount of Class B Notes at the time Outstanding, if affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate Principal Amount of the Class A Notes at the time Outstanding or Other Senior Beneficiaries or, if no Senior Obligations are Outstanding, the Holders of specified percentages in aggregate Principal Amount of the Class B Notes at the time Outstanding or Other Subordinate Beneficiaries, on behalf of the Holders of all the Notes, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Registered Holder of this Note and upon all future Registered Holders hereof and of any Note issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          This Note is transferable by the Registered Holder hereof upon surrender of this Note for transfer at the Principal Office of the Note Registrar (which shall be the Trustee unless and until an Authenticating Agent becomes the Note Registrar under the Indenture) or at the Principal Office of a duly appointed Authenticating Agent (the "Authenticating Agent," which term includes any

                                     A-2-6
successor Authenticating Agent under the Indenture), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar or the Authenticating Agent, as the case may be, and executed by the Registered Holder hereof or his attorney duly authorized in writing, with signature guarantees satisfactory to the Note Registrar or the Authenticating Agent, as the case may be. This Note may also be exchanged for one or more other Notes of the same series upon surrender hereof at the Principal Office of the Note Registrar or the Principal Office of an Authenticating Agent. Thereupon the Corporation shall execute and the Trustee or the Authenticating Agent, as the case may be, shall authenticate and deliver, in exchange for this Note, one or more new fully registered Notes in the name of the transferee, of an authorized denomination, in aggregate Principal Amount equal to the Principal Amount of this Note, of the same series and bearing interest at the same rate. Thereupon the Corporation shall execute and the Trustee or the Authenticating Agent, as the case may be, shall authenticate and deliver, in exchange for this Note, one or more new fully registered Notes in the name of the transferee, of an authorized denomination, in aggregate Principal Amount equal to the Principal Amount of this Note, of the same series and bearing interest at the same rate. No Authenticating Agent will be initially appointed with respect to the Series 1997-1F Notes. Notwithstanding the foregoing provisions of this paragraph, no Series 1997-1F Note shall be required to be transferred, (i) during a period beginning at the opening of business fifteen days before any selection of Series 1997-1F Notes for redemption and ending at the close of business on the day of such selection, or (ii) if such Series 1997-1F Note has been selected for redemption in whole or in part.

          The Corporation may require payment by the Registered Holder hereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Note, other than certain exchanges specifically exempted under the Indenture and not involving any transfer.

          The Corporation, the Trustee, each Paying Agent, any Authenticating Agent, the Note Registrar and any other agent of the Corporation may treat the Person in whose name this Note is registered on the Note Register as the absolute owner hereof for all purposes, whether or not this Note is overdue, and neither the Corporation, the Trustee, any Paying Agent, any Authenticating Agent, the Note Registrar nor any other such agent shall be affected by notice to the contrary.

          IT IS HEREBY CERTIFIED, RECITED, COVENANTED AND DECLARED that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the issuance of this Note have happened, do exist, and have been performed in regular and due time, form and manner as so required.

          This Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of

                                     A-2-7

Authentication hereon shall have been signed by the Trustee or by the Authenticating Agent by the manual signature of one of its authorized representatives.

          IN WITNESS WHEREOF, the Corporation has caused this Note to be executed in its name by the manual signatures of its President and Secretary, and its corporate seal to be impressed hereon.

Dated: _______________                            EDUCATION LOANS INCORPORATED


                                                  __________________________
                                                            President

(SEAL)
                                                  __________________________
                                                            Secretary



                         _____________________________

                         CERTIFICATE OF AUTHENTICATION

          This Note is one of the Notes of the series designated therein and issued under the provisions of the within-mentioned Indenture.

                                                FIRST BANK NATIONAL
                                                  ASSOCIATION, as Trustee


                                                By_____________________________
                                                    Authorized Representative


                                     A-2-8

                          __________________________

                                  ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto ________________________ the within Note and irrevocably appoints ____________________________, attorney-in-fact, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated  _______________________

PLEASE INSERT SOCIAL SECURITY
                                     __________________________________________
OR OTHER IDENTIFYING NUMBER          NOTICE: The signature to this assignment
OF ASSIGNEE                          must correspond with the name as it appears
                                     upon the face of the within Note in every
______________________________
                                     particular, without any alteration
                                     whatsoever.

SIGNATURE GUARANTEED:

______________________________


                                     A-2-9

                                  EXHIBIT A-3
                                  -----------

               FORM OF TAXABLE AUCTION RATE SERIES 1997-1 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                         EDUCATION LOANS INCORPORATED

              TAXABLE AUCTION RATE STUDENT LOAN ASSET-BACKED NOTE
                           SENIOR SERIES 1997-G [H]
                                    CLASS A

No. R___                                                              $________



        Stated             Date of Original       Interest
     Maturity Date               Issue              Rate           CUSIP
     -------------         ----------------       --------         -----

     June 1, 2020           July ___, 1997        Variable       83756E ___

REGISTERED HOLDER:   CEDE & CO.


PRINCIPAL AMOUNT:


          FOR VALUE RECEIVED, EDUCATION LOANS INCORPORATED, a nonprofit corporation organized under the laws of the State of South Dakota (the "Corporation," which term includes any successor corporation under the Indenture hereinafter referred to, including, upon completion of the Section 150(d)(3) Transfer, EdLinc), acknowledges itself indebted and hereby promises to pay to the registered holder specified above, or registered assigns (the "Registered Holder"), but solely from the revenues and receipts hereinafter specified and not otherwise, the Principal Amount specified above on the Stated Maturity Date specified above (subject to the right of prior redemption hereinafter mentioned), upon presentation and surrender of this Note at the Principal Office of the Trustee (as hereinafter defined), as Paying Agent for the Series 1997-1 Notes (as hereinafter defined), or a duly appointed successor Paying Agent, and to pay interest on said Principal

                                     A-3-1

Amount, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Registered Holder hereof from the date hereof until the payment of said Principal Amount has been made or duly provided for, payable on each Interest Payment Date, commencing _______, 1997, at the Auction Rate Series 1997-1 Note Interest Rate (as hereinafter described), and at the same rate per annum (to the extent that the payment of such interest shall be legally enforceable) on overdue installments of interest. Payment of interest on this Note on each regularly scheduled Interest Payment Date shall be made by check or draft drawn upon the Paying Agent and mailed to the Person who is the Registered Holder hereof as of 5:00 p.m. in the city in which the Principal Office of the Note Registrar is located on the applicable Regular Record Date at the address of such Registered Holder as it appears on the Note Register maintained by the Note Registrar, or, if the Registered Holder of this Note is the Registered Holder of Series 1997-1 Notes in the aggregate Principal Amount of $1,000,000 or more (or, if less than $1,000,000 in Principal Amount of Series 1997-1 Notes is outstanding, the Registered Holder of all outstanding Series 1997-1 Notes), at the direction of such Registered Holder received by the Paying Agent by 5:00 p.m. in the city in which the Principal Office of the Paying Agent is located on the last Business Day preceding the applicable Regular Record Date, by electronic transfer by the Paying Agent in immediately available funds to an account designated by such Registered Holder. In addition, interest on this Note is payable at the Maturity hereof in the same manner as the principal hereof, unless the date of such Maturity is a regularly scheduled Interest Payment Date, in which event interest is payable in the manner set forth in the preceding sentence. Any interest not so timely paid or duly provided for shall cease to be payable to the Person who is the Registered Holder hereof at the close of business on the Regular Record Date and shall be payable to the Person who is the Registered Holder hereof at the close of business on a special record date for the payment of any such defaulted interest. Such special record date shall be fixed by the Trustee whenever moneys become available for payment of the defaulted interest, and notice of the special record date shall be given to the Registered Holder hereof not less than ten days prior thereto by first-class mail to such Registered Holder as shown on the Note Register on a date selected by the Trustee, stating the date of the special record date and the date fixed for the payment of such defaulted interest. The principal of and interest on this Note are payable in lawful money of the United States of America.

          INTEREST ON THIS NOTE IS SUBJECT TO FEDERAL INCOME TAXATION PURSUANT TO AN ELECTION MADE BY THE CORPORATION UNDER SECTION 625(c) OF THE TAX REFORM ACT OF 1984 AND 26 CFR (S)301.9100-6T(d).

          This Note is one of an authorized issue of Notes (the "Notes"), issued and to be issued by the Corporation in one or more series pursuant to an Indenture of Trust, dated as of July 1, 1997 (as supplemented and amended, the "Indenture"), as supplemented by a First Supplemental Indenture of Trust, dated as of July 1, 1997 (the "First Supplemental Indenture"), each between the Corporation and First Bank

                                     A-3-2

National Association, Minneapolis, Minnesota, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture). As provided in the Indenture, the Notes are issuable in series which may vary as in the Indenture provided or permitted. This Note is one of a series issued in an aggregate Principal Amount of $__________ (the "Series 1997-G [H] Notes"). The Series 1997-G [H] Notes are issued simultaneously with nine other series of Class A Notes issued in the aggregate Principal Amount of $__________ (together with the Series 1997-G [H] Notes, collectively referred to herein as the "Series 1997-1 Senior Notes"), and two series of Class B Notes issued in the aggregate Principal Amount of $__________ (the "Series 1997-1 Subordinate Notes" and, together with the Series 1997-1 Senior Notes, collectively referred to herein as the "Series 1997-1 Notes"). The proceeds of the Series 1997-1 Notes will be used by the Corporation to (a) acquire student loan notes incurred under the Higher Education Act and (b) fund the Reserve Fund.

          Reference is hereby made to the Indenture, copies of which are on file in the principal corporate trust office of the Trustee, and to all of the provisions of which any Registered Holder of this Note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the various classes of Notes and Other Obligations secured thereunder; the student loan acquisition program being financed by the issuance of the Notes; the revenues and other moneys pledged to the payment of the principal of, premium, if any, and interest on the Notes and the Other Obligations; the nature and extent and manner of enforcement of the pledge; the conditions upon which Notes may be issued or Other Obligations may be incurred by the Corporation thereunder, payable from such revenues and other moneys thereunder as Senior Obligations, Subordinate Obligations or Class C Notes; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Holders of the Notes; the rights and remedies of the Registered Holder hereof with respect hereto and thereto, including the limitations upon the right of a Registered Holder hereof to institute any suit, action or proceeding in equity or at law with respect hereto and thereto; the rights, duties and obligations of the Corporation and the Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts and covenants made therein may be discharged at or prior to the Maturity or redemption of this Note, and this Note thereafter no longer be secured by the Indenture, or be deemed to be Outstanding thereunder; and for the other terms and provisions thereof. Terms used with initial capital letters but not defined in this Note have the respective meanings given such terms in the Indenture.
The Series 1997-G [H] Notes are being issued as, and will constitute, taxable Class A Notes under the Indenture. One other series of the Series 1997-1 Senior Notes also is a series of taxable Class A Notes which, like the Series 1997-G [H] Notes, bears interest at an Auction Rate Series 1997-1 Note Interest Rate, and, together with the Series 1997-G [H] Notes, are collectively referred to herein as the "Taxable Auction Rate Series 1997-1 Notes."

          The Notes and Other Obligations are limited obligations of the Corporation, payable solely from the revenues and assets of the Corporation pledged

                                     A-3-3
therefor under the Indenture, including certain notes evidencing Student Loans and the proceeds of the Corporation's bonds, notes or other evidences of indebtedness, if any, issued with respect to the Notes.

          Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Corporation, or join in any institution against the Corporation, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Servicing Agreement.

          The Corporation has structured the Indenture and the Notes with the intention that the Notes will qualify under applicable federal, state, local and foreign tax law as indebtedness of the Corporation secured by the Trust Estate. The Corporation, the Trustee, the Servicer and each Noteholder agree to treat and to take no action inconsistent with the treatment of the Notes as such indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Noteholder, by acceptance of its Note, agrees to be bound by the provisions of this paragraph. Each Noteholder agrees that it will cause any Person acquiring an interest in a Note through it to comply with the Indenture as to treatment as indebtedness under applicable tax law, as described in this paragraph.

          Interest payable on this Note shall be computed on the basis of actual days elapsed and accrue daily from the date hereof (on the basis of a 360-day year), and is payable on each regularly scheduled Interest Payment Date prior to the Maturity of this Note and at the Maturity of this Note. The interest payable on each Interest Payment Date for this Note shall be [calculated on a per unit basis, based on a unit of $100,000, and shall be] that interest which has accrued through the last day preceding such Interest Payment Date or, in the case of the Maturity of this Note, the last day preceding the date of such Maturity. The Auction Rate Series 1997-1 Note Interest Rate shall be effective as of and on the first day (whether or not a Business Day) of the applicable Interest Period and be in effect thereafter through the end of such Interest Period.

          The unpaid Principal Amount hereof from time to time outstanding shall bear interest at an Auction Rate Series 1997-1 Note Interest Rate, as described below, payable on each Interest Payment Date and at the Maturity hereof, such interest to accrue from the later of the date hereof or the date through which interest has been paid or duly provided for.

          During the Initial Interest Period, this Note shall bear interest at the Auction Rate Series 1997-1 Note Initial Interest Rate for the Series 1997-G [H] Notes. Thereafter, until an Auction Period Adjustment, if any, this Note shall bear interest at an Auction Rate Series 1997-1 Note Interest Rate based on an Auction Period that

                                     A-3-4
shall generally consist of 28 days, all as determined in accordance with the applicable provisions of the First Supplemental Indenture.

          In no event shall the Auction Rate Series 1997-1 Note Interest Rate on this Note exceed 18% per annum (the "Auction Rate Series 1997-1 Note Interest Rate Limitation").

          The Auction Period (which shall be the Interest Period), the applicable Auction Rate Series 1997-1 Note Interest Rate, the method of determining the applicable Auction Rate Series 1997-1 Note Interest Rate on each of the Series 1997-G [H] Notes and the Auction Procedures related thereto, including, without limitation, required notices thereof and any changes therein to the Holders or Existing Holders of the Auction Rate Series 1997-1 Notes, will be determined in accordance with the terms, conditions and provisions of the First Supplemental Indenture and the Auction Agent Agreement (Taxable Auction Rate Series 1997-1 Notes), dated as of July 1, 1997 (which, together with any substitute therefor, is herein referred to as the "Auction Agent Agreement"), between the Trustee and Bankers Trust Company (which, together with any substitute therefor, is herein referred to as the "Auction Agent"), to which terms, conditions and provisions specific reference is hereby made, and all of which terms, conditions and provisions are hereby specifically incorporated herein by reference.

          If the Auction Rate for the Series 1997-1G [H] Notes is greater than the Net Loan Rate, then the Auction Rate Series 1997-1 Note Interest Rate applicable to the Taxable Auction Rate Series 1997-1 Notes for that Interest Period will be the Net Loan Rate. If the Auction Rate Series 1997-1 Note Interest Rate applicable to the Series 1997-1G [H] Notes for any Interest Period is the Net Loan Rate, the Trustee shall determine the Carry-Over Amount, if any, with respect to the Series 1997-1G [H] Notes for such Interest Period. Such Carryover Amount shall bear interest calculated at a rate equal to One-Month LIBOR from the Interest Payment Date for the Interest Period with respect to which such Carry-Over Amount was calculated until paid. For purposes of this Note, any reference to "principal" or "interest" herein shall not include within the meaning of such words Carry-Over Amount or any interest accrued on any such Carry-Over Amount. Such Carry-Over Amount shall be separately calculated for each Series 1997-1G [H] Note by the Trustee during such Interest Period in sufficient time for the Trustee to give notice to each Holder of such Carry-Over Amount as required in the next succeeding sentence. On the Interest Payment Date for an Interest Period with respect to which such Carry-Over Amount has been calculated by the Trustee, the Trustee shall give written notice to each Holder of the Carry-Over Amount applicable to each Holder's Series 1997-1G [H] Note, which written notice may accompany the payment of interest by check made to each such Holder on such Interest Payment Date or otherwise shall be mailed on such Interest Payment Date by first class mail, postage prepaid, to each such Holder at such Holder's address as it appears on the registration books maintained by the Note Registrar. Such notice shall state, in addition to such Carry-Over Amount, that, unless and until a Series 1997-1G [H] Note has been redeemed

                                     A-3-5
or has been deemed no longer Outstanding under the First Supplemental Indenture (after which no Carry-Over Amount shall be paid with respect to a Series 1997-1G [H] Note), (i) the Carry-Over Amount (and interest accrued thereon) shall be paid by the Trustee on such Series 1997-1G [H] Note on the first occurring Interest Payment Date for a subsequent Interest Period if and to the extent that
(l) the Eligible Carry-Over Make-Up Amount with respect to such Interest Period is greater than zero, and (2) moneys are available pursuant to the terms of the First Supplemental Indenture to pay such Carry-Over Amount (and interest accrued thereon), and (ii) interest shall accrue on the Carry-Over Amount at a per annum rate equal to One-Month LIBOR until such Carry-Over Amount is paid in full or is canceled.

          The Carry-Over Amount for the Series 1997-1G [H] Notes shall be paid by the Trustee on Outstanding Series 1997-1G [H] Notes on the first occurring Interest Payment Date for a subsequent Interest Period if and to the extent that
(i) the Eligible Carry-Over Make-Up Amount with respect to such Interest Period is greater than zero, and (ii) moneys in the Surplus Account are available on such Interest Payment Date for transfer to the Interest Account for such purpose in accordance with the applicable provisions of the Indenture, after taking into account all other amounts payable from the Surplus Fund on such Interest Payment Date. Any Carry-Over Amount (and any interest accrued thereon) which is unpaid as of an Interest Payment Date with respect to any Series 1997-1G [H] Note, which Series 1997-1G [H] Note is to be redeemed or deemed no longer Outstanding under the First Supplemental Indenture on such Interest Payment Date, shall be paid to the Holder thereof on such Interest Payment Date to the extent that moneys are available therefor in accordance with the provisions of the preceding clause (b); provided, however, that any Carry-Over Amount (and any interest accrued thereon) which is not so paid on such Interest Payment Date shall be canceled with respect to such Series 1997-1G [H] Note on such Interest Payment Date and shall not be paid on any succeeding Interest Payment Date. To the extent that any portion of the Carry-Over Amount (and any interest accrued thereon) remains unpaid after payment of a portion thereof, such unpaid portion shall be paid in whole or in part as required hereunder until fully paid by the Trustee on the next occurring Interest Payment Date or Dates, as necessary, for a subsequent Interest Period or Periods, if and to the extent that the conditions in the first sentence of this paragraph are satisfied. On any Interest Payment Date on which the Trustee pays less than all of the Carry-Over Amount (and any interest accrued thereon) with respect to a Series 1997-1G [H] Note, the Trustee shall give written notice in the manner set forth in the immediately preceding paragraph to the Holder of such Series 1997-1G [H] Note of the Carry-Over Amount remaining unpaid on such Series 1997-1G [H] Note.

          The Interest Payment Date in such subsequent Interest Period on which such Carry-Over Amount for the Series 1997-1G [H] Notes shall be paid shall be determined by the Trustee in accordance with the provisions of the immediately preceding paragraph, and the Trustee shall make payment of the Carry-Over Amount in the same manner as, and from the same Account from which, it pays interest on the Series 1997-1G [H] Notes on an Interest Payment Date.

                                     A-3-6

          By purchasing Series 1997-G [H] Notes, whether in an Auction or otherwise, each purchaser of the Series 1997-G [H] Notes, or its Broker-Dealer, must agree and shall be deemed by such purchase to have agreed (i) to participate in Auctions on the terms described in the First Supplemental Indenture, (ii) to have its beneficial ownership of the Series 1997-G [H] Notes maintained at all times in Book-Entry Form for the account of its Participant, which in turn will maintain records of such beneficial ownership, and (iii) to authorize such Participant to disclose to the Auction Agent such information with respect to such beneficial ownership as the Auction Agent may request. So long as the ownership of Series 1997-G [H] Notes is maintained in Book-Entry Form by the Securities Depository, an Existing Holder may sell, transfer or otherwise dispose of Series 1997-G [H] Notes only pursuant to a Bid or Sell Order placed in an Auction or otherwise sell, transfer or dispose of Series 1997-G [H] Notes through a Broker-Dealer, provided that, in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Participant advises the Auction Agent of such transfer.

          The determination of an Auction Rate Series 1997-1 Note Interest Rate by the Auction Agent or any other authorized Person pursuant to the provisions of the First Supplemental Indenture shall be conclusive and binding on the Holders of the Series 1997-G [H] Notes to which such Auction Rate Series 1997-1
Note Interest Rate applies, and the Corporation and the Trustee may rely thereon for all purposes.

          Notwithstanding any provision of this Note to the contrary, in no event shall the cumulative amount of interest paid or payable on this Note (including interest calculated as provided herein, plus any other amounts that constitute interest on this Note under applicable law, which are contracted for, charged, reserved, taken or received pursuant to this Note or related documents) calculated from the date of issuance of this Note through any subsequent day during the term of this Note or otherwise prior to payment in full of this Note exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or related documents or otherwise contracted for, charged, reserved, taken or received in connection with this Note, or if the redemption or acceleration of the Maturity of this Note results in payment to or receipt by the Registered Holder or any former Registered Holder hereof of any interest in excess of that permitted by applicable law, then notwithstanding any provision of this Note or related documents to the contrary all excess amounts theretofore paid or received with respect to this Note shall be credited on the Principal Amount of this Note (or, if this Note has been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of this Note and related documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Note and under the related documents.

                                     A-3-7

          Subject to compliance with the provisions of the Indenture relating to certain asset requirements, Series 1997-1 Notes may, at the option of the Corporation, be redeemed, in whole but not in part, at a Redemption Price equal to 100% of the Principal Amount of Series 1997-1 Notes to be so redeemed plus accrued interest thereon to the Redemption Date, on any date after the remaining aggregate Principal Balance of Student Loans Financed with proceeds of the Series 1997-1 Notes is less than 10% of the amounts initially deposited to the credit of the Acquisition Fund.

          Subject to compliance with the provisions of the Indenture relating to certain asset requirements, Outstanding Taxable Auction Rate Series 1997-1 Notes of any series may be redeemed, in whole or in part, on any any regularly scheduled Interest Payment Date, at a Redemption Price equal to 100% of the Principal Amount thereof so redeemed, from proceeds of the Taxable Series 1997-1 Notes constituting a portion of the Balance of the Series 1997-1 Taxable Acquisition Account that have not been used to acquire Eligible Loans and from that portion of the Series 1997-1 Taxable Reserve Account which, if left in the Reserve Fund upon such redemption, would cause the Balance in the Reserve Fund to exceed the Reserve Fund Requirement, calculated giving effect to such redemption. Such redemption shall be required on the regularly scheduled Interest Payment Date occuring in September, 1998 (from such proceeds not so used as of August 1, 1998), unless the Corporation delivers to the Trustee: (i) a Corporation Certificate certifying that, based on a Cash Flow Projection, the failure to redeem such Taxable Auction Rate Series 1997-1 Notes will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes and the Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees or to make required deposits to the Rebate Fund, and (ii) written confirmation from each of the Rating Agencies then rating the Series 1997-1 Notes to the effect that the failure to redeem such Taxable Auction Rate Series 1997-1 Notes will not result in a reduction or withdrawal of the rating of the Series 1997-1 Notes.

          Subject to compliance with the provisions of the Indenture relating to certain asset requirements, Outstanding Taxable Auction Rate Series 1997-1 Notes of any series may, at the option of the Corporation, be redeemed on any Interest Rate Adjustment Date for such series or any regularly scheduled Interest Payment Date occurring on or after ___________, in whole or in part, at a Redemption Price equal to 100% of the Principal Amount thereof to be redeemed, from amounts credited to the Series 1997-1 Taxable Retirement Subaccount from the Series 1997-1 Taxable Surplus Subaccount for such purpose in accordance with the Indenture and from that portion of the Series 1997-1 Taxable Reserve Account which exceeds the Reserve Fund Requirement (calculated after giving effect to such redemption). If the Trustee shall have first certified that no deficiencies exist in any of the Rebate Fund, the Note Fund, the Reserve Fund or the Special Redemption and Prepayment Account, the Trustee shall, upon Corporation Order, transfer to the Series 1997-1 Taxable Retirement Account any Balances in the Series 1997-1 Taxable Surplus Subaccount

                                     A-3-8

(other than those consisting of Student Loans) which a Corporation Certificate states are not reasonably expected to be needed for the payment of scheduled Debt Service on the Outstanding Notes and Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees, or for transfer to the Rebate Fund.

          Subject to compliance with the provisions of the Indenture relating to certain asset requirements and certain other requirements, Outstanding Taxable Auction Rate Series 1997-1 Notes of any series may, at the option of the Corporation, be redeemed on any Interest Rate Adjustment Date for such series or any regularly scheduled Interest Payment Date, in whole or in part, at a Redemption Price equal to 100% of the Principal Amount thereof to be redeemed, from amounts credited to the Retirement Account for such purpose.

          If not all Series 1997-1 Notes subject to redemption are to be redeemed, the particular Series 1997-1 Notes to be redeemed are to be selected as provided in the Indenture.

          Notice of redemption shall be given by first-class mail mailed at least 15 days before the Redemption Date to each Holder of Series 1997-G [H] Notes to be redeemed at his last address appearing on the Note Register; but no defect in or failure to give such notice of redemption shall affect the validity of proceedings for redemption of any Series 1997-G [H] Notes not affected by such defect or failure. All Series 1997-G [H] Notes so called for redemption will cease to bear interest on such Redemption Date, provided funds for their redemption have been duly deposited, and, except for the purpose of payment, shall no longer be protected by the Indenture and shall not be deemed Outstanding thereunder.

          It is provided in the Indenture that Series 1997-G [H] Notes of a denomination larger than $100,000 may be redeemed in part ($100,000 or an integral multiple thereof) and that upon any partial redemption of any such Series 1997-G [H] Note the same shall be surrendered in exchange for one or more new Notes of the same series in authorized form for the unredeemed portion of principal.

          If provision is made for the payment of principal of and interest on this Note in accordance with the Indenture, this Note shall no longer be deemed Outstanding under the Indenture, shall cease to be entitled to the benefits of the Indenture and shall thereafter be payable solely from the funds provided for such payment.

          If an Event of Default shall occur, the principal of all the Outstanding Notes may and, under certain circumstances, shall be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the

                                     A-3-9

Corporation and the rights of the Holders of the Notes and Other Beneficiaries under the Indenture at any time by the Corporation with, among other things, the consent of the Holders of two-thirds of the aggregate Principal Amount of Class A Notes at the time Outstanding, if affected thereby, and the consent of the Holders of two-thirds of the aggregate Principal Amount of Class B Notes at the time Outstanding, if affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate Principal Amount of the Class A Notes at the time Outstanding or Other Senior Beneficiaries or, if no Senior Obligations are Outstanding, the Holders of specified percentages in aggregate Principal Amount of the Class B Notes at the time Outstanding or Other Subordinate Beneficiaries, on behalf of the Holders of all the Notes, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Registered Holder of this Note and upon all future Registered Holders hereof and of any Note issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          This Note is transferable by the Registered Holder hereof upon surrender of this Note for transfer at the Principal Office of the Note Registrar (which shall be the Trustee unless and until an Authenticating Agent becomes the Note Registrar under the Indenture) or at the Principal Office of a duly appointed Authenticating Agent (the "Authenticating Agent," which term includes any successor Authenticating Agent under the Indenture), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar or such Authenticating Agent, as the case may be, and executed by the Registered Holder hereof or his attorney duly authorized in writing, with signature guarantees satisfactory to the Note Registrar or such Authenticating Agent, as the case may be. This Note may also be exchanged for one or more other Notes of the same series upon surrender hereof at the Principal Office of the Note Registrar or the Principal Office of an Authenticating Agent.
Thereupon the Corporation shall execute and the Trustee or the Authenticating Agent, as the case may be, shall authenticate and deliver, in exchange for this Note, one or more new fully registered Notes in the name of the transferee, of an authorized denomination, in aggregate Principal Amount equal to the Principal Amount of this Note, of the same series and bearing interest at the same rate. No Authenticating Agent will be initially appointed with respect to the Series 1997-G [H] Notes. Notwithstanding the foregoing provisions of this paragraph, no Series 1997-G [H] Note shall be required to be transferred, (i) during a period beginning at the opening of business fifteen days before any selection of Series 1997-G [H] Notes for redemption and ending at the close of business on the day of such selection, or (ii) if such Series 1997-G [H] Note has been selected for redemption in whole or in part.

          The Corporation may require payment by the Registered Holder hereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Note, other than

                                    A-3-10
certain exchanges specifically exempted under the Indenture and not involving any transfer.

          The Corporation, the Trustee, each Paying Agent, any Authenticating Agent, the Note Registrar and any other agent of the Corporation may treat the Person in whose name this Note is registered on the Note Register as the absolute owner hereof for all purposes, whether or not this Note is overdue, and neither the Corporation, the Trustee, any Paying Agent, any Authenticating Agent, the Note Registrar nor any other such agent shall be affected by notice to the contrary.

          IT IS HEREBY CERTIFIED, RECITED, COVENANTED AND DECLARED that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the issuance of this Note have happened, do exist, and have been performed in regular and due time, form and manner as so required.

          This Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been signed by the Trustee or by the Authenticating Agent by the manual signature of one of its authorized representatives.

                                    A-3-11

          IN WITNESS WHEREOF, the Corporation has caused this Note to be executed in its name by the manual signatures of its President and Secretary, and its corporate seal to be impressed hereon.

Dated: _______________                            EDUCATION LOANS INCORPORATED


                                                  __________________________
                                                            President

(SEAL)
                                                  __________________________
                                                            Secretary



                         _____________________________

                         CERTIFICATE OF AUTHENTICATION

          This Note is one of the Notes of the series designated therein and issued under the provisions of the within-mentioned Indenture.

                                                  FIRST BANK NATIONAL
                                                    ASSOCIATION, as Trustee


                                                  By____________________________
                                                      Authorized Representative

                                    A-3-12

                       ________________________________

                                  ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto ________________________ the within Note and irrevocably appoints ____________________________, attorney-in-fact, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated  _______________________

PLEASE INSERT SOCIAL SECURITY
                                     ___________________________________________
OR OTHER IDENTIFYING NUMBER          NOTICE:  The signature to this assignment
OF ASSIGNEE                          must correspond with the name as it appears
                                     upon the face of the within Note in every
                                     particular, without any alteration
______________________________
                                     whatsoever.

SIGNATURE GUARANTEED:


______________________________

                                    A-3-13

                                  EXHIBIT A-4
                                  -----------

                 FORM OF LIBOR RATE SERIES 1997-1 SENIOR NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                         EDUCATION LOANS INCORPORATED

               TAXABLE LIBOR RATE STUDENT LOAN ASSET-BACKED NOTE
                           SENIOR SERIES 1997-I [J]
                                    CLASS A

No. R______                                                    $________________

        Stated            Date of Original        Interest
     Maturity Date             Issue                Rate           CUSIP
     -------------        ----------------        --------         -----

     June 1, 2020          July ___, 1997         Variable         83756E ___

REGISTERED HOLDER:   CEDE & CO.


PRINCIPAL AMOUNT:


          FOR VALUE RECEIVED, EDUCATION LOANS INCORPORATED, a nonprofit corporation organized under the laws of the State of South Dakota (the "Corporation," which term includes any successor corporation under the Indenture hereinafter referred to, including, upon completion of the Section 150(d)(3) Transfer, EdLinc), acknowledges itself indebted and hereby promises to pay to the registered holder specified above, or registered assigns (the "Registered Holder"), but solely from the revenues and receipts hereinafter specified and not otherwise, the Principal Amount specified above on the Stated Maturity Date specified above (subject to the right of prior redemption hereinafter mentioned), upon presentation and surrender of this Note at the Principal Office of the Trustee (as hereinafter defined), as Paying Agent for the Series 1997-1 Notes (as hereinafter defined), or a duly appointed successor Paying Agent, and to pay interest on said Principal

                                     A-4-1

Amount, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Registered Holder hereof from the date hereof until the payment of said Principal Amount has been made or duly provided for, payable on each Interest Payment Date, commencing ___________, 1997, at the LIBOR Rate Series 1997-1 Note Interest Rate (as hereinafter described), and at the same rate per annum (to the extent that the payment of such interest shall be legally enforceable) on overdue installments of interest. Payment of interest on this Note on each regularly scheduled Interest Payment Date shall be made by check or draft drawn upon the Paying Agent and mailed to the Person who is the Registered Holder hereof as of 5:00 p.m. in the city in which the Principal Office of the Note Registrar is located on the applicable Regular Record Date at the address of such Registered Holder as it appears on the Note Register maintained by the Note Registrar, or, if the Registered Holder of this Note is the Registered Holder of Series 1997-1 Notes in the aggregate Principal Amount of $1,000,000 or more (or, if less than $1,000,000 in Principal Amount of Series 1997-1 Notes is outstanding, the Registered Holder of all outstanding Series 1997-1 Notes), at the direction of such Registered Holder received by the Paying Agent by 5:00 p.m. in the city in which the Principal Office of the Paying Agent is located on the last Business Day preceding the applicable Regular Record Date, by electronic transfer by the Paying Agent in immediately available funds to an account designated by such Registered Holder. In addition, interest on this Note is payable at the Maturity hereof in the same manner as the principal hereof, unless the date of such Maturity is a regularly scheduled Interest Payment Date, in which event interest is payable in the manner set forth in the preceding sentence. Any interest not so timely paid or duly provided for shall cease to be payable to the Person who is the Registered Holder hereof at the close of business on the Regular Record Date and shall be payable to the Person who is the Registered Holder hereof at the close of business on a special record date for the payment of any such defaulted interest. Such special record date shall be fixed by the Trustee whenever moneys become available for payment of the defaulted interest, and notice of the special record date shall be given to the Registered Holder hereof not less than ten days prior thereto by first-class mail to such Registered Holder as shown on the Note Register on a date selected by the Trustee, stating the date of the special record date and the date fixed for the payment of such defaulted interest. The principal of and interest on this Note are payable in lawful money of the United States of America.

          INTEREST ON THIS NOTE IS SUBJECT TO FEDERAL INCOME TAXATION PURSUANT TO AN ELECTION MADE BY THE CORPORATION UNDER SECTION 625(c) OF THE TAX REFORM ACT OF 1984 AND 26 CFR (S)301.9100-6T(d).

          This Note is one of an authorized issue of Notes (the "Notes"), issued and to be issued by the Corporation in one or more series pursuant to an Indenture of Trust, dated as of July 1, 1997 (as supplemented and amended, the "Indenture"), as supplemented by a First Supplemental Indenture of Trust, dated as of July 1, 1997 (the "First Supplemental Indenture"), each between the Corporation and First Bank

                                     A-4-2

National Association, Minneapolis, Minnesota, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture). As provided in the Indenture, the Notes are issuable in series which may vary as in the Indenture provided or permitted. This Note is one of a series issued in an aggregate
Principal Amount of $_________________(the "Series 1997-I [J] Notes").   The
Series 1997-I [J] Notes are issued simultaneously with nine other series of Class A Notes issued in the aggregate Principal Amount of $_______________ (together with the Series 1997-I [J] Notes, collectively referred to herein as the "Series 1997-1 Senior Notes"), and two series of Class B Notes issued in the aggregate Principal Amount of $_____________________(the "Series 1997-1 Subordinate Notes" and, together with the Series 1997-1 Senior Notes, collectively referred to herein as the "Series 1997-1 Notes"). The proceeds of the Series 1997-1 Notes will be used by the Corporation to (a) acquire student loan notes incurred under the Higher Education Act and (b) fund the Reserve Fund.

          Reference is hereby made to the Indenture, copies of which are on file in the principal corporate trust office of the Trustee, and to all of the provisions of which any Registered Holder of this Note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the various classes of Notes and Other Obligations secured thereunder; the student loan acquisition program being financed by the issuance of the Notes; the revenues and other moneys pledged to the payment of the principal of, premium, if any, and interest on the Notes and the Other Obligations; the nature and extent and manner of enforcement of the pledge; the conditions upon which Notes may be issued or Other Obligations may be incurred by the Corporation thereunder, payable from such revenues and other moneys thereunder as Senior Obligations, Subordinate Obligations or Class C Notes; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Holders of the Notes; the rights and remedies of the Registered Holder hereof with respect hereto and thereto, including the limitations upon the right of a Registered Holder hereof to institute any suit, action or proceeding in equity or at law with respect hereto and thereto; the rights, duties and obligations of the Corporation and the Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts and covenants made therein may be discharged at or prior to the Maturity or redemption of this Note, and this Note thereafter no longer be secured by the Indenture, or be deemed to be Outstanding thereunder; and for the other terms and provisions thereof. Terms used with initial capital letters but not defined in this Note have the respective meanings given such terms in the Indenture.
The Series 1997-I [J] Notes are being issued as, and will constitute, taxable Class A Notes under the Indenture. One other series of the Series 1997-1 Senior Notes also is a series of taxable Class A Notes which, like the Series 1997-I [J] Notes, bears interest at a LIBOR Rate Series 1997-1 Note Interest Rate, and, together with the Series 1997-I [J] Notes, are collectively referred to herein as the "LIBOR Rate Series 1997-1 Senior Notes."

          The Notes and Other Obligations are limited obligations of the Corporation, payable solely from the revenues and assets of the Corporation pledged therefor under the Indenture, including certain notes evidencing Student Loans and

                                     A-4-3
the proceeds of the Corporation's bonds, notes or other evidences of indebtedness, if any, issued with respect to the Notes.

          Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Corporation, or join in any institution against the Corporation, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Servicing Agreement.

          The Corporation has structured the Indenture and the Notes with the intention that the Notes will qualify under applicable federal, state, local and foreign tax law as indebtedness of the Corporation secured by the Trust Estate. The Corporation, the Trustee, the Servicer and each Noteholder agree to treat and to take no action inconsistent with the treatment of the Notes as such indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Noteholder, by acceptance of its Note, agrees to be bound by the provisions of this paragraph. Each Noteholder agrees that it will cause any Person acquiring an interest in a Note through it to comply with the Indenture as to treatment as indebtedness under applicable tax law, as described in this paragraph.

          Interest payable on this Note shall be computed on the basis of actual days elapsed and accrue daily from the date hereof (on the basis of a 360-day year), and is payable on each regularly scheduled Interest Payment Date prior to the Maturity of this Note and at the Maturity of this Note. The interest payable on each Interest Payment Date for this Note shall be [calculated on a per unit basis, based on a unit of $100,000, and shall be] that interest which has accrued through the last day preceding such Interest Payment Date or, in the case of the Maturity of this Note, the last day preceding the date of such Maturity. The LIBOR Rate Series 1997-1 Note Interest Rate shall be effective as of and on the first day (whether or not a Business Day) of the applicable Interest Period and be in effect thereafter through the end of such Interest Period.

          The unpaid Principal Amount hereof from time to time outstanding shall bear interest at a LIBOR Rate Series 1997-1 Note Interest Rate, as described below, payable on each Interest Payment Date and at the Maturity hereof, such interest to accrue from the later of the date hereof or the date through which interest has been paid or duly provided for.

          During the Initial Interest Period, this Note shall bear interest at the LIBOR Rate Series 1997-1 Note Initial Interest Rate for the Series 1997-I [J] Notes. The interest rate to be borne by this Note during each Interest Period thereafter shall be determined on the related Interest Rate Determination Date and shall be equal to the lesser of (i) the sum of One-Month LIBOR determined with respect to such

                                     A-4-4

Interest Rate Determination Date plus _____% (which is herein referred to as the "LIBOR Rate Series 1997-1 Note LIBOR-Based Rate"), and (ii) the Net Loan Rate determined with respect to such Interest Rate Determination Date. The Trustee shall determine such interest rate on each Interest Rate Determination Date.

          Notwithstanding any other provision of this Note or the First Supplemental Indenture, interest payable on this Note for an Interest Period shall never exceed for such Interest Period the amount of interest payable at the Net Loan Rate in effect for such Interest Period.

          If the LIBOR Rate Series 1997-1 Note LIBOR-Based Rate for the Series 1997-1I [J] Notes is greater than the Net Loan Rate, then the LIBOR Rate Series 1997-1 Note Interest Rate applicable to the Series 1997-1I [J] Notes for that Interest Period will be the Net Loan Rate. If the LIBOR Rate Series 1997-1 Note Interest Rate applicable to the Series 1997-1I [J] Notes for any Interest Period is the Net Loan Rate, the Trustee shall determine the Carry-Over Amount, if any, with respect to the Series 1997-1I [J] Notes for such Interest Period. Such Carryover Amount shall bear interest calculated at a rate equal to the LIBOR Rate Series 1997-1 Note LIBOR-Based Rate (as determined by the Trustee) from the Interest Payment Date for the Interest Period with respect to which such Carry-Over Amount was calculated until paid. For purposes of this Note, any reference to "principal" or "interest" herein shall not include within the meaning of such words Carry-Over Amount or any interest accrued on any such Carry-Over Amount. Such Carry-Over Amount shall be separately calculated for each Series 1997-1I [J] Note by the Trustee during such Interest Period in sufficient time for the Trustee to give notice to each Holder of such Carry-Over Amount as required in the next succeeding sentence. On the Interest Payment Date for an Interest Period with respect to which such Carry-Over Amount has been calculated by the Trustee, the Trustee shall give written notice to each Holder of the Carry-Over Amount applicable to each Holder's Series 1997-1I [J] Note, which written notice may accompany the payment of interest by check made to each such Holder on such Interest Payment Date or otherwise shall be mailed on such Interest Payment Date by first class mail, postage prepaid, to each such Holder at such Holder's address as it appears on the registration books maintained by the Note Registrar. Such notice shall state, in addition to such Carry-Over Amount, that, unless and until a Series 1997-1I [J] Note has been redeemed or has been deemed no longer Outstanding under the First Supplemental Indenture (after which no Carry-Over Amount shall be paid with respect to a Series 1997-1I [J] Note),
(i) the Carry-Over Amount (and interest accrued thereon) shall be paid by the Trustee on such Series 1997-1I [J] Note on the first occurring Interest Payment Date for a subsequent Interest Period if and to the extent that (l) the Eligible Carry-Over Make-Up Amount with respect to such Interest Period is greater than zero, and (2) moneys are available pursuant to the terms of the First Supplemental Indenture to pay such Carry-Over Amount (and interest accrued thereon), and (ii) interest shall accrue on the Carry-Over Amount at a per annum rate equal to the LIBOR Rate Series 1997-1 Note LIBOR-Based Rate until such Carry-Over Amount is paid in full or is canceled.

                                     A-4-5

          The Carry-Over Amount for the Series 1997-1I [J] Notes shall be paid by the Trustee on Outstanding Series 1997-1I [J] Notes on the first occurring Interest Payment Date for a subsequent Interest Period if and to the extent that
(i) the Eligible Carry-Over Make-Up Amount with respect to such Interest Period is greater than zero, and (ii) moneys in the Surplus Account are available on such Interest Payment Date for transfer to the Interest Account for such purpose in accordance with the applicable provisions of the Indenture, after taking into account all other amounts payable from the Surplus Fund on such Interest Payment Date. Any Carry-Over Amount (and any interest accrued thereon) which is unpaid as of an Interest Payment Date with respect to any Series 1997-1I [J] Note, which Series 1997-1I [J] Note is to be redeemed or deemed no longer Outstanding under the First Supplemental Indenture on such Interest Payment Date, shall be paid to the Holder thereof on such Interest Payment Date to the extent that moneys are available therefor in accordance with the provisions of the preceding clause (b); provided, however, that any Carry-Over Amount (and any interest accrued thereon) which is not so paid on such Interest Payment Date shall be canceled with respect to such Series 1997-1I [J] Note on such Interest Payment Date and shall not be paid on any succeeding Interest Payment Date. To the extent that any portion of the Carry-Over Amount (and any interest accrued thereon) remains unpaid after payment of a portion thereof, such unpaid portion shall be paid in whole or in part as required hereunder until fully paid by the Trustee on the next occurring Interest Payment Date or Dates, as necessary, for a subsequent Interest Period or Periods, if and to the extent that the conditions in the first sentence of this paragraph are satisfied. On any Interest Payment Date on which the Trustee pays less than all of the Carry-Over Amount (and any interest accrued thereon) with respect to a Series 1997-1I [J] Note, the Trustee shall give written notice in the manner set forth in the immediately preceding paragraph to the Holder of such Series 1997-1I [J] Note of the Carry-Over Amount remaining unpaid on such Series 1997-1I [J] Note.

          The Interest Payment Date in such subsequent Interest Period on which such Carry-Over Amount for the Series 1997-1I [J] Notes shall be paid shall be determined by the Trustee in accordance with the provisions of the immediately preceding paragraph, and the Trustee shall make payment of the Carry-Over Amount in the same manner as, and from the same Account from which, it pays interest on the Series 1997-1I [J] Notes on an Interest Payment Date.

          In the event that the Trustee no longer determines, or fails to determine, when required, the LIBOR Rate Series 1997-1 Note LIBOR-Based Rate with respect to the Series 1997-1I [J] Notes, or if, for any reason, such manner of determination shall be held to be invalid or unenforceable, the LIBOR Rate Series 1997-1 Note LIBOR-Based Rate for each succeeding Interest Period shall be the Net Loan Rate as determined by or on behalf of the Corporation with respect to the related Interest Rate Determination Date, and if the Corporation shall fail or refuse to determine such Net Loan Rate, the Net Loan Rate shall be determined by a securities dealer appointed by the Trustee capable of making such a determination

                                     A-4-6
in accordance with the provisions hereof and written notice of such determination shall be given by such securities dealer to the Trustee.

          The determination of a LIBOR Rate Series 1997-1 Note Interest Rate by the Trustee or any other authorized Person pursuant to the provisions of the First Supplemental Indenture shall be conclusive and binding on the Holders of the Series 1997-I [J] Notes to which such LIBOR Rate Series 1997-1 Note Interest Rate applies, and the Corporation and the Trustee may rely thereon for all purposes.

          Notwithstanding any provision of this Note to the contrary, in no event shall the cumulative amount of interest paid or payable on this Note (including interest calculated as provided herein, plus any other amounts that constitute interest on this Note under applicable law, which are contracted for, charged, reserved, taken or received pursuant to this Note or related documents) calculated from the date of issuance of this Note through any subsequent day during the term of this Note or otherwise prior to payment in full of this Note exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or related documents or otherwise contracted for, charged, reserved, taken or received in connection with this Note, or if the redemption or acceleration of the Maturity of this Note results in payment to or receipt by the Registered Holder or any former Registered Holder hereof of any interest in excess of that permitted by applicable law, then notwithstanding any provision of this Note or related documents to the contrary all excess amounts theretofore paid or received with respect to this Note shall be credited on the Principal Amount of this Note (or, if this Note has been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of this Note and related documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Note and under the related documents.

          Subject to compliance with the provisions of the Indenture relating to certain asset requirements, Outstanding LIBOR Rate Series 1997-1 Notes shall receive prepayments of principal on any Interest Payment Date from moneys available therefor in the Series 1997-1 Taxable Special Redemption and Prepayment Subaccount in accordance with the provisions of the First Supplemental Indenture. All prepayments of principal in accordance with the preceding sentence shall, subject to satisfying the asset requirements of the Indenture, be allocated between the LIBOR Rate Series 1997-1 Senior Notes and the Series 1997-1L Notes pro rata based upon their respective aggregate Principal Amounts. All such prepayments of principal allocated to the LIBOR Rate Series 1997-1 Senior Notes shall be applied to the Series 1997-1I Notes so long as any such Notes remain Outstanding, and thereafter to the Series 1997-1J Notes. All such prepayments of principal applied to the Series 1997-I [J] Notes shall be allocated pro rata, based upon their respective

                                     A-4-7

Principal Amounts, to the reduction of the Principal Amount of all Series 1997-I [J] Notes.

          Subject to compliance with the provisions of the Indenture relating to certain asset requirements, Series 1997-1 Notesmay, at the option of the Corporation, be redeemed, in whole but not in part, at a Redemption Price equal to 100% of the Principal Amount of Series 1997-1 Notes to be so redeemed plus accrued interest thereon to the Redemption Date, on any date after the remaining aggregate Principal Balance of Student Loans Financed with proceeds of the Series 1997-1 Notes is less than 10% of the amounts initially deposited to the credit of the Acquisition Fund.

          Notice of redemption shall be given by first-class mail mailed at least 30 days before the Redemption Date to each Holder of Series 1997-I [J] Notes to be redeemed at his last address appearing on the Note Register; but no defect in or failure to give such notice of redemption shall affect the validity of proceedings for redemption of any Series 1997-I [J] Notes not affected by such defect or failure. All Series 1997-I [J] Notes so called for redemption will cease to bear interest on such Redemption Date, provided funds for their redemption have been duly deposited, and, except for the purpose of payment, shall no longer be protected by the Indenture and shall not be deemed Outstanding thereunder.

          It is provided in the Indenture that Series 1997-I [J] Notes of an Authorized Denomination larger than $100,000 may be redeemed in part ($100,000 in original Principal Amount or an integral multiple thereof) and that upon any partial redemption of any such Series 1997-I [J] Note the same shall be surrendered in exchange for one or more new Notes of the same series in authorized form for the unredeemed portion of principal.

          If provision is made for the payment of principal of and interest on this Note in accordance with the Indenture, this Note shall no longer be deemed Outstanding under the Indenture, shall cease to be entitled to the benefits of the Indenture and shall thereafter be payable solely from the funds provided for such payment.

          If an Event of Default shall occur, the principal of all the Outstanding Notes may and, under certain circumstances, shall be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Notes and Other Beneficiaries under the Indenture at any time by the Corporation with, among other things, the consent of the Holders of two-thirds of the aggregate Principal Amount of Class A Notes at the time Outstanding, if affected thereby, and the consent of the Holders of two-thirds of the aggregate Principal Amount of Class B Notes at the time

                                     A-4-8

Outstanding, if affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate Principal Amount of the Class A Notes at the time Outstanding or Other Senior Beneficiaries or, if no Senior Obligations are Outstanding, the Holders of specified percentages in aggregate Principal Amount of the Class B Notes at the time Outstanding or Other Subordinate Beneficiaries, on behalf of the Holders of all the Notes, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Registered Holder of this Note and upon all future Registered Holders hereof and of any Note issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          This Note is transferable by the Registered Holder hereof upon surrender of this Note for transfer at the Principal Office of the Note Registrar (which shall be the Trustee unless and until an Authenticating Agent becomes the Note Registrar under the Indenture) or at the Principal Office of a duly appointed Authenticating Agent (the "Authenticating Agent," which term includes any successor Authenticating Agent under the Indenture), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar or such Authenticating Agent, as the case may be, and executed by the Registered Holder hereof or his attorney duly authorized in writing, with signature guarantees satisfactory to the Note Registrar or such Authenticating Agent, as the case may be. This Note may also be exchanged for one or more other Notes of the same series upon surrender hereof at the Principal Office of the Note Registrar or the Principal Office of an Authenticating Agent.
Thereupon the Corporation shall execute and the Trustee or the Authenticating Agent, as the case may be, shall authenticate and deliver, in exchange for this Note, one or more new fully registered Notes in the name of the transferee, of an authorized denomination, in aggregate Principal Amount equal to the Principal Amount of this Note, of the same series and bearing interest at the same rate. No Authenticating Agent will be initially appointed with respect to the Series 1997-I [J] Notes. Notwithstanding the foregoing provisions of this paragraph, no Series 1997-I [J] Note shall be required to be transferred, (i) during a period beginning at the opening of business fifteen days before any selection of Series 1997-I [J] Notes for redemption and ending at the close of business on the day of such selection, or (ii) if such Series 1997-I [J] Note has been selected for redemption in whole or in part.

          The Corporation may require payment by the Registered Holder hereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Note, other than certain exchanges specifically exempted under the Indenture and not involving any transfer.

          The Corporation, the Trustee, each Paying Agent, any Authenticating Agent, the Note Registrar and any other agent of the Corporation may treat the Person in whose name this Note is registered on the Note Register as the absolute

                                     A-4-9
owner hereof for all purposes, whether or not this Note is overdue, and neither the Corporation, the Trustee, any Paying Agent, any Authenticating Agent, the Note Registrar nor any other such agent shall be affected by notice to the contrary.

          IT IS HEREBY CERTIFIED, RECITED, COVENANTED AND DECLARED that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the issuance of this Note have happened, do exist, and have been performed in regular and due time, form and manner as so required.

          This Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been signed by the Trustee or by the Authenticating Agent by the manual signature of one of its authorized representatives.

          IN WITNESS WHEREOF, the Corporation has caused this Note to be executed in its name by the manual signatures of its President and Secretary, and its corporate seal to be impressed hereon.

Dated: ___________________                        EDUCATION LOANS INCORPORATED


                                                  ____________________________
                                                            President

(SEAL)
                                                  ____________________________
                                                            Secretary



                          _____________________________

                          CERTIFICATE OF AUTHENTICATION

          This Note is one of the Notes of the series designated therein and issued under the provisions of the within-mentioned Indenture.

                                                  FIRST BANK NATIONAL
                                                    ASSOCIATION, as Trustee


                                                  By____________________________
                                                      Authorized Representative

                                    A-4-10

                         _____________________________

                                  ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto ________________________ the within Note and irrevocably appoints ____________________________, attorney-in-fact, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated  _______________________

PLEASE INSERT SOCIAL SECURITY             ______________________________________
OR OTHER IDENTIFYING NUMBER               NOTICE:  The signature to this
OF ASSIGNEE                               assignment must correspond with the
                                          name as it appears upon the face of
______________________________            the within Note in every particular,
                                          without any alteration whatsoever.

SIGNATURE GUARANTEED:

_____________________________

                                    A-4-11

                                  EXHIBIT B-1
                                  -----------

                         FORM OF SERIES 1997-1K NOTES
                         -----------------------------

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                         EDUCATION LOANS INCORPORATED

             TAX EXEMPT FIXED RATE STUDENT LOAN ASSET-BACKED NOTE
                          SUBORDINATE SERIES 1997-1K
                                    CLASS B

No. R_____                                                      $__________

        Stated          Date of Original      Interest
     Maturity Date           Issue              Rate         CUSIP
     -------------      ----------------      ---------      -----

     June 1, 2020         July 1, 1997                      83756E___


REGISTERED HOLDER:   CEDE & CO.


PRINCIPAL AMOUNT:


          FOR VALUE RECEIVED, EDUCATION LOANS INCORPORATED, a nonprofit corporation organized under the laws of the State of South Dakota (the "Corporation," which term includes any successor corporation under the Indenture hereinafter referred to, including, upon completion of the Section 150(d)(3) Transfer, EdLinc), acknowledges itself indebted and hereby promises to pay to the registered holder specified above, or registered assigns (the "Registered Holder"), but solely from the revenues and receipts hereinafter specified and not otherwise, the Principal Amount specified above on the Stated Maturity Date specified above (subject to the right of prior redemption hereinafter mentioned), upon presentation and surrender of this Note at the Principal Office of the Trustee (as hereinafter defined), as Paying Agent for the Series 1997-1 Notes (as hereinafter defined), or a duly appointed successor Paying Agent, and to pay interest on said Principal

                                     B-1-1

Amount, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Registered Holder hereof from the date hereof until the payment of said Principal Amount has been made or duly provided for, at the rate per annum specified above, payable semiannually on the first day of June and December in each year, commencing December 1, 1997, and at the same rate per annum (to the extent that the payment of such interest shall be legally enforceable) on overdue installments of interest. Payment of interest on this Note on each regularly scheduled Interest Payment Date shall be made by check or draft drawn upon the Paying Agent and mailed to the Person who is the Registered Holder hereof as of 5:00 p.m. in the city in which the Principal Office of the Note Registrar is located on the applicable Regular Record Date at the address of such Registered Holder as it appears on the Note Register maintained by the Note Registrar, or, if the Registered Holder of this Note is the Registered Holder of Series 1997-1 Notes in the aggregate Principal Amount of $1,000,000 or more (or, if less than $1,000,000 in Principal Amount of Series 1997-1 Notes is outstanding, the Registered Holder of all outstanding Series 1997-1 Notes), at the direction of such Registered Holder received by the Paying Agent by 5:00 p.m. in the city in which the Principal Office of the Paying Agent is located on the last Business Day preceding the applicable Regular Record Date, by electronic transfer by the Paying Agent in immediately available funds to an account designated by such Registered Holder. In addition, premium, if any, and interest on this Note are payable at the Maturity hereof in the same manner as the principal hereof, unless the date of such Maturity is a regularly scheduled Interest Payment Date, in which event interest is payable in the manner set forth in the preceding sentence. Any interest not so timely paid or duly provided for shall cease to be payable to the Person who is the Registered Holder hereof at the close of business on the Regular Record Date and shall be payable to the Person who is the Registered Holder hereof at the close of business on a special record date for the payment of any such defaulted interest. Such special record date shall be fixed by the Trustee whenever moneys become available for payment of the defaulted interest, and notice of the special record date shall be given to the Registered Holder hereof not less than ten days prior thereto by first-class mail to such Registered Holder as shown on the Note Register on a date selected by the Trustee, stating the date of the special record date and the date fixed for the payment of such defaulted interest. The principal of, premium, if any, and interest on this Note are payable in lawful money of the United States of America.

          This Note is one of an authorized issue of Notes (the "Notes"), issued and to be issued by the Corporation in one or more series pursuant to an Indenture of Trust, dated as of July 1, 1997 (as supplemented and amended, the "Indenture"), as supplemented by a First Supplemental Indenture of Trust, dated as of July 1, 1997 (the "First Supplemental Indenture"), each between the Corporation and First Bank National Association, Minneapolis, Minnesota, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture). As provided in the Indenture, the Notes are issuable in series which may vary as in the Indenture provided or permitted. This Note is one of a series of Class B Notes issued in an aggregate Principal Amount of
$_______________ (the "Series 1997-1K Notes").   The

                                     B-1-2

Series 1997-1K Notes are issued simultaneously with one other series of Class B Notes issued in the aggregate Principal Amount of $_______________ (together with the Series 1997-1K Notes, collectively referred to herein as the "Series 1997-1 Subordinate Notes") and ten series of Class A Notes issued in the aggregate Principal Amount of $_______________ (the "Series 1997-1 Senior Notes" and, together with the Series 1997-1 Subordinate Notes, collectively referred to herein as the "Series 1997-1 Notes"). The proceeds of the Series 1997-1 Notes will be used by the Corporation to (a) acquire student loan notes incurred under the Higher Education Act and (b) fund the Reserve Fund.

          Reference is hereby made to the Indenture, copies of which are on file in the principal corporate trust office of the Trustee, and to all of the provisions of which any Registered Holder of this Note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the various classes of Notes and Other Obligations secured thereunder; the student loan acquisition program being financed by the issuance of the Notes; the revenues and other moneys pledged to the payment of the principal of, premium, if any, and interest on the Notes and the Other Obligations; the nature and extent and manner of enforcement of the pledge; the conditions upon which Notes may be issued or Other Obligations may be incurred by the Corporation thereunder, payable from such revenues and other moneys thereunder as Senior Obligations, Subordinate Obligations or Class C Notes; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Holders of the Notes; the rights and remedies of the Registered Holder hereof with respect hereto and thereto, including the limitations upon the right of a Registered Holder hereof to institute any suit, action or proceeding in equity or at law with respect hereto and thereto; the rights, duties and obligations of the Corporation and the Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts and covenants made therein may be discharged at or prior to the Maturity or redemption of this Note, and this Note thereafter no longer be secured by the Indenture, or be deemed to be Outstanding thereunder; and for the other terms and provisions thereof. Terms used with initial capital letters but not defined in this Note have the respective meanings given such terms in the Indenture.
The Series 1997-1K Notes are being issued as, and will constitute, Tax Exempt Class B Notes under the Indenture.

          The Notes and Other Obligations are limited obligations of the Corporation, payable solely from the revenues and assets of the Corporation pledged therefor under the Indenture, including certain notes evidencing Student Loans and the proceeds of the Corporation's bonds, notes or other evidences of indebtedness, if any, issued with respect to the Notes.

          Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Corporation, or join in any institution against the Corporation, any bankruptcy, reorganization, arrangement, insolvency or

                                     B-1-3
liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Servicing Agreement.

          The Corporation has structured the Indenture and the Notes with the intention that the Notes will qualify under applicable federal, state, local and foreign tax law as indebtedness of the Corporation secured by the Trust Estate. The Corporation, the Trustee, the Servicer and each Noteholder agree to treat and to take no action inconsistent with the treatment of the Notes as such indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Noteholder, by acceptance of its Note, agrees to be bound by the provisions of this paragraph. Each Noteholder agrees that it will cause any Person acquiring an interest in a Note through it to comply with the Indenture as to treatment as indebtedness under applicable tax law, as described in this paragraph.

          The Series 1997-1K Notes constitute Class B Notes under the Indenture which are subordinated in right of payment, the direction of remedies and certain other matters in accordance with the terms of the Indenture to the rights of the Holders of Class A Notes issued from time to time under the Indenture (including, without limitation the Series 1997-1 Senior Notes) and Other Senior Beneficiaries thereunder. A failure to pay principal of, premium, if any, or interest on this Class B Note will not constitute an Event of Default under the Indenture if any Senior Obligation is Outstanding.

          Subject to compliance with the provisions of the Indenture relating to certain asset requirements, Outstanding Series 1997-1K Notes may, at the option of the Corporation (and at such time as no Tax Exempt Auction Rate Series 1997-1 Notes are Outstanding), be redeemed, in whole or in part, on any date, at a Redemption Price equal to 100% of the Principal Amount thereof so redeemed, from proceeds of the Tax Exempt Series 1997-1 Notes constituting a portion of the Balance of the Series 1997-1 Tax Exempt Acquisition Account that have not been used to acquire Eligible Loans and from that portion of the Series 1997-1 Tax Exempt Reserve Account which, if left in the Reserve Fund upon such redemption, would cause the Balance in the Reserve Fund to exceed the Reserve Fund Requirement, calculated giving effect to such redemption. Such redemption shall be required on June 1, 2001 (to the extent the proceeds in the Series 1997-1 Tax Exempt Acquisition Account not so used as of April 15, 2001, exceed $________________) and on June 1, 2002 (from such proceeds not so used as of April 15, 2002), unless the Corporation delivers to the Trustee: (i) an opinion of Bond Counsel stating in effect that such redemption is not required pursuant to the Code and that failure to so redeem Tax Exempt Series 1997-1 Notes will not adversely affect the tax exempt status of interest on any Tax Exempt Series 1997-1 Notes for federal income tax purposes, (ii) a Corporation Certificate certifying that, based on a Cash Flow Projection, the failure to so redeem Tax Exempt Series 1997-1 Notes will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes and the

                                     B-1-4

Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees or to make required deposits to the Rebate Fund, and (iii) written confirmation from each of the Rating Agencies then rating the Series 1997-1 Notes to the effect that the failure to so redeem Tax Exempt Series 1997-1 Notes will not result in a reduction or withdrawal of the rating of the Series 1997-1 Notes.

          Subject to compliance with the provisions of the Indenture relating to certain asset requirements, Outstanding Series 1997-1K Notes may, at the option of the Corporation, be redeemed on ________________, and on any date thereafter, in whole or in part, at a Redemption Price equal to 100% of the Principal Amount thereof to be redeemed, from amounts credited to the Series 1997-1 Tax Exempt Retirement Subaccount from the Series 1997-1 Tax Exempt Surplus Subaccount for such purpose in accordance with the Indenture and from that portion of the Series 1997-1 Tax Exempt Reserve Account which exceeds the Reserve Fund Requirement (calculated after giving effect to such redemption). If the Trustee shall have first certified that no deficiencies exist in any of the Rebate Fund, the Note Fund, the Reserve Fund or the Special Redemption and Prepayment Account, the Trustee shall, upon Corporation Order, transfer to the Series 1997-1 Tax Exempt Retirement Account any Balances in the Series 1997-1 Tax Exempt Surplus Subaccount (other than those consisting of Student Loans) which a Corporation Certificate states are not reasonably expected to be needed for the payment of scheduled Debt Service on the Outstanding Notes and Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees, or for transfer to the Rebate Fund.

          Subject to compliance with the provisions of the Indenture relating to certain asset requirements and certain other requirements, Outstanding Series 1997-1K Notes may, at the option of the Corporation and from amounts credited to the Retirement Account for such purpose, be redeemed on June 1, ______, and on any date thereafter, in whole or in part, at the Redemption Prices (expressed as a percentage of Principal Amount) set forth below plus accrued interest to the Redemption Date:

                                                       Redemption
     Redemption Period                                    Price
     -----------------                                    -----
     December 1, 2007, through November 30, 2008          102%
     December 1, 2008, through November 30, 2009          101%
     December 1, 209, and thereafter                      100%

          Subject to compliance with the provisions of the Indenture relating to certain asset requirements, Series 1997-1 Notes may, at the option of the Corporation, be redeemed, in whole but not in part, at a Redemption Price equal to 100% of the Principal Amount of Series 1997-1 Notes to be so redeemed plus accrued interest thereon to the Redemption Date, on any date after the remaining aggregate Principal Balance of Student Loans Financed with proceeds of the Series 1997-1

                                     B-1-5

Notes is less than 10% of the amounts initially deposited to the credit of the Acquisition Fund.

          If not all Series 1997-1 Notes subject to redemption are to be redeemed, the particular Series 1997-1 Notes to be redeemed are to be selected as provided in the Indenture.

          Notice of redemption shall be given by first-class mail mailed at least 30 days before the Redemption Date to each Holder of Series 1997-1K Notes to be redeemed at his last address appearing on the Note Register; but no defect in or failure to give such notice of redemption shall affect the validity of proceedings for redemption of any Note not affected by such defect or failure. All Series 1997-1K Notes so called for redemption will cease to bear interest on such Redemption Date, provided funds for their redemption have been duly deposited, and, except for the purpose of payment, shall no longer be protected by the Indenture and shall not be deemed Outstanding thereunder.

          It is provided in the Indenture that Series 1997-1K Notes of a denomination larger than $5,000 may be redeemed in part ($5,000 or an integral multiple thereof) and that upon any partial redemption of any such Series 1997-1K Note the same shall be surrendered in exchange for one or more new Notes of the same series in authorized form for the unredeemed portion of principal.

          If provision is made for the payment of principal of, premium, if any, and interest on this Note in accordance with the Indenture, this Note shall no longer be deemed Outstanding under the Indenture, shall cease to be entitled to the benefits of the Indenture and shall thereafter be payable solely from the funds provided for such payment.

          If an Event of Default shall occur, the principal of all the Outstanding Notes may and, under certain circumstances, shall be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Notes and Other Beneficiaries under the Indenture at any time by the Corporation with, among other things, the consent of the Holders of two-thirds of the aggregate Principal Amount of Class A Notes at the time Outstanding, if affected thereby, and with the consent of the Holders of two-thirds of the aggregate Principal Amount of Class B Notes at the time Outstanding, if affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate Principal Amount of the Class A Notes at the time Outstanding or Other Senior Beneficiaries or, if no Senior Obligations are Outstanding, the Holders of specified percentages in aggregate Principal Amount of the Class B Notes at the time Outstanding or Other Subordinate Beneficiaries, on behalf of the Holders of all the Notes, to waive certain

                                     B-1-6
past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Registered Holder of this Note and upon all future Registered Holders hereof and of any Note issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          This Note is transferable by the Registered Holder hereof upon surrender of this Note for transfer at the Principal Office of the Note Registrar (which shall be the Trustee unless and until an Authenticating Agent becomes the Note Registrar under the Indenture) or at the Principal Office of a duly appointed Authenticating Agent (the "Authenticating Agent," which term includes any successor Authenticating Agent under the Indenture), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar or the Authenticating Agent, as the case may be, and executed by the Registered Holder hereof or his attorney duly authorized in writing, with signature guarantees satisfactory to the Note Registrar or the Authenticating Agent, as the case may be. This Note may also be exchanged for one or more other Notes of the same series upon surrender hereof at the Principal Office of the Note Registrar or the Principal Office of an Authenticating Agent. Thereupon the Corporation shall execute and the Trustee or the Authenticating Agent, as the case may be, shall authenticate and deliver, in exchange for this Note, one or more new fully registered Notes in the name of the transferee, of an authorized denomination, in aggregate Principal Amount equal to the Principal Amount of this Note, of the same series and bearing interest at the same rate. Thereupon the Corporation shall execute and the Trustee or the Authenticating Agent, as the case may be, shall authenticate and deliver, in exchange for this Note, one or more new fully registered Notes in the name of the transferee, of an authorized denomination, in aggregate Principal Amount equal to the Principal Amount of this Note, of the same series and bearing interest at the same rate. No Authenticating Agent will be initially appointed with respect to the Series 1997-1K Notes. Notwithstanding the foregoing provisions of this paragraph, no Series 1997-1K Note shall be required to be transferred, (i) during a period beginning at the opening of business fifteen days before any selection of Series 1997-1K Notes for redemption and ending at the close of business on the day of such selection, or (ii) if such Series 1997-1K Note has been selected for redemption in whole or in part.

          The Corporation may require payment by the Registered Holder hereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Note, other than certain exchanges specifically exempted under the Indenture and not involving any transfer.

          The Corporation, the Trustee, each Paying Agent, any Authenticating Agent, the Note Registrar and any other agent of the Corporation may treat the Person in whose name this Note is registered on the Note Register as the absolute owner hereof for all purposes, whether or not this Note is overdue, and neither the

                                     B-1-7

Corporation, the Trustee, any Paying Agent, any Authenticating Agent, the Note Registrar nor any other such agent shall be affected by notice to the contrary.

          IT IS HEREBY CERTIFIED, RECITED, COVENANTED AND DECLARED that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the issuance of this Note have happened, do exist, and have been performed in regular and due time, form and manner as so required.

          This Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been signed by the Trustee or by the Authenticating Agent by the manual signature of one of its authorized representatives.

          IN WITNESS WHEREOF, the Corporation has caused this Note to be executed in its name by the manual signatures of its President and Secretary, and its corporate seal to be impressed hereon.

Dated:   _____________                 EDUCATION LOANS INCORPORATED


                                       __________________________
                                                President

(SEAL)
                                       __________________________
                                                Secretary



                         _____________________________


                         CERTIFICATE OF AUTHENTICATION

          This Note is one of the Notes of the series designated therein and issued under the provisions of the within-mentioned Indenture.

                                       FIRST BANK NATIONAL
                                         ASSOCIATION, as Trustee


                                       By____________________________
                                           Authorized Representative

                                     B-1-8

                     ___________________________________

                                  ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto ________________________ the within Note and irrevocably appoints ____________________________, attorney-in-fact, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated  _______________________

PLEASE INSERT SOCIAL SECURITY              ___________________________
OR OTHER IDENTIFYING NUMBER                NOTICE:  The signature to this
OF ASSIGNEE                                assignment must correspond with the
                                           name as it appears upon the face of
______________________________             the within Note in every particular,
                                           without any alteration whatsoever.

SIGNATURE GUARANTEED:


______________________________

                                     B-1-9

                                  EXHIBIT B-2
                                  -----------

                         FORM OF SERIES 1997-1L NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                         EDUCATION LOANS INCORPORATED

               TAXABLE LIBOR RATE STUDENT LOAN ASSET-BACKED NOTE
                           SUBORDINATE SERIES 1997-L
                                    CLASS B

No. R_____                                                           $__________

         Stated          Date of Original       Interest
     Maturity Date             Issue              Rate            CUSIP
     -------------       ----------------       --------          -----

     June 1, 2020           July___, 1997       Variable        83756E ___

REGISTERED HOLDER:   CEDE & CO.

PRINCIPAL AMOUNT:

          FOR VALUE RECEIVED, EDUCATION LOANS INCORPORATED, a nonprofit corporation organized under the laws of the State of South Dakota (the "Corporation," which term includes any successor corporation under the Indenture hereinafter referred to, including, upon completion of the Section 150(d)(3) Transfer, EdLinc), acknowledges itself indebted and hereby promises to pay to the registered holder specified above, or registered assigns (the "Registered Holder"), but solely from the revenues and receipts hereinafter specified and not otherwise, the Principal Amount specified above on the Stated Maturity Date specified above (subject to the right of prior redemption hereinafter mentioned), upon presentation and surrender of this Note at the Principal Office of the Trustee (as hereinafter defined), as Paying Agent for the Series 1997-1 Notes (as hereinafter defined), or a duly appointed successor Paying Agent, and to pay interest on said Principal

                                     B-2-1

Amount, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Registered Holder hereof from the date hereof until the payment of said Principal Amount has been made or duly provided for, payable on each Interest Payment Date, commencing ____________, 1997, at the LIBOR Rate Series 1997-1 Note Interest Rate (as hereinafter described), and at the same rate per annum (to the extent that the payment of such interest shall be legally enforceable) on overdue installments of interest. Payment of interest on this Note on each regularly scheduled Interest Payment Date shall be made by check or draft drawn upon the Paying Agent and mailed to the Person who is the Registered Holder hereof as of 5:00 p.m. in the city in which the Principal Office of the Note Registrar is located on the applicable Regular Record Date at the address of such Registered Holder as it appears on the Note Register maintained by the Note Registrar, or, if the Registered Holder of this Note is the Registered Holder of Series 1997-1 Notes in the aggregate Principal Amount of $1,000,000 or more (or, if less than $1,000,000 in Principal Amount of Series 1997-1 Notes is outstanding, the Registered Holder of all outstanding Series 1997-1 Notes), at the direction of such Registered Holder received by the Paying Agent by 5:00 p.m. in the city in which the Principal Office of the Paying Agent is located on the last Business Day preceding the applicable Regular Record Date, by electronic transfer by the Paying Agent in immediately available funds to an account designated by such Registered Holder. In addition, interest on this Note is payable at the Maturity hereof in the same manner as the principal hereof, unless the date of such Maturity is a regularly scheduled Interest Payment Date, in which event interest is payable in the manner set forth in the preceding sentence. Any interest not so timely paid or duly provided for shall cease to be payable to the Person who is the Registered Holder hereof at the close of business on the Regular Record Date and shall be payable to the Person who is the Registered Holder hereof at the close of business on a special record date for the payment of any such defaulted interest. Such special record date shall be fixed by the Trustee whenever moneys become available for payment of the defaulted interest, and notice of the special record date shall be given to the Registered Holder hereof not less than ten days prior thereto by first-class mail to such Registered Holder as shown on the Note Register on a date selected by the Trustee, stating the date of the special record date and the date fixed for the payment of such defaulted interest. The principal of and interest on this Note are payable in lawful money of the United States of America.

          INTEREST ON THIS NOTE IS SUBJECT TO FEDERAL INCOME TAXATION PURSUANT TO AN ELECTION MADE BY THE CORPORATION UNDER SECTION 625(c) OF THE TAX REFORM ACT OF 1984 AND 26 CFR (S)301.9100-6T(d).

          This Note is one of an authorized issue of Notes (the "Notes"), issued and to be issued by the Corporation in one or more series pursuant to an Indenture of Trust, dated as of July 1, 1997 (as supplemented and amended, the "Indenture"), as supplemented by a First Supplemental Indenture of Trust, dated as of July 1, 1997 (the "First Supplemental Indenture"), each between the Corporation and First Bank

                                     B-2-2

National Association, Minneapolis, Minnesota, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture). As provided in the Indenture, the Notes are issuable in series which may vary as in the Indenture provided or permitted. This Note is one of a series of Class B Notes issued in an aggregate Principal Amount of $_________________ (the "Series 1997-1L Notes"). The Series 1997-1L Notes are issued simultaneously with one other series of Class B Notes issued in the aggregate Principal Amount of $_________________ (together with the Series 1997-1L Notes, collectively referred to herein as the "Series 1997-1 Subordinate Notes") and ten series of Class A Notes issued in the aggregate Principal Amount of $_________________(the "Series 1997-1 Senior Notes" and, together with the Series 1997-1 Subordinate Notes, collectively referred to herein as the "Series 1997-1 Notes"). The proceeds of the Series 1997-1 Notes will be used by the Corporation to (a) acquire student loan notes incurred under the Higher Education Act and (b) fund the Reserve Fund.

          Reference is hereby made to the Indenture, copies of which are on file in the principal corporate trust office of the Trustee, and to all of the provisions of which any Registered Holder of this Note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the various classes of Notes and Other Obligations secured thereunder; the student loan acquisition program being financed by the issuance of the Notes; the revenues and other moneys pledged to the payment of the principal of, premium, if any, and interest on the Notes and the Other Obligations; the nature and extent and manner of enforcement of the pledge; the conditions upon which Notes may be issued or Other Obligations may be incurred by the Corporation thereunder, payable from such revenues and other moneys thereunder as Senior Obligations, Subordinate Obligations or Class C Notes; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Holders of the Notes; the rights and remedies of the Registered Holder hereof with respect hereto and thereto, including the limitations upon the right of a Registered Holder hereof to institute any suit, action or proceeding in equity or at law with respect hereto and thereto; the rights, duties and obligations of the Corporation and the Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts and covenants made therein may be discharged at or prior to the Maturity or redemption of this Note, and this Note thereafter no longer be secured by the Indenture, or be deemed to be Outstanding thereunder; and for the other terms and provisions thereof. Terms used with initial capital letters but not defined in this Note have the respective meanings given such terms in the Indenture.
The Series 1997-L Notes are being issued as, and will constitute, taxable Class B Notes under the Indenture.

          The Notes and Other Obligations are limited obligations of the Corporation, payable solely from the revenues and assets of the Corporation pledged therefor under the Indenture, including certain notes evidencing Student Loans and the proceeds of the Corporation's bonds, notes or other evidences of indebtedness, if any, issued with respect to the Notes.

                                B-2-3

          Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Corporation, or join in any institution against the Corporation, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Servicing Agreement.

          The Corporation has structured the Indenture and the Notes with the intention that the Notes will qualify under applicable federal, state, local and foreign tax law as indebtedness of the Corporation secured by the Trust Estate. The Corporation, the Trustee, the Servicer and each Noteholder agree to treat and to take no action inconsistent with the treatment of the Notes as such indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Noteholder, by acceptance of its Note, agrees to be bound by the provisions of this paragraph. Each Noteholder agrees that it will cause any Person acquiring an interest in a Note through it to comply with the Indenture as to treatment as indebtedness under applicable tax law, as described in this paragraph.

          The Series 1997-1L Notes constitute Class B Notes under the Indenture which are subordinated in right of payment, the direction of remedies and certain other matters in accordance with the terms of the Indenture to the rights of the Holders of Class A Notes issued from time to time under the Indenture (including, without limitation the Series 1997-1 Senior Notes) and Other Senior Beneficiaries thereunder. A failure to pay principal of, premium, if any, or interest on this Class B Note will not constitute an Event of Default under the Indenture if any Senior Obligation is Outstanding.

          Interest payable on this Note shall be computed on the basis of actual days elapsed and accrue daily from the date hereof (on the basis of a 360-day year), and is payable on each regularly scheduled Interest Payment Date prior to the Maturity of this Note and at the Maturity of this Note. The interest payable on each Interest Payment Date for this Note shall be [calculated on a per unit basis, based on a unit of $100,000, and shall be] that interest which has accrued through the last day preceding such Interest Payment Date or, in the case of the Maturity of this Note, the last day preceding the date of such Maturity. The LIBOR Rate Series 1997-1 Note Interest Rate shall be effective as of and on the first day (whether or not a Business Day) of the applicable Interest Period and be in effect thereafter through the end of such Interest Period.

          The unpaid Principal Amount hereof from time to time outstanding shall bear interest at a LIBOR Rate Series 1997-1 Note Interest Rate, as described below, payable on each Interest Payment Date and at the Maturity hereof, such interest to accrue from the later of the date hereof or the date through which interest has been paid or duly provided for.

                                     B-2-4

          During the Initial Interest Period, this Note shall bear interest at the LIBOR Rate Series 1997-1 Note Initial Interest Rate for the Series 1997-L
Notes.    The interest rate to be borne by this Note during each Interest Period thereafter shall be determined on the related Interest Rate Determination Date and shall be equal to the lesser of (i) the sum of One-Month LIBOR determined with respect to such Interest Rate Determination Date plus _____% (which is herein referred to as the "LIBOR Rate Series 1997-1 Note LIBOR-Based Rate"), and
(ii) the Net Loan Rate determined with respect to such Interest Rate Determination Date. The Trustee shall determine such interest rate on each Interest Rate Determination Date.

          Notwithstanding any other provision of this Note or the First Supplemental Indenture, interest payable on this Note for an Interest Period shall never exceed for such Interest Period the amount of interest payable at the Net Loan Rate in effect for such Interest Period.

          If the LIBOR Rate Series 1997-1 Note LIBOR-Based Rate for the Series 1997-1L Notes is greater than the Net Loan Rate, then the LIBOR Rate Series 1997-1 Note Interest Rate applicable to the Series 1997-1L Notes for that Interest Period will be the Net Loan Rate. If the LIBOR Rate Series 1997-1 Note Interest Rate applicable to the Series 1997-1L Notes for any Interest Period is the Net Loan Rate, the Trustee shall determine the Carry-Over Amount, if any, with respect to the Series 1997-1L Notes for such Interest Period. Such Carryover Amount shall bear interest calculated at a rate equal to the LIBOR Rate Series 1997-1 Note LIBOR-Based Rate (as determined by the Trustee) from the Interest Payment Date for the Interest Period with respect to which such Carry-Over Amount was calculated until paid. For purposes of this Note, any reference to "principal" or "interest" herein shall not include within the meaning of such words Carry-Over Amount or any interest accrued on any such Carry-Over Amount. Such Carry-Over Amount shall be separately calculated for each Series 1997-1L Note by the Trustee during such Interest Period in sufficient time for the Trustee to give notice to each Holder of such Carry-Over Amount as required in the next succeeding sentence. On the Interest Payment Date for an Interest Period with respect to which such Carry-Over Amount has been calculated by the Trustee, the Trustee shall give written notice to each Holder of the Carry-Over Amount applicable to each Holder's Series 1997-1L Note, which written notice may accompany the payment of interest by check made to each such Holder on such Interest Payment Date or otherwise shall be mailed on such Interest Payment Date by first class mail, postage prepaid, to each such Holder at such Holder's address as it appears on the registration books maintained by the Note Registrar. Such notice shall state, in addition to such Carry-Over Amount, that, unless and until a Series 1997-1L Note has been redeemed or has been deemed no longer Outstanding under the First Supplemental Indenture (after which no Carry-Over Amount shall be paid with respect to a Series 1997-1L Note), (i) the Carry-Over Amount (and interest accrued thereon) shall be paid by the Trustee on such Series 1997-1L Note on the first occurring Interest Payment Date for a subsequent Interest Period if and to the extent that (l) the Eligible Carry-Over Make-Up Amount with respect to such Interest Period is greater than zero, and (2) moneys are available

                                     B-2-5
pursuant to the terms of the First Supplemental Indenture to pay such Carry-Over Amount (and interest accrued thereon), and (ii) interest shall accrue on the Carry-Over Amount at a per annum rate equal to the LIBOR Rate Series 1997-1 Note LIBOR-Based Rate until such Carry-Over Amount is paid in full or is canceled.

          The Carry-Over Amount for the Series 1997-1L Notes shall be paid by the Trustee on Outstanding Series 1997-1L Notes on the first occurring Interest Payment Date for a subsequent Interest Period if and to the extent that (i) the Eligible Carry-Over Make-Up Amount with respect to such Interest Period is greater than zero, and (ii) moneys in the Surplus Account are available on such Interest Payment Date for transfer to the Interest Account for such purpose in accordance with the applicable provisions of the Indenture, after taking into account all other amounts payable from the Surplus Fund on such Interest Payment Date. Any Carry-Over Amount (and any interest accrued thereon) which is unpaid as of an Interest Payment Date with respect to any Series 1997-1L Note, which Series 1997-1L Note is to be redeemed or deemed no longer Outstanding under the First Supplemental Indenture on such Interest Payment Date, shall be paid to the Holder thereof on such Interest Payment Date to the extent that moneys are available therefor in accordance with the provisions of the preceding clause
(b); provided, however, that any Carry-Over Amount (and any interest accrued thereon) which is not so paid on such Interest Payment Date shall be canceled with respect to such Series 1997-1L Note on such Interest Payment Date and shall not be paid on any succeeding Interest Payment Date. To the extent that any portion of the Carry-Over Amount (and any interest accrued thereon) remains unpaid after payment of a portion thereof, such unpaid portion shall be paid in whole or in part as required hereunder until fully paid by the Trustee on the next occurring Interest Payment Date or Dates, as necessary, for a subsequent Interest Period or Periods, if and to the extent that the conditions in the first sentence of this paragraph are satisfied. On any Interest Payment Date on which the Trustee pays less than all of the Carry-Over Amount (and any interest accrued thereon) with respect to a Series 1997-1L Note, the Trustee shall give written notice in the manner set forth in the immediately preceding paragraph to the Holder of such Series 1997-1L Note of the Carry-Over Amount remaining unpaid on such Series 1997-1L Note.

          The Interest Payment Date in such subsequent Interest Period on which such Carry-Over Amount for the Series 1997-1L Notes shall be paid shall be determined by the Trustee in accordance with the provisions of the immediately preceding paragraph, and the Trustee shall make payment of the Carry-Over Amount in the same manner as, and from the same Account from which, it pays interest on the Series 1997-1L Notes on an Interest Payment Date.

          In the event that the Trustee no longer determines, or fails to determine, when required, the LIBOR Rate Series 1997-1 Note LIBOR-Based Rate with respect to the Series 1997-1L Notes, or if, for any reason, such manner of determination shall be held to be invalid or unenforceable, the LIBOR Rate Series 1997-1 Note LIBOR-Based Rate for each succeeding Interest Period shall be the Net

                                     B-2-6

Loan Rate as determined by or on behalf of the Corporation with respect to the related Interest Rate Determination Date, and if the Corporation shall fail or refuse to determine such Net Loan Rate, the Net Loan Rate shall be determined by a securities dealer appointed by the Trustee capable of making such a determination in accordance with the provisions hereof and written notice of such determination shall be given by such securities dealer to the Trustee.

          The determination of a LIBOR Rate Series 1997-1 Note Interest Rate by the Trustee or any other authorized Person pursuant to the provisions of the First Supplemental Indenture shall be conclusive and binding on the Holders of the Series 1997-L Notes to which such LIBOR Rate Series 1997-1 Note Interest Rate applies, and the Corporation and the Trustee may rely thereon for all purposes.

          Notwithstanding any provision of this Note to the contrary, in no event shall the cumulative amount of interest paid or payable on this Note (including interest calculated as provided herein, plus any other amounts that constitute interest on this Note under applicable law, which are contracted for, charged, reserved, taken or received pursuant to this Note or related documents) calculated from the date of issuance of this Note through any subsequent day during the term of this Note or otherwise prior to payment in full of this Note exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or related documents or otherwise contracted for, charged, reserved, taken or received in connection with this Note, or if the redemption or acceleration of the Maturity of this Note results in payment to or receipt by the Registered Holder or any former Registered Holder hereof of any interest in excess of that permitted by applicable law, then notwithstanding any provision of this Note or related documents to the contrary all excess amounts theretofore paid or received with respect to this Note shall be credited on the Principal Amount of this Note (or, if this Note has been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of this Note and related documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Note and under the related documents.

          Subject to compliance with the provisions of the Indenture relating to certain asset requirements, Outstanding LIBOR Rate Series 1997-1 Notes shall receive prepayments of principal on any Interest Payment Date from moneys available therefor in the Series 1997-1 Taxable Special Redemption and Prepayment Subaccount in accordance with the provisions of the First Supplemental Indenture. All prepayments of principal in accordance with the preceding sentence shall, subject to satisfying the asset requirements of the Indenture, be allocated between the LIBOR Rate Series 1997-1 Senior Notes and the Series 1997-1L Notes pro rata, based upon

                                     B-2-7
their respective aggregate Principal Amounts. All such prepayments of principal applied to the Series 1997-L Notes shall be allocated pro rata, based upon their respective Principal Amounts, to the reduction of the Principal Amount of all Series 1997-L Notes.

          Subject to compliance with the provisions of the Indenture relating to certain asset requirements, Series 1997-1 Notes may, at the option of the Corporation, be redeemed, in whole but not in part, at a Redemption Price equal to 100% of the Principal Amount of Series 1997-1 Notes to be so redeemed plus accrued interest thereon to the Redemption Date, on any date after the remaining aggregate Principal Balance of Student Loans Financed with proceeds of the Series 1997-1 Notes is less than 10% of the amounts initially deposited to the credit of the Acquisition Fund.

          Notice of redemption shall be given by first-class mail mailed at least 30 days before the Redemption Date to each Holder of Series 1997-L Notes to be redeemed at his last address appearing on the Note Register; but no defect in or failure to give such notice of redemption shall affect the validity of proceedings for redemption of any Series 1997-L Notes not affected by such defect or failure. All Series 1997-L Notes so called for redemption will cease to bear interest on such Redemption Date, provided funds for their redemption have been duly deposited, and, except for the purpose of payment, shall no longer be protected by the Indenture and shall not be deemed Outstanding thereunder.

          It is provided in the Indenture that Series 1997-L Notes of an Authorized Denomination larger than $100,000 may be redeemed in part ($100,000 in original Principal Amount or an integral multiple thereof) and that upon any partial redemption of any such Series 1997-L Note the same shall be surrendered in exchange for one or more new Notes of the same series in authorized form for the unredeemed portion of principal.

          If provision is made for the payment of principal of and interest on this Note in accordance with the Indenture, this Note shall no longer be deemed Outstanding under the Indenture, shall cease to be entitled to the benefits of the Indenture and shall thereafter be payable solely from the funds provided for such payment.

          If an Event of Default shall occur, the principal of all the Outstanding Notes may and, under certain circumstances, shall be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Notes and Other Beneficiaries under the Indenture at any time by the Corporation with, among other things, the consent of the Holders of two-thirds of the aggregate Principal Amount of Class A Notes at the time Outstanding, if affected thereby, and the consent of the Holders of two-thirds of the aggregate Principal Amount of Class B Notes at the time

                                     B-2-8

Outstanding, if affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate Principal Amount of the Class A Notes at the time Outstanding or Other Senior Beneficiaries or, if no Senior Obligations are Outstanding, the Holders of specified percentages in aggregate Principal Amount of the Class B Notes at the time Outstanding or Other Subordinate Beneficiaries, on behalf of the Holders of all the Notes, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Registered Holder of this Note and upon all future Registered Holders hereof and of any Note issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          This Note is transferable by the Registered Holder hereof upon surrender of this Note for transfer at the Principal Office of the Note Registrar (which shall be the Trustee unless and until an Authenticating Agent becomes the Note Registrar under the Indenture) or at the Principal Office of a duly appointed Authenticating Agent (the "Authenticating Agent," which term includes any successor Authenticating Agent under the Indenture), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar or such Authenticating Agent, as the case may be, and executed by the Registered Holder hereof or his attorney duly authorized in writing, with signature guarantees satisfactory to the Note Registrar or such Authenticating Agent, as the case may be. This Note may also be exchanged for one or more other Notes of the same series upon surrender hereof at the Principal Office of the Note Registrar or the Principal Office of an Authenticating Agent.
Thereupon the Corporation shall execute and the Trustee or the Authenticating Agent, as the case may be, shall authenticate and deliver, in exchange for this Note, one or more new fully registered Notes in the name of the transferee, of an authorized denomination, in aggregate Principal Amount equal to the Principal Amount of this Note, of the same series and bearing interest at the same rate. No Authenticating Agent will be initially appointed with respect to the Series 1997-L Notes. Notwithstanding the foregoing provisions of this paragraph, no Series 1997-L Note shall be required to be transferred, (i) during a period beginning at the opening of business fifteen days before any selection of Series 1997-L Notes for redemption and ending at the close of business on the day of such selection, or (ii) if such Series 1997-L Note has been selected for redemption in whole or in part.

          The Corporation may require payment by the Registered Holder hereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Note, other than certain exchanges specifically exempted under the Indenture and not involving any transfer.

          The Corporation, the Trustee, each Paying Agent, any Authenticating Agent, the Note Registrar and any other agent of the Corporation may treat the Person in whose name this Note is registered on the Note Register as the absolute

                                     B-2-9
owner hereof for all purposes, whether or not this Note is overdue, and neither the Corporation, the Trustee, any Paying Agent, any Authenticating Agent, the Note Registrar nor any other such agent shall be affected by notice to the contrary.

          IT IS HEREBY CERTIFIED, RECITED, COVENANTED AND DECLARED that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the issuance of this Note have happened, do exist, and have been performed in regular and due time, form and manner as so required.

          This Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been signed by the Trustee or by the Authenticating Agent by the manual signature of one of its authorized representatives.

                                    B-2-10

          IN WITNESS WHEREOF, the Corporation has caused this Note to be executed in its name by the manual signatures of its President and Secretary, and its corporate seal to be impressed hereon.

Dated:   ____________                       EDUCATION LOANS INCORPORATED


                                            __________________________
                                                     President

(SEAL)
                                            __________________________
                                                     Secretary



                        _______________________________

                         CERTIFICATE OF AUTHENTICATION

          This Note is one of the Notes of the series designated therein and issued under the provisions of the within-mentioned Indenture.

                                            FIRST BANK NATIONAL
                                              ASSOCIATION, as Trustee


                                            By_____________________________
                                                Authorized Representative

                                    B-2-11

                         _____________________________

                                  ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto _____________________ the within Note and irrevocably appoints _________________________, attorney-in-fact, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated  ________________________

PLEASE INSERT SOCIAL SECURITY              __________________________________
OR OTHER IDENTIFYING NUMBER                NOTICE:  The signature to this
OF ASSIGNEE                                assignment must correspond with the
                                           name as it appears upon the face of
_______________________________            the within Note in every particular,
                                           without any alteration whatsoever.

SIGNATURE GUARANTEED:


_______________________________

                                    B-2-12

                                   EXHIBIT C
                                   ---------

                          NOTICE OF A PAYMENT DEFAULT
                          ---------------------------

                         EDUCATION LOANS INCORPORATED
       TAX EXEMPT [TAXABLE] AUCTION RATE STUDENT LOAN ASSET-BACKED NOTES
                             SENIOR SERIES 1997-1


          NOTICE IS HEREBY GIVEN that a Payment Default has occurred and not been cured with respect to the Series 1997-1_____ Notes. Determination of the Auction Rate Series 1997-1 Note Interest Rate on the Tax Exempt [Taxable] Auction Rate Series 1997-1 Notes pursuant to the Auction Procedures will be suspended. The Auction Rate Series 1997-1 Note Interest Rate on each series of the Tax Exempt [Taxable] Auction Rate Series 1997-1 Notes for each Auction Period commencing after the date of Payment Default will equal the Non-Payment Rate (as to each such series with respect to which a Payment Default exists) or the Maximum Auction Rate [Net Loan Rate] (as to all other series), as the case may be, as it is determined by the Trustee on the first day of such Auction Period.

          Terms used herein have the meanings set forth in the First Supplemental Indenture of Trust relating to the above-referenced Notes.


Dated:______________________             FIRST BANK NATIONAL
                                           ASSOCIATION, as Trustee



                                         By:______________________

                                   EXHIBIT D
                                   ---------

                       NOTICE OF CURE OF PAYMENT DEFAULT
                       ---------------------------------

                         EDUCATION LOANS INCORPORATED
       TAX EXEMPT [TAXABLE] AUCTION RATE STUDENT LOAN ASSET-BACKED NOTES
                             SENIOR SERIES 1997-1


          NOTICE IS HEREBY GIVEN that a Payment Default with respect to the Auction Rate Series 1997-1 Notes has been waived or cured. The next Auction Date is ______________ with respect to the Series 1997-1A Notes, ______________ with respect to the Series 1997-1B Notes, ______________ with respect to the Series 1997-1C Notes, ______________ with respect to the Series 1997-1D Notes, and ______________ with respect to the Series 1997-1E Notes [_____________ with respect to the Series 1997-1G Notes, and ______________ with respect to the Series 1997-1H Notes].


          Terms used herein have the meanings set forth in the First Supplemental Indenture of Trust relating to the above-referenced Notes.


Dated:___________________                   FIRST BANK NATIONAL
                                             ASSOCIATION,  as Trustee



                                            By:__________________________

                                   EXHIBIT E
                                   ---------

                 NOTICE OF PROPOSED AUCTION PERIOD ADJUSTMENT
                 ---------------------------------------------

                         EDUCATION LOANS INCORPORATED
       TAX EXEMPT [TAXABLE] AUCTION RATE STUDENT LOAN ASSET-BACKED NOTES
                           SENIOR SERIES 1997-1_____

          Notice is hereby given that Education Loans Incorporated proposes to change the length of one or more Auction Periods with respect to the Notes identified above, pursuant to the First Supplemental Indenture of Trust relating to such Notes (the "First Supplemental Indenture"), as follows:

          1. The change will take effect on the Interest Rate Adjustment Date for the next Auction Period (the "Effective Date").

          2. For Auction Periods occurring after the Auction Period commencing on the Effective Date, the Interest Rate Adjustment Dates will be
[______________].


          3. The Auction Period Adjustment in Paragraph 2 shall take place only if (A) the Trustee and the Auction Agent receive, by 11:00 a.m., New York City time, on the Business Day before the Auction Date for the Auction Period commencing on the Effective Date, a Corporation Certificate authorizing the Auction Period Adjustment, along with [a copy of the opinion of Bond Counsel,] the written consent of the Market Agent and the Rating Agency confirmations and, if applicable, the written statement of the Trustee, the Auction Agent and the Securities Depository, all as required by the First Supplemental Indenture, and
(B) Sufficient Bids exist on the Auction Date for the Auction Period commencing on the Effective Date.

          4. If the condition referred to in (A) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date will be determined pursuant to the Auction Procedures and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (A) is met but the condition referred to in (B) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date shall be the Maximum Auction Rate [lesser of the Maximum Auction Rate and the Net Loan Rate] and the Auction Period shall be the Auction Period determined without reference to the proposed change.

          5. It is hereby represented, upon advice of the Auction Agent for the Notes described herein, that there were Sufficient Bids for such Notes at the Auction immediately preceding the date of this Notice.

          Terms used herein have the meanings set forth in the First Supplemental Indenture.


Dated:___________________________              EDUCATION LOANS INCORPORATED




                                               By:_____________________________

                                   EXHIBIT F
                                   ---------

                 NOTICE ESTABLISHING AUCTION PERIOD ADJUSTMENT
                 ---------------------------------------------

                         EDUCATION LOANS INCORPORATED
       TAX EXEMPT [TAXABLE] AUCTION RATE STUDENT LOAN ASSET-BACKED NOTES
                          SENIOR SERIES 1997-1____

          Notice is hereby given that Education Loans Incorporated hereby establishes new lengths for one or more Auction Periods with respect to the Notes identified above pursuant to the First Supplemental Indenture of Trust relating to such Notes (the "First Supplemental Indenture"):

          1. The change shall take effect on _______________ , the Interest Rate Adjustment Date for the next Auction Period (the "Effective Date").

          2. For Auction Periods occurring after the Auction Period commencing on the Effective Date, the Interest Rate Adjustment Dates shall be [___________] provided, however, that the length of subsequent Auction Periods shall be subject to further change hereafter as provided in Sections 3 and 10 of the First Supplemental Indenture.

          3. The changes described in Paragraph 2 shall take place only upon delivery of this Notice and the satisfaction of other conditions set forth in the First Supplemental Indenture and our prior notice dated
___________ regarding the proposed change.


          Terms used herein have the meanings set forth in the First Supplemental Indenture.


Dated:_____________________________    EDUCATION LOANS INCORPORATED




                                       By:______________________________

                                   EXHIBIT G
                                   ---------

                       NOTICE OF CHANGE IN AUCTION DATE
                       --------------------------------

                         EDUCATION LOANS INCORPORATED
       TAX EXEMPT [TAXABLE] AUCTION RATE STUDENT LOAN ASSET-BACKED NOTES
                           SENIOR SERIES 1997-1____

          Notice is hereby given by Smith Barney Inc., as Market Agent for the Notes identified above, that, with respect to such Notes, the Auction Date is hereby changed as follows:

          1. With respect to such Notes, the definition of "Auction Date" shall be deemed amended by substituting "______________ (number) Business Day" in the seventh line thereof and by substituting "________________ (number) Business Days" for "two (2) Business Days" in subsection (C) thereof.

          2. This change shall take effect on ___________ which shall be the Auction Date for the Auction Period commencing on ________________.

          3. The Auction Date for such Notes shall be subject to further change hereafter as provided in the First Supplemental Indenture of Trust relating to such Notes (the "First Supplemental Indenture").

          Terms used herein have the meanings set forth in the First Supplemental Indenture.


Dated:_____________________________       SMITH BARNEY INC., as
                                           Market Agent


                                          By:___________________________

                                  EXHIBIT H-1
                                  -----------


             [List of Student Loan Purchase Agreements relating to Eligible Loans acquired from the Series 1979 Trustee]

                                     H-1-1

                                  EXHIBIT H-2
                                  -----------


             [List of Student Loan Purchase Agreements relating to
              Eligible Loans acquired from Series 1989 Trustee]

                                     H-2-1

                                  EXHIBIT H-3
                                  -----------


             [List of Student Loan Purchase Agreements relating to
               Eligible Loans acquired from Series 1994 Trustee
              and financed from proceeds of Series 1996-1 Notes]

                                     H-3-1

                                  EXHIBIT H-4
                                  -----------


             [List of Student Loan Purchase Agreements relating to
              Eligible Loans to be financed from proceeds of Tax
               Exempt Series 1997-1 Notes, Series 1989, 1991 and
                      1994 Bonds and Series 1996-1 Notes]

                                     H-4-1

                                  EXHIBIT H-5
                                  -----------


             [List of Student Loan Purchase Agreements relating to Eligible Loans acquired from Series 1994 Trustee and financed from proceeds of Series 1994-1, 1995-1 and 1995-2 Notes]

                                     H-5-1

                                  EXHIBIT H-6
                                  -----------


             [List of Student Loan Purchase Agreements relating to
            Eligible Loans to be financed from proceeds of Taxable
                             Series 1997-1 Notes]

                                     H-6-1

                                   EXHIBIT I
                                   ---------

             NOTICE OF PROPOSED ADJUSTMENT TO PERCENTAGE USED IN
                      DETERMINING [MAXIMUM AUCTION RATE]
                      [ALL HOLD RATE] [NON-PAYMENT RATE]
                      -----------------------------------

                         EDUCATION LOANS INCORPORATED
            TAX EXEMPT AUCTION RATE STUDENT LOAN ASSET-BACKED NOTES
                           SENIOR SERIES 1997-1____

          Notice is hereby given that Smith Barney Inc., as Market Agent for the Notes identified above, proposes to change the percentage used in determining the [Maximum Auction Rate] [All Hold Rate] [Non-Payment Rate] with respect to such Notes, pursuant to the First Supplemental Indenture of Trust relating to such Notes (the "First Supplemental Indenture"), as follows:

          1. The change shall take effect on the date of commencement of the next Auction Period (the "Effective Date").

          2. For the Auction Period commencing on the Effective Date, and each Auction Period thereafter, it is proposed that the percentage used in determining the [Maximum Auction Rate] [All Hold Rate] [Non-Payment Rate] shall be _____________.

          3. The adjustment to the percentage used in determining the [Maximum Auction Rate] [All Hold Rate] [Non-Payment Rate] in Paragraph 2 shall take place only if (A) the Trustee, the Auction Agent and the Corporation receive, by 11:00 a.m., New York City time, on the Business Day immediately preceding the Effective Date, a Corporation Certificate authorizing the adjustment of such percentage as specified in such certificate, together with a copy of the Corporation Consent thereto and the opinion of Bond Counsel as required by the First Supplemental Indenture; and (B) the Trustee and the Corporation have received written confirmation from each of the Rating Agencies then rating the Series 1997-1 Notes that such proposed adjustment will not adversely affect its ratings then applicable to any of the Series 1997-1 Notes.

          4. If any of the conditions referred to in Paragraph 3(A) and (B) above are not met, the existing percentage used to determine the [Maximum Auction Rate] [All Hold Rate] [Non-Payment Rate] shall remain in effect, and the rate of interest on the above Notes for the next succeeding Interest Period shall be determined in accordance with the Auction Procedures.

          Terms used herein have the meanings set forth in the First Supplemental Indenture.

Dated:____________________________         SMITH BARNEY INC.



                                           By:______________________________

                                   EXHIBIT J
                                   ---------

            NOTICE ESTABLISHING NEW PERCENTAGE USED IN DETERMINING
           [MAXIMUM AUCTION RATE] [ALL HOLD RATE] [NON-PAYMENT RATE]
            -------------------------------------------------------

                          EDUCATION LOANS INCORPORATED
            TAX EXEMPT AUCTION RATE STUDENT LOAN ASSET-BACKED NOTES
                            SENIOR SERIES 1997-1____

          Notice is hereby given that Smith Barney Inc., as Market Agent for the Notes identified above, hereby establishes a new percentage to be used in determining the [Maximum Auction Rate] [All Hold Rate] [Non-Payment Rate] with respect to such Notes pursuant to the First Supplemental Indenture of Trust relating to such Notes (the "First Supplemental Indenture"):

          1. The change shall take effect on __________________ the commencement of the next Auction Period (the "Effective Date").

          2. For the Auction Period commencing on the Effective Date, and each Auction Period thereafter, the percentage used in determining the [Maximum Auction Rate] [All Hold Rate] [Non-Payment Rate] shall be _____________.

          3. The change described in Paragraph 2 above shall take place only upon delivery of this Notice and the satisfaction of other conditions set forth in the First Supplemental Indenture and our prior notice dated
___________ regarding the proposed change.

          Terms used herein have the meanings set forth in the First Supplemental Indenture.


Dated:_________________________      SMITH BARNEY INC.



                                     By:_____________________________

                                      J-1